UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2013
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund

        Book 1


        First Trust Dow Jones Select MicroCap Index(SM) Fund - FDM

        First Trust Morningstar Dividend Leaders(SM) Index Fund - FDL

        First Trust US IPO Index Fund - FPX

        First Trust NYSE Arca Biotechnology Index Fund - FBT

        First Trust Dow Jones Internet Index(SM) Fund - FDN

        First Trust Capital Strength ETF - FTCS

        First Trust Value Line(R) Equity Allocation Index Fund - FVI

        First Trust Value Line(R) Dividend Index Fund - FVD

        First Trust Value Line(R) 100 Exchange-Traded Fund - FVL


Semi-Annual Report
June 30, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2013


Shareholder Letter............................................................ 2
Market Overview............................................................... 3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund - FDM................. 4
   First Trust Morningstar Dividend Leaders(SM) Index Fund - FDL.............. 6
   First Trust US IPO Index Fund - FPX........................................ 8
   First Trust NYSE Arca Biotechnology Index Fund - FBT.......................10
   First Trust Dow Jones Internet Index(SM) Fund - FDN........................12
   First Trust Capital Strength ETF - FTCS*...................................14
   First Trust Value Line(R) Equity Allocation Index Fund - FVI...............16
   First Trust Value Line(R) Dividend Index Fund - FVD........................18
   First Trust Value Line(R) 100 Exchange-Traded Fund - FVL...................20
Notes to Fund Performance Overview............................................22
Understanding Your Fund Expenses..............................................23
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund - FDM.................25
   First Trust Morningstar Dividend Leaders(SM) Index Fund - FDL..............30
   First Trust US IPO Index Fund - FPX....................................... 32
   First Trust NYSE Arca Biotechnology Index Fund - FBT.......................35
   First Trust Dow Jones Internet Index(SM) Fund - FDN........................37
   First Trust Capital Strength ETF - FTCS*...................................38
   First Trust Value Line(R) Equity Allocation Index Fund - FVI...............40
   First Trust Value Line(R) Dividend Index Fund - FVD........................44
   First Trust Value Line(R) 100 Exchange-Traded Fund - FVL...................47
Statements of Assets and Liabilities..........................................50
Statements of Operations .....................................................52
Statements of Changes in Net Assets...........................................54
Financial Highlights..........................................................58
Notes to Financial Statements.................................................63
Additional Information........................................................72

* Formerly known as First Trust Strategic Value Index Fund - FDV

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Exchange-Traded Fund.

The report you hold contains detailed information about portfolios in First Trust Exchange-Traded Fund over the six months ended June 30, 2013. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 13.82% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The Federal Reserve has maintained an easy monetary policy since September 2007, when it began lowering the federal funds target rate from 5.25% to 0.25%. The target rate has stood at 0.25% since December 2008. In addition to lowering the benchmark lending rate to nearly zero, the Federal Reserve also increased the size of its balance sheet of securities from approximately $800 billion in 2008 to $3.46 trillion on July 10, 2013. That is a tremendous amount of stimulus. While economic growth has been modest in this recovery relative to previous recoveries that produced GDP growth rates ranging from 4% to 6% for extended periods of time, on a calendar quarter basis, U.S. GDP growth has exceeded 2.0% (annualized) in 9 out of the past 15 quarters through Q1'13, according to data from the Bureau of Economic Analysis. The growth rate reached the 4.0% (annualized) level on two occasions. In our opinion, this recovery has lacked consistency due to a multitude of challenges, including too much government spending and an excessive regulatory climate, especially for small businesses.

One silver lining is that CEOs seem ready to act. A recent global survey of chief executives from PricewaterhouseCoopers LLP revealed that 97% of the 246 CEOs polled see innovation as the top priority for their companies today. Thirty-seven percent of CEOs think that they need to be directly involved in driving innovation within their businesses, while 34% think their role also includes being a "visionary." The findings from this survey are vastly different than three years ago when only 12% of CEOs were spearheading an innovation strategy. We believe this change in sentiment could bode well for equity investors moving forward.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted double-digit total returns in the first half of 2013. The S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 13.82%, 14.59%, and 16.23%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains, and six posted double-digit gains. The top-performing sector was health care, up 20.26%, as measured by the S&P 500 Health Care Index. The sector with the poorest showing was materials, up 3.12%, as measured by the S&P 500 Materials Index. Materials and commodities, in general, have been out of favor with investors since the economic slowdown in Europe stemming from its sovereign debt crisis and the tempering of growth in China, which tends to be one of the most aggressive consumers of commodities.

The following insight is as of July 18, 2013, so it was released after 6/28/13. It is too good not to note, in our opinion. The S&P 500 is up 149.7% (price-only) from its closing low on 3/9/09 (1,592 days). The current bull market now ranks as the fifth strongest of all time, according to Bespoke Investment Group. The strongest bull market for the S&P 500 was the 582.1% gain posted from 12/4/87 to 3/24/00 (4,494 days). The S&P 500 closed July 17's trading session at an all-time high of 1689.37. The index level would need to rise from 1689.37 to 1743.30 without a 20% decline (closing basis) to move from fifth to fourth in the strongest bull rankings, according to Bespoke.

In the U.S. bond market, the top-performing major debt group in the first half of 201-3 was, once again, high-yield corporate bonds. The Barclays U.S. Corporate High Yield Index posted a total return of 1.42%. The next closest domestic category was intermediate Treasuries, down 1.28%, as measured by the Barclays U.S. Treasury: Intermediate Index. The Barclays Municipal Bond: Long Bond (22+) Index posted the weakest return, down 4.07%.

FOREIGN STOCKS AND BONDS

Securities markets based in developed nations outperformed those in emerging nations in the first half of 2013. The Barclays Global Aggregate Index of higher-quality debt posted a total return of -4.83% (USD), compared to a decline of 6.04% (USD) for the Barclays Global Emerging Markets Index of debt securities. The MSCI World Index (ex U.S.) posted a total return of 3.43% (USD), compared to -9.51% for the MSCI Emerging Markets Index. The U.S. dollar provided some drag on returns from investments overseas for U.S. investors by appreciating 4.2% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), NYSE Amex and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                          AVERAGE ANNUAL                CUMULATIVE
                                                                           TOTAL RETURNS               TOTAL RETURNS
                                            6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                             Ended         Ended       Ended      (9/27/2005)       Ended     (9/27/2005)
                                            6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                          16.24%       26.53%        7.27%         4.49%        42.02%        40.55%
Market Value                                 15.95%       26.05%        7.15%         4.44%        41.26%        40.08%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)          16.59%       27.40%        8.00%         5.22%        46.93%        48.40%
Russell 2000(R) Index                        15.86%       24.21%        8.77%         6.65%        52.25%        64.81%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Financials                                  28.17%
 Industrials                                 19.97
 Consumer Discretionary                      16.05
 Information Technology                      11.72
 Health Care                                  7.47
 Materials                                    5.16
 Telecommunication Services                   3.70
 Energy                                       3.39
 Consumer Staples                             2.75
 Utilities                                    1.62
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Krispy Kreme Doughnuts, Inc.                 1.20%
 OfficeMax, Inc.                              0.93
 OFG Bancorp                                  0.86
 Flotek Industries, Inc.                      0.83
 Multimedia Games Holding Co., Inc.           0.79
 CapLease, Inc.                               0.78
 Altra Holdings, Inc.                         0.77
 Measurement Specialties, Inc.                0.76
 ACCO Brands Corp.                            0.76
 Saia, Inc.                                   0.76
                                            -------
        Total                                 8.44%
                                            =======


-----------------------------

Dow Jones and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM (CONTINUED)


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         SEPTEMBER 27, 2005 - JUNE 30, 2013

            First Trust Dow Jones Select    Dow Jones Select     Russell 2000(R)
              MicroCap Index(SM) Fund      MicroCap Index(SM)         Index
 09/05                $10000                    $10000               $10000
 12/05                 10374                     10397                10252
 06/06                 10968                     11033                11094
 12/06                 12001                     12115                12134
 06/07                 12746                     12910                12917
 12/07                 11278                     11474                11944
 06/08                  9896                     10100                10825
 12/08                  7520                      7707                 7909
 06/09                  7362                      7568                 8118
 12/09                  9087                      9393                10058
 06/10                  8833                      9153                 9862
 12/10                 11427                     11876                12759
 06/11                 11811                     12319                13551
 12/11                 10435                     10907                12227
 06/12                 11107                     11648                13270
 12/12                 12091                     12728                14225
 06/13                 14055                     14840                16481

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%      0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08          139               9             1              0
01/01/09 - 12/31/09          121               6             0              0
01/01/10 - 12/31/10          169               0             0              0
01/01/11 - 12/31/11           87               2             0              0
01/01/12 - 12/31/12           70               0             0              0
01/01/13 - 06/30/13           69               1             0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%      0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08           99               5             0              0
01/01/09 - 12/31/09          120               5             0              0
01/01/10 - 12/31/10           83               0             0              0
01/01/11 - 12/31/11          161               2             0              0
01/01/12 - 12/31/12          179               1             0              0
01/01/13 - 06/30/13           53               1             0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND - FDL

The First Trust Morningstar Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE(R), NYSE Amex or NASDAQ(R)) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years     Inception        5 Years     Inception
                                               Ended         Ended       Ended      (3/9/2006)        Ended      (3/9/2006)
                                             6/30/2013     6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                            13.96%       14.87%      11.71%        4.62%          73.95%        39.07%
Market Value                                   13.85%       14.70%      11.70%        4.60%          73.87%        38.90%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders(SM) Index      14.27%       15.45%      12.31%        5.13%          78.67%        44.18%
S&P 500(R) Index                               13.82%       20.60%       7.01%        5.47%          40.33%        47.57%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Utilities                                   26.80%
 Telecommunication Services                  20.66
 Energy                                      15.25
 Health Care                                 10.35
 Information Technology                       9.37
 Materials                                    5.75
 Industrials                                  4.46
 Consumer Staples                             3.02
 Financials                                   2.98
 Consumer Discretionary                       1.36
                                            -------
     Total                                  100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 AT&T, Inc.                                   9.90%
 Chevron Corp.                                9.24
 Verizon Communications, Inc.                 8.81
 Merck & Co., Inc.                            7.58
 Intel Corp.                                  6.53
 ConocoPhillips                               4.77
 Duke Energy Corp.                            3.25
 Eli Lilly & Co.                              2.77
 Southern (The) Co.                           2.63
 E.I. du Pont de Nemours & Co.                2.43
                                            -------
      Total                                  57.91%
                                            =======


-----------------------------

Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The First Trust Morningstar Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND - FDL (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MARCH 9, 2006 - JUNE 30, 2013

              First Trust
          Morningstar Dividend      Morningstar(R) Dividend     S&P 500(R)
         Leaders(SM) Index Fund        Leaders(SM) Index          Index
03/06           $10000                      $10000               $10000
12/06            12077                       12110                11317
06/07            12392                       12462                12104
12/07            10793                       10870                11939
06/08             7995                        8069                10516
12/08             7371                        7462                 7522
06/09             6961                        7067                 7760
12/09             8420                        8567                 9512
06/10             8039                        8197                 8879
12/10             9771                        9995                10945
06/11            10535                       10806                11604
12/11            11182                       11498                11176
06/12            12107                       12491                12236
12/12            12204                       12620                12964
06/13            13907                       14418                14757

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%      0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         148                8              4             0
01/01/09 - 12/31/09         135                4              3             2
01/01/10 - 12/31/10         185                0              0             0
01/01/11 - 12/31/11         219                0              0             0
01/01/12 - 12/31/12         171                0              0             0
01/01/13 - 06/30/13          82                0              0             0


--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%      0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08          84                4              2             1
01/01/09 - 12/31/09         106                3              1             0
01/01/10 - 12/31/10          66                1              0             0
01/01/11 - 12/31/11          33                0              0             0
01/01/12 - 12/31/12          79                0              0             0
01/01/13 - 06/30/13          42                0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US IPO INDEX FUND - FPX

The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (4/12/2006)       Ended      (4/12/2006)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                            16.79%       33.73%      10.19%         9.42%         62.46%        91.45%
Market Value                                   16.28%       33.93%      10.18%         9.42%         62.40%        91.46%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                         17.08%       34.44%      10.88%        10.09%         67.57%       100.10%
Russell 3000(R) Index                          14.06%       21.46%       7.25%         5.47%         41.88%        46.81%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Consumer Discretionary                      25.94%
 Energy                                      18.71
 Health Care                                 16.79
 Information Technology                      16.08
 Industrials                                  8.32
 Financials                                   7.35
 Consumer Staples                             6.46
 Materials                                    0.35
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                         % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 AbbVie, Inc.                                 9.10%
 Facebook, Inc., Class A                      7.39
 General Motors Co.                           7.25
 Kinder Morgan, Inc.                          5.49
 Phillips 66                                  5.08
 Kraft Foods Group, Inc.                      4.62
 Marathon Petroleum Corp.                     3.21
 Dollar General Corp.                         2.29
 HCA Holdings, Inc.                           2.24
 Delphi Automotive PLC                        2.20
                                            -------
      Total                                  48.87%
                                            =======


-----------------------------

The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US IPO INDEX FUND - FPX (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 12, 2006 - JUNE 30, 2013


          First Trust US IPO     IPOX(R)-100 U.S.      Russell 3000(R)
              Index Fund              Index                 Index
 04/06         $10000                $10000                $10000
 12/06          11100                 11154                 11064
 06/07          12385                 12481                 11851
 12/07          12712                 12844                 11633
 06/08          11784                 11941                 10348
 12/08           7134                  7245                  7293
 06/09           8087                  8248                  7599
 12/09          10339                 10575                  9360
 06/10           9726                  9980                  8794
 12/10          12228                 12594                 10945
 06/11          13439                 13889                 11640
 12/11          12607                 13071                 11057
 06/12          14314                 14885                 12088
 12/12          16391                 17092                 12873
 06/13          19145                 20010                 14681

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%       0.50%-0.99%   1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         133               3          6                  0
01/01/09 - 12/31/09         109               3          0                  0
01/01/10 - 12/31/10         149               0          0                  0
01/01/11 - 12/31/11         135               0          0                  0
01/01/12 - 12/31/12         149               2          0                  0
01/01/13 - 06/30/13         102               0          0                  0


--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%       0.50%-0.99%   1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         108               2          1                  0
01/01/09 - 12/31/09         135               5          0                  0
01/01/10 - 12/31/10         103               0          0                  0
01/01/11 - 12/31/11         116               1          0                  0
01/01/12 - 12/31/12          97               2          0                  0
01/01/13 - 06/30/13          22               0          0                  0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND - FBT

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (6/19/2006)       Ended      (6/19/2006)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                            26.23%        32.57%      20.85%       16.59%         157.78%       194.13%
Market Value                                   26.52%        32.66%      20.86%       16.59%         157.92%       194.28%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)              26.51%        33.28%      21.58%       17.30%         165.69%       207.05%
NASDAQ(R) Biotechnology Index                  26.91%        34.51%      18.43%       14.45%         132.99%       158.29%
S&P 500(R) Index                               13.82%        20.60%       7.01%        6.00%          40.33%        50.66%
S&P Composite 1500 Health Care Index           20.61%        28.04%      12.04%        9.31%          76.56%        87.03%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)



----------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 INDUSTRY                            LONG-TERM INVESTMENTS
 Biotechnology                               67.60%
 Life Sciences Tools & Services              27.23
 Pharmaceuticals                              5.17
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Illumina, Inc.                               6.57%
 Affymetrix, Inc.                             5.73
 ImmunoGen, Inc.                              5.45
 United Therapeutics Corp.                    5.38
 Sequenom, Inc.                               5.22
 Biogen Idec, Inc.                            5.22
 Nektar Therapeutics                          5.17
 InterMune, Inc.                              5.15
 Life Technologies Corp.                      4.94
 Regeneron Pharmaceuticals, Inc.              4.91
                                            -------
      Total                                  53.74%
                                            =======

-----------------------------

The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND - FBT (CONTINUED)


                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               JUNE 19, 2006 - JUNE 30, 2013

           First Trust NYSE Arca              NYSE Arca                 NASDAQ(R)           S&P 500(R)   S&P Composite 1500
          Biotechnology Index Fund     Biotechnology Index(SM)     Biotechnology Index        Index      Health Care Index
06/06             $10000                       $10000                    $10000              $10000           $10000
12/06              11775                        11815                     11114               11554            11194
06/07              12105                        12179                     11177               12358            11919
12/07              12205                        12320                     11630               12189            12092
06/08              11410                        11557                     11086               10736            10593
12/08               9968                        10138                     10200                7679             9218
06/09              10722                        10921                     10491                7922             9305
12/09              14441                        14758                     11828                9711            11132
06/10              15629                        16026                     11227                9065            10324
12/10              19768                        20327                     13726               11174            11712
06/11              22182                        22880                     15694               11847            13374
12/11              16534                        17096                     15385               11410            13104
06/12              22185                        23013                     19204               12493            14610
12/12              23299                        24233                     20352               13236            15510
06/13              29413                        30705                     25829               15066            18703

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%       0.50%-0.99%   1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08         170                  9            0            0
01/01/09 - 12/31/09          93                  3            0            0
01/01/10 - 12/31/10         165                  1            0            1
01/01/11 - 12/31/11         151                  1            0            0
01/01/12 - 12/31/12         121                  0            0            0
01/01/13 - 06/30/13          95                  0            0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%       0.50%-0.99%   1.00%-1.99%   >=2.00%
01/01/08 - 12/31/08          72                  1            1           0
01/01/09 - 12/31/09         152                  4            0           0
01/01/10 - 12/31/10          83                  1            0           1
01/01/11 - 12/31/11         100                  0            0           0
01/01/12 - 12/31/12         128                  1            0           0
01/01/13 - 06/30/13          29                  0            0           0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND - FDN

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca.
The first day of secondary market trading in shares of the Fund was June 23, 2006.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (6/19/2006)       Ended      (6/19/2006)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                            16.28%       28.39%       15.25%        12.42%        103.32%       127.78%
Market Value                                   16.37%       28.62%       15.25%        12.43%        103.36%       127.93%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)         16.60%       29.19%       15.90%        13.05%        109.12%       136.89%
S&P 500(R) Index                               13.82%       20.60%        7.01%         6.00%         40.33%        50.66%
S&P Composite 1500 Information
Technology Index                                6.73%        8.65%        7.95%         7.89%         46.59%        70.61%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Information Technology                      70.70%
 Consumer Discretionary                      23.10
 Financials                                   4.55
 Health Care                                  1.65
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Google, Inc., Class A                       10.04%
 Amazon.com, Inc.                             7.54
 eBay, Inc.                                   6.21
 priceline.com, Inc.                          5.45
 Yahoo!, Inc.                                 4.21
 Salesforce.com, Inc.                         4.11
 Facebook, Inc., Class A                      3.60
 LinkedIn Corp., Class A                      3.41
 Netflix, Inc.                                3.24
 Juniper Networks, Inc.                       3.04
                                            -------
      Total                                  50.85%
                                            =======


-----------------------------

Dow Jones and Dow Jones Internet Composite Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND - FDN (CONTINUED)

                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            JUNE 19, 2006 - JUNE 30, 2013

              First Trust Dow Jones           Dow Jones Internet          S&P 500(R)         S&P Composite 1500
              Internet Index(SM) Fund         Composite Index(SM)           Index        Information Technology Index
 06/06                $10000                       $10000                   $10000                $10000
 12/06                 11285                        11315                    11554                 11574
 06/07                 12975                        13044                    12358                 12716
 12/07                 12545                        12651                    12189                 13360
 06/08                 11203                        11327                    10736                 11638
 12/08                  7023                         7114                     7679                  7629
 06/09                  9374                         9524                     7922                  9506
 12/09                 12587                        12825                     9711                 12286
 06/10                 11980                        12222                     9065                 11055
 12/10                 17197                        17603                    11174                 13776
 06/11                 18186                        18661                    11847                 14115
 12/11                 16209                        16702                    11410                 13930
 06/12                 17741                        18335                    12493                 15702
 12/12                 19590                        20315                    13236                 15985
 06/13                 22779                        23687                    15066                 17061

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%         0.50%-0.99%     1.00%-1.99%  >=2.00%
01/01/08 - 12/31/08         140                  4              1          0
01/01/09 - 12/31/09         134                  2              1          0
01/01/10 - 12/31/10         189                  0              0          0
01/01/11 - 12/31/11         151                  0              0          0
01/01/12 - 12/31/12         122                  0              0          0
01/01/13 - 06/30/13          86                  0              0          0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%         0.50%-0.99%     1.00%-1.99%  >=2.00%
01/01/08 - 12/31/08         105                  2              1          0
01/01/09 - 12/31/09         112                  3              0          0
01/01/10 - 12/31/10          63                  0              0          0
01/01/11 - 12/31/11         101                  0              0          0
01/01/12 - 12/31/12         128                  0              0          0
01/01/13 - 06/30/13          38                  0              0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF - FTCS

The First Trust Capital Strength ETF (formerly known as First Trust Strategic Value Index Fund) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the "Index"). The Index is initially equally-weighted and is made up of the top 50 stocks out of the universe of the largest 500 U.S. companies included in the NASDAQ US Benchmark Index, ranked by one and three-year daily volatility. Companies with less than $1 billion in cash and short term investments, companies with long-term debt divided by market capitalization greater than 30% and companies with return on equity less than 15% are excluded from the Index. The Index is reconstituted and rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NASDAQ. The first day of secondary market trading in shares of the Fund was 07/11/06.


-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (7/6/2006)        Ended      (7/6/2006)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                            16.65%       29.95%       7.57%        7.16%          44.01%        62.06%
Market Value                                   16.62%       29.86%       7.55%        7.15%          43.92%        61.96%

INDEX PERFORMANCE
Credit Suisse U.S. Value Index,
    Powered by HOLT(TM)                        16.32%       30.07%        N/A          N/A             N/A          N/A
The Capital Strength Index(SM)*                  N/A          N/A         N/A          N/A             N/A          N/A
S&P 500 Value Index                            15.73%       25.04%       6.47%        4.10%          36.84%        32.35%
S&P 500(R) Index                               13.82%       20.60%       7.01%        5.62%          40.33%        46.50%
-----------------------------------------------------------------------------------------------------------------------------

* On June 3, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index. On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for any full periods disclosed.

(See Notes to Fund Performance Overview on page 22.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Health Care                                 21.40%
 Industrials                                 18.94
 Information Technology                      18.46
 Consumer Staples                            17.09
 Consumer Discretionary                      10.11
 Financials                                   6.10
 Energy                                       3.98
 Materials                                    3.92
                                            -------
      Total                                 100.00%
                                            =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 CA, Inc.                                     2.28%
 Northrop Grumman Corp.                       2.26
 Microsoft Corp.                              2.25
 Raytheon Co.                                 2.24
 IntercontinentalExchange, Inc.               2.23
 Illinois Tool Works, Inc.                    2.21
 Waters Corp.                                 2.19
 Lockheed Martin Corp.                        2.18
 Medtronic, Inc.                              2.17
 Cigna Corp.                                  2.16
                                            -------
      Total                                  22.17%
                                            =======

-----------------------------

"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust on behalf of the Fund. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE, AND CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED,
REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN THE FUND.

NASDAQ(R) and The Capital Strength Index(SM) are trademarks (the "Marks") of The NASDAQ OMX Group, Inc. (collectively, with its affiliates "NASDAQ OMX"). The Marks are licensed for use by First Trust Portfolios L.P. for use with the Fund. The Fund has not been passed on by NASDAQ OMX as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ OMX. The Fund should not be construed in any way as investment advice by NASDAQ OMX. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF - FTCS (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          JULY 6, 2006 - JUNE 30, 2013

             First Trust Capital        S&P 500 Value          S&P 500(R)
                Strength ETF                Index                Index
07/06              $10000                  $10000               $10000
12/06               11074                   11294                11235
06/07               12444                   12126                12016
12/07               12210                   11519                11852
06/08               11253                    9671                10440
12/08                7665                    7002                 7467
06/09                8640                    6903                 7703
12/09               10686                    8484                 9443
06/10                9880                    8034                 8815
12/10               12185                    9765                10866
06/11               13144                   10276                11520
12/11               11827                    9718                11095
06/12               12469                   10585                12148
12/12               13890                   11436                12871
06/13               16203                   13235                14650


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08       115              3               2             0
01/01/09 - 12/31/09       139              3               0             0
01/01/10 - 12/31/10       152              0               0             0
01/01/11 - 12/31/11       129              0               0             0
01/01/12 - 12/31/12       147              0               0             0
01/01/13 - 06/30/13        67              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08       126              7               0             0
01/01/09 - 12/31/09       107              3               0             0
01/01/10 - 12/31/10       100              0               0             0
01/01/11 - 12/31/11       123              0               0             0
01/01/12 - 12/31/12       103              0               0             0
01/01/13 - 06/30/13        56              1               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was December 7, 2006.


-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (12/5/2006)       Ended      (12/5/2006)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                            14.43%       22.31%       5.00%         2.93%         27.64%        20.88%
Market Value                                   14.49%       21.85%       4.99%         2.93%         27.59%        20.90%

INDEX PERFORMANCE
Value Line(R) Equity Allocation Index(TM)      14.90%       23.33%       5.98%         3.79%         33.67%        27.67%
Russell 3000(R) Index                          14.06%       21.46%       7.25%         4.41%         41.88%        32.80%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Financials                                  23.48%
 Consumer Discretionary                      22.68
 Industrials                                 17.54
 Information Technology                      16.47
 Health Care                                  6.97
 Consumer Staples                             6.21
 Energy                                       3.50
 Materials                                    2.36
 Utilities                                    0.79
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Sony Corp., ADR                              1.68%
 Magna International, Inc.                    1.53
 Ford Motor Co.                               1.38
 Toyota Motor Corp., ADR                      1.37
 NIKE, Inc., Class B                          1.36
 Life Technologies Corp.                      1.36
 Celgene Corp.                                1.35
 Principal Financial Group, Inc.              1.35
 SunTrust Banks, Inc.                         1.33
 Cisco Systems, Inc.                          1.32
                                            -------
      Total                                  14.03%
                                            =======

-----------------------------

"Value Line(R)" and "Value Line(R) Equity Allocation Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by
 First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI (CONTINUED)



                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         DECEMBER 5, 2006 - JUNE 30, 2013

            First Trust Value Line(R)    Value Line(R) Equity    Russell 3000(R)
          Equity Allocation Index Fund   Allocation Index(TM)         Index
12/06                $10000                     $10000               $10000
06/07                 10610                      10623                10720
12/07                 10350                      10398                10522
06/08                  9470                       9551                 9360
12/08                  6681                       6772                 6597
06/09                  7037                       7177                 6874
12/09                  8962                       9192                 8466
06/10                  8831                       9104                 7954
12/10                 10741                      11125                 9900
06/11                 10976                      11405                10529
12/11                  9714                      10132                10001
06/12                  9883                      10350                10933
12/12                 10563                      11109                11643
06/13                 12087                      12764                13280

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%  0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08       110             5               0             1
01/01/09 - 12/31/09       110             3               0             0
01/01/10 - 12/31/10       156             0               0             0
01/01/11 - 12/31/11       146             1               0             0
01/01/12 - 12/31/12       124             1               0             0
01/01/13 - 06/30/13        62             0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%  0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08       131             4               2             0
01/01/09 - 12/31/09       138             1               0             0
01/01/10 - 12/31/10        95             1               0             0
01/01/11 - 12/31/11       105             0               0             0
01/01/12 - 12/31/12       122             3               0             0
01/01/13 - 06/30/13        54             8               0             0

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND - FVD

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc.(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (8/19/2003)       Ended      (8/19/2003)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                            13.89%       19.08%       9.99%         8.64%         61.00%       126.48%
Market Value                                   13.92%       19.15%       9.99%         8.64%         61.01%       126.49%

INDEX PERFORMANCE
Value Line(R) Dividend Index (TM)              14.39%       20.00%      10.87%           N/A         67.53%           N/A
S&P 500(R) Index                               13.82%       20.60%       7.01%         7.07%         40.33%        96.13%
Dow Jones U.S. Select Dividend Index (SM)      13.85%       18.45%      10.38%           N/A         63.82%           N/A
---------------------------------------------------------------------------------------------------------------------------

  On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/2006) through period end (6/30/2013) were 40.02% for both NAV and Market Value. That compares to an Index return of 47.32% for the same period. The average annual total returns for the period from the reorganization date (12/15/2006) through period end (6/30/2013) were 5.28% for both NAV and Market Value. That compares to an Index return of 6.63% for the same period.

  NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 22.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Utilities                                   27.96%
 Consumer Staples                            15.32
 Financials                                  10.45
 Industrials                                 10.35
 Information Technology                      10.30
 Health Care                                  8.28
 Consumer Discretionary                       6.47
 Energy                                       5.79
 Telecommunication Services                   2.54
 Materials                                    2.54
                                            -------
      Total                                 100.00%
                                            =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 KKR & Co. L.P.                               0.70%
 Erie Indemnity Co., Class A                  0.69
 SAIC, Inc.                                   0.68
 Atmos Energy Corp.                           0.67
 Diebold, Inc.                                0.67
 Eaton Corp. PLC                              0.67
 Pinnacle West Capital Corp.                  0.67
 ConAgra Foods, Inc.                          0.66
 UGI Corp.                                    0.66
 Vodafone Group PLC, ADR                      0.66
                                             ------
      Total                                   6.73%
                                             ======

-----------------------------

"Value Line(R)" and "Value Line(R) Dividend Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index (TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND - FVD (CONTINUED)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      AUGUST 19, 2003 - JUNE 30, 2013

              First Trust Value Line(R)          S&P 500(R)
                 Dividend Index Fund               Index
 08/03               $10000                        $10000
 12/03                10612                         11166
 06/04                11244                         11551
 12/04                12605                         12381
 06/05                12987                         12281
 12/05                13435                         12989
 06/06                14208                         13341
 12/06                16137                         15041
 06/07                16571                         16088
 12/07                15586                         15867
 06/08                14067                         13977
 12/08                11818                          9997
 06/09                11676                         10313
 12/09                14132                         12642
 06/10                13725                         11801
 12/10                16404                         14547
 06/11                17738                         15423
 12/11                17885                         14854
 06/12                19017                         16264
 12/12                19882                         17232
 06/13                22644                         19613

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%  0.50%-0.99%   1.00%-1.99%   >=2.00%
01/01/08 - 12/31/08       126              6             3           0
01/01/09 - 12/31/09       136              6             0           0
01/01/10 - 12/31/10       180              0             0           0
01/01/11 - 12/31/11       218              1             0           0
01/01/12 - 12/31/12       205              0             0           0
01/01/13 - 06/30/13       114              0             0           0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%  0.50%-0.99%   1.00%-1.99%   >=2.00%
01/01/08 - 12/31/08       105             11             2           0
01/01/09 - 12/31/09       107              3             0           0
01/01/10 - 12/31/10        72              0             0           0
01/01/11 - 12/31/11        33              0             0           0
01/01/12 - 12/31/12        44              1             0           0
01/01/13 - 06/30/13        10              0             0           0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND - FVL

The First Trust Value Line(R) 100 Exchange-Traded Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (6/12/2003)       Ended      (6/12/2003)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013
FUND PERFORMANCE
NAV                                            14.90%        21.31%      -1.07%        4.27%         -5.22%        52.23%
Market Value                                   14.80%        21.17%      -1.11%        4.25%         -5.41%        51.94%

INDEX PERFORMANCE
Value Line(R) 100 Index(TM)                    15.50%        22.42%      -0.16%          N/A         -0.78%           N/A
Russell 3000(R) Index                          14.06%        21.46%       7.25%        7.53%         41.88%       107.34%
-----------------------------------------------------------------------------------------------------------------------------

On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (6/15/2007) through period end (6/30/2013) were -7.59% for both NAV and Market Value. That compares to an Index return of -2.86% for that same period. The average annual total returns for the period from the reorganization date (6/15/2007) through period end (6/30/2013) were -1.30% for both NAV and Market Value. That compares to an Index return of -0.48% for the same period.

NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 22.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       23.04%
Financials                                   19.39
Industrials                                  16.84
Health Care                                  11.35
Information Technology                        7.13
Energy                                        6.22
Consumer Staples                              5.98
Materials                                     5.25
Utilities                                     3.82
Telecommunication Services                    0.98
                                            -------
     Total                                  100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Penford Corp.                                 1.37%
Big 5 Sporting Goods Corp.                    1.35
Nautilus, Inc.                                1.27
AMN Healthcare Services, Inc.                 1.25
Pilgrim's Pride Corp.                         1.20
TETRA Technologies, Inc.                      1.16
Harman International Industries, Inc.         1.13
Genworth Financial, Inc., Class A             1.12
Rite Aid Corp.                                1.12
Zale Corp.                                    1.11
                                            -------
     Total                                   12.08%
                                            =======

"Value Line(R)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND - FVL (CONTINUED)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        JUNE 12, 2003 - JUNE 30, 2013

            First Trust Value Line(R) 100     Russell 3000(R)
                Exchange-Traded Fund               Index
 06/03             $10000                         $10000
 12/03              11073                          11367
 06/04              11427                          11775
 12/04              12519                          12725
 06/05              12649                          12724
 12/05              14003                          13504
 06/06              14305                          13940
 12/06              14647                          15626
 06/07              16357                          16737
 12/07              17563                          16429
 06/08              16063                          14614
 12/08               9081                          10300
 06/09               8728                          10732
 12/09              10238                          13219
 06/10              10150                          12419
 12/10              13259                          15457
 06/11              14011                          16439
 12/11              12209                          15615
 06/12              12550                          17070
 12/12              13250                          18178
 06/13              15224                          20734

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         115              4               4             0
01/01/09 - 12/31/09         67               5               0             0
01/01/10 - 12/31/10         149              0               0             0
01/01/11 - 12/31/11         137              2               0             0
01/01/12 - 12/31/12         73               0               0             0
01/01/13 - 06/30/13         21               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         122              4               4             0
01/01/09 - 12/31/09         176              4               0             0
01/01/10 - 12/31/10         103              0               0             0
01/01/11 - 12/31/11         111              2               0             0
01/01/12 - 12/31/12         177              0               0             0
01/01/13 - 06/30/13         103              0               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2013 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ANNUALIZED
                                                                                                EXPENSE RATIO    EXPENSE PAID
                                                                BEGINNING         ENDING        BASED ON THE      DURING THE
                                                              ACCOUNT VALUE    ACCOUNT VALUE      SIX-MONTH       SIX-MONTH
                                                             JANUARY 1, 2013   JUNE 30, 2013     PERIOD (a)       PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM
Actual                                                          $1,000.00        $1,162.40          0.60%           $3.22
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.82          0.60%           $3.01

FIRST TRUST MORNINGSTAR DIVIDEND LEADERSSM INDEX FUND - FDL
Actual                                                          $1,000.00        $1,139.60          0.45%           $2.39
Hypothetical (5% return before expenses)                        $1,000.00        $1,022.56          0.45%           $2.26

FIRST TRUST US IPO INDEX FUND - FPX
Actual                                                          $1,000.00        $1,167.90          0.60%           $3.23
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.82          0.60%           $3.01

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND - FBT
Actual                                                          $1,000.00        $1,262.30          0.60%           $3.37
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.82          0.60%           $3.01

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND - FDN
Actual                                                          $1,000.00        $1,162.80          0.57%           $3.06
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.97          0.57%           $2.86

FIRST TRUST CAPITAL STRENGTH ETF - FTCS
Actual                                                          $1,000.00        $1,166.50          0.65%           $3.49
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.57          0.65%           $3.26

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ANNUALIZED
                                                                                                EXPENSE RATIO    EXPENSE PAID
                                                                BEGINNING         ENDING        BASED ON THE      DURING THE
                                                              ACCOUNT VALUE    ACCOUNT VALUE      SIX-MONTH       SIX-MONTH
                                                             JANUARY 1, 2013   JUNE 30, 2013     PERIOD (a)       PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI
Actual                                                          $1,000.00        $1,144.30          0.70%           $3.72
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.32          0.70%           $3.51

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND - FVD
Actual                                                          $1,000.00        $1,138.90          0.70%           $3.71
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.32          0.70%           $3.51

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND - FVL
Actual                                                          $1,000.00        $1,149.00          0.70%           $3.73
Hypothetical (5% return before expenses)                        $1,000.00        $1,021.32          0.70%           $3.51

(a)   These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2013 through June 30, 2013), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 1.0%
     13,912 Astronics Corp. (a)                $    568,583
     65,781 Kratos Defense & Security
              Solutions, Inc. (a)                   426,261
     12,807 LMI Aerospace, Inc. (a)                 240,003
                                               ------------
                                                  1,234,847
                                               ------------
            AIR FREIGHT & LOGISTICS -- 0.7%
     66,821 Air Transport Services Group,
              Inc. (a)                              441,687
     11,095 Park-Ohio Holdings Corp. (a)            365,913
                                               ------------
                                                    807,600
                                               ------------
            AIRLINES -- 0.8%
     65,511 Hawaiian Holdings, Inc. (a)             400,272
     50,644 Republic Airways Holdings,
              Inc. (a)                              573,797
                                               ------------
                                                    974,069
                                               ------------
            AUTO COMPONENTS -- 0.6%
     39,596 Spartan Motors, Inc.                    242,328
     29,302 Superior Industries International,
              Inc.                                  504,287
                                               ------------
                                                    746,615
                                               ------------
            BUILDING PRODUCTS -- 1.5%
     23,484 AAON, Inc.                              776,851
     12,423 American Woodmark Corp. (a)             431,078
     56,715 Griffon Corp.                           638,044
                                               ------------
                                                  1,845,973
                                               ------------
            CAPITAL MARKETS -- 2.5%
     25,832 Calamos Asset Management, Inc.,
              Class A                               271,236
      3,321 Diamond Hill Investment Group,
              Inc.                                  282,451
     34,142 FXCM, Inc., Class A                     560,270
     41,355 HFF, Inc., Class A                      734,878
     17,139 Manning & Napier, Inc.                  304,389
     20,034 Piper Jaffray Cos., Inc. (a)            633,275
     35,741 SWS Group, Inc. (a)                     194,788
                                               ------------
                                                  2,981,287
                                               ------------
            CHEMICALS -- 2.9%
     22,202 Arabian American Development
              Co. (a)                               193,157
     55,490 Flotek Industries, Inc. (a)             995,491
     11,590 Hawkins, Inc.                           456,530
     32,716 Landec Corp. (a)                        432,178
     59,375 Omnova Solutions, Inc. (a)              475,594
     28,568 Zep, Inc.                               452,232
     34,708 Zoltek Cos., Inc. (a)                   448,080
                                               ------------
                                                  3,453,262
                                               ------------
            COMMERCIAL BANKS -- 17.0%
      9,921 American National Bankshares,
              Inc.                                  230,564
     30,134 Ameris Bancorp (a)                      507,758


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMERCIAL BANKS (CONTINUED)
     15,276 Arrow Financial Corp.              $    378,081
     43,449 Bancorp (The), Inc. (a)                 651,300
     22,061 Banner Corp.                            745,441
     14,292 Bryn Mawr Bank Corp.                    342,008
     38,183 Cardinal Financial Corp.                558,999
     19,759 City Holding Co.                        769,613
     43,758 CoBiz Financial, Inc.                   363,191
     26,444 Eagle Bancorp, Inc. (b)                 591,817
     21,017 Enterprise Financial Services Corp.     335,431
     16,198 Financial Institutions, Inc.            298,205
     95,162 First Busey Corp.                       428,229
     19,164 First Community Bancshares, Inc.        300,491
     14,439 First Financial Corp.                   447,465
     20,873 First Financial Holdings, Inc.          442,716
     36,462 Flushing Financial Corp.                599,800
     12,890 FNB United Corp. (a)                    104,538
     18,514 Heartland Financial USA, Inc.           508,950
     20,569 Hudson Valley Holding Corp.             349,262
     40,320 Lakeland Bancorp, Inc.                  420,538
     20,723 Lakeland Financial Corp.                575,063
      9,116 Mercantile Bank Corp.                   163,814
     21,028 MetroCorp Bancshares, Inc.              205,233
     57,569 OFG Bancorp                           1,042,575
     12,945 Peoples Bancorp, Inc.                   272,881
     31,822 Renasant Corp.                          774,547
     13,900 Republic Bancorp, Inc., Class A         304,688
     37,499 S&T Bancorp, Inc.                       734,980
     16,556 S.Y. Bancorp, Inc.                      406,119
     31,496 Sandy Spring Bancorp, Inc.              680,944
     20,831 Simmons First National Corp.,
              Class A                               543,481
     20,467 Southside Bancshares, Inc.              488,752
     23,355 Southwest Bancorp, Inc. (a)             308,286
     28,477 StellarOne Corp.                        559,573
     39,058 Sterling Bancorp                        453,854
     14,591 Tompkins Financial Corp.                659,367
     39,304 TowneBank                               578,555
     16,761 TriCo Bancshares                        357,512
     24,462 Union First Market Bankshares
              Corp.                                 503,673
     32,888 Virginia Commerce Bancorp,
              Inc. (a)                              459,116
     17,615 Washington Trust Bancorp, Inc.          502,380
     78,264 Wilshire Bancorp, Inc.                  518,108
                                               ------------
                                                 20,467,898
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES
              -- 2.3%
    143,231 ACCO Brands Corp. (a)                   910,949
     11,358 Intersections, Inc.                      99,610
     15,509 Multi-Color Corp.                       470,543
     19,333 Standard Parking Corp. (a)              414,886
     18,336 TMS International Corp., Class A        271,923
     21,370 US Ecology, Inc.                        586,393
                                               ------------
                                                  2,754,304
                                               ------------

                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMMUNICATIONS EQUIPMENT --
               2.1%
     15,184 Anaren, Inc. (a)                   $    348,321
     20,356 Black Box Corp.                         515,414
     40,688 CalAmp Corp. (a)                        594,045
     32,615 Digi International, Inc. (a)            305,603
    111,463 Extreme Networks, Inc. (a)              384,547
     51,709 Symmetricom, Inc. (a)                   232,173
      6,713 TESSCO Technologies, Inc.               177,223
                                               ------------
                                                  2,557,326
                                               ------------
            CONSTRUCTION & ENGINEERING --
               1.5%
     12,166 Argan, Inc.                             189,790
     25,005 Layne Christensen Co. (a)               487,847
     10,735 Michael Baker Corp.                     291,026
     26,473 MYR Group, Inc. (a)                     514,900
     11,907 Northwest Pipe Co. (a)                  332,205
                                               ------------
                                                  1,815,768
                                               ------------
            CONSTRUCTION MATERIALS -- 0.7%
     92,214 Headwaters, Inc. (a)                    815,172
                                               ------------
            CONTAINERS & PACKAGING -- 0.3%
      5,169 AEP Industries, Inc. (a)                384,522
                                               ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.8%
     38,328 Cbeyond, Inc. (a)                       300,491
     46,563 Consolidated Communications
              Holdings, Inc.                        810,662
      9,259 Hawaiian Telcom Holdco, Inc. (a)        232,956
     19,894 IDT Corp., Class B                      371,819
     63,290 inContact, Inc. (a)                     520,244
     38,584 Inteliguent, Inc.                       221,858
     55,865 Premiere Global Services, Inc. (a)      674,291
     14,613 Primus Telecommunications
              Group, Inc.                           174,479
                                               ------------
                                                  3,306,800
                                               ------------
            ELECTRIC UTILITIES -- 0.4%
     16,383 Unitil Corp.                            473,141
                                               ------------
            ELECTRICAL EQUIPMENT -- 0.3%
     21,236 Global Power Equipment Group,
              Inc.                                  342,324
                                               ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.0%
     17,876 Agilysys, Inc. (a)                      201,820
     18,122 Badger Meter, Inc.                      807,335
     24,827 Electro Rent Corp.                      416,845
     37,252 GSI Group, Inc. (a)                     299,506
     19,731 Measurement Specialties, Inc. (a)       918,084
     40,787 Mercury Systems, Inc. (a)               376,056
     14,952 Richardson Electronics Ltd.             175,537
     23,367 Zygo Corp. (a)                          369,432
                                               ------------
                                                  3,564,615
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            ENERGY EQUIPMENT & SERVICES --
               2.0%
     32,895 Matrix Service Co. (a)             $    512,504
     15,226 Mitcham Industries, Inc. (a)            255,492
     15,604 Natural Gas Services Group,
              Inc. (a)                              366,538
     78,269 Pioneer Energy Services Corp. (a)       518,141
     11,044 RigNet, Inc. (a)                        281,401
     39,806 Tesco Corp. (a)                         527,430
                                               ------------
                                                  2,461,506
                                               ------------
            FOOD & STAPLES RETAILING -- 1.4%
     12,559 Chefs' Warehouse (The), Inc. (a)        216,015
     17,448 Ingles Markets, Inc., Class A           440,562
     35,095 Roundy's, Inc.                          292,341
     27,626 Spartan Stores, Inc.                    509,424
      7,135 Village Super Market, Inc.,
              Class A                               236,097
                                               ------------
                                                  1,694,439
                                               ------------
            FOOD PRODUCTS -- 0.5%
     15,956 Calavo Growers, Inc.                    433,844
     10,259 John B. Sanfilippo & Son, Inc.          206,821
                                               ------------
                                                    640,665
                                               ------------
            GAS UTILITIES -- 0.5%
     12,132 Chesapeake Utilities Corp.              624,677
                                               ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.1%
     44,224 AngioDynamics, Inc. (a)                 498,847
     14,481 Anika Therapeutics, Inc. (a)            246,177
     36,749 Invacare Corp.                          527,715
     38,340 Natus Medical, Inc. (a)                 523,341
     14,870 PhotoMedex, Inc. (a)                    237,028
     66,739 RTI Biologics, Inc. (a)                 250,939
     18,121 Vascular Solutions, Inc. (a)            266,560
                                               ------------
                                                  2,550,607
                                               ------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 4.2%
     10,506 Almost Family, Inc.                     199,614
     24,869 Assisted Living Concepts, Inc.,
              Class A (a)                           297,433
     36,741 Gentiva Health Services, Inc. (a)       365,940
     43,149 Healthways, Inc. (a)                    749,930
     68,182 Kindred Healthcare, Inc. (a)            895,230
     18,644 LHC Group, Inc. (a)                     365,050
     37,469 PharMerica Corp. (a)                    519,320
     16,457 Providence Service Corp. (a)            478,734
     25,752 Skilled Healthcare Group, Inc.,
              Class A (a)                           172,023
     29,261 Triple-S Management Corp.,
              Class B (a)                           628,234
     15,228 U.S. Physical Therapy, Inc.             420,902
                                               ------------
                                                  5,092,410
                                               ------------

Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE --
               6.0%
      1,520 Biglari Holdings, Inc. (a)         $    623,808
     22,481 Bravo Brio Restaurant Group,
              Inc. (a)                              400,611
    115,795 Denny's Corp. (a)                       650,768
      7,646 Einstein Noah Restaurant Group,
              Inc.                                  108,573
     21,060 Jamba, Inc. (a)                         314,426
     82,614 Krispy Kreme Doughnuts, Inc. (a)      1,441,614
     23,598 Marcus (The) Corp.                      300,167
     36,424 Multimedia Games Holding Co.,
              Inc. (a)                              949,574
     16,256 Red Robin Gourmet Burgers,
              Inc. (a)                              897,006
     72,191 Ruby Tuesday, Inc. (a)                  666,323
     45,206 Ruth's Hospitality Group, Inc.          545,636
     27,578 Town Sports International
              Holdings, Inc.                        297,015
                                               ------------
                                                  7,195,521
                                               ------------
            HOUSEHOLD DURABLES -- 2.4%
     40,251 American Greetings Corp., Class A       733,373
      8,088 Cavco Industries, Inc. (a)              408,040
      7,258 Flexsteel Industries, Inc.              176,950
    128,155 Hovnanian Enterprises, Inc.,
              Class A (a)                           718,950
     26,394 Libbey, Inc. (a)                        632,664
     19,227 Skullcandy, Inc. (a)                    104,979
     29,483 Zagg, Inc. (a)                          157,734
                                               ------------
                                                  2,932,690
                                               ------------
            INSURANCE -- 1.3%
     11,112 American Safety Insurance
              Holdings Ltd. (a)                     321,692
     23,202 AMERISAFE, Inc.                         751,513
      2,844 National Western Life Insurance
              Co., Class A                          539,934
                                               ------------
                                                  1,613,139
                                               ------------
            INTERNET & CATALOG RETAIL -- 1.2%
     36,121 Nutrisystem, Inc.                       425,506
     27,942 Orbitz Worldwide, Inc. (a)              224,374
     17,904 Overstock.com, Inc. (a)                 504,893
     25,372 PetMed Express, Inc.                    319,687
                                               ------------
                                                  1,474,460
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               1.9%
     63,456 Dice Holdings, Inc. (a)                 584,430
     42,263 Perficient, Inc. (a)                    563,788
      9,110 Travelzoo, Inc. (a)                     248,338
    116,722 United Online, Inc.                     884,753
                                               ------------
                                                  2,281,309
                                               ------------
            IT SERVICES -- 1.4%
     18,050 Computer Task Group, Inc.               414,609
     83,865 Global Cash Access Holdings,
              Inc. (a)                              524,995


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            IT SERVICES (CONTINUED)
     35,297 Hackett Group (The), Inc.          $    183,191
     25,799 Virtusa Corp. (a)                       571,706
                                               ------------
                                                  1,694,501
                                               ------------
            LEISURE EQUIPMENT & PRODUCTS --
               0.5%
     89,694 Callaway Golf Co.                       590,186
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               0.4%
     37,893 Cambrex Corp. (a)                       529,365
                                               ------------
            MACHINERY -- 5.0%
     11,577 Alamo Group, Inc.                       472,573
     34,067 Altra Holdings, Inc.                    932,754
     24,603 Columbus McKinnon Corp. (a)             524,536
     16,401 Dynamic Materials Corp.                 270,780
     78,777 Federal Signal Corp. (a)                689,299
     56,820 Flow International Corp. (a)            209,666
     15,172 FreightCar America, Inc.                257,772
     12,620 Graham Corp.                            378,979
     36,500 John Bean Technologies Corp.            766,865
     14,139 Kadant, Inc.                            426,574
     12,232 L.B. Foster Co., Class A                528,055
     21,496 Lydall, Inc. (a)                        313,842
     21,587 NN, Inc.                                246,308
                                               ------------
                                                  6,018,003
                                               ------------
            MEDIA -- 0.8%
     22,512 Carmike Cinemas, Inc. (a)               435,832
     24,738 Global Sources Ltd. (a)                 165,992
     44,924 Journal Communications, Inc.,
              Class A (a)                           336,481
                                               ------------
                                                    938,305
                                               ------------
            METALS & MINING -- 0.2%
      8,797 Universal Stainless & Alloy
              Products, Inc. (a)                    259,335
                                               ------------
            MULTILINE RETAIL -- 0.1%
     11,165 Gordmans Stores, Inc. (a)               151,956
                                               ------------
            OIL, GAS & CONSUMABLE FUELS --
               1.4%
      2,661 Adams Resources & Energy, Inc.          183,317
     27,060 Crimson Exploration, Inc. (a)            76,309
     69,127 Penn Virginia Corp. (a)                 324,897
     77,603 Resolute Energy Corp. (a)               619,272
     73,067 VAALCO Energy, Inc. (a)                 417,943
                                               ------------
                                                  1,621,738
                                               ------------
            PAPER & FOREST PRODUCTS -- 1.1%
     20,163 Neenah Paper, Inc.                      640,578
     58,595 Wausau Paper Corp.                      667,983
                                               ------------
                                                  1,308,561
                                               ------------
            PERSONAL PRODUCTS -- 0.5%
     15,333 Medifast, Inc. (a)                      394,978

                        See Notes to Financial Statements                Page 27

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            Personal Products (Continued)
     11,617 Nature's Sunshine Products, Inc.   $    189,938
                                               ------------
                                                    584,916
                                               ------------
            PHARMACEUTICALS -- 0.7%
     14,212 Hi-Tech Pharmacal Co., Inc.             471,838
     14,708 Pernix Therapeutics Holdings (a)         53,096
     63,375 SciClone Pharmaceuticals, Inc. (a)      314,340
                                               ------------
                                                    839,274
                                               ------------
            PROFESSIONAL SERVICES -- 2.5%
      7,996 Barrett Business Services, Inc.         417,471
     63,786 CBIZ, Inc. (a)                          428,004
     17,637 CDI Corp.                               249,740
     24,049 GP Strategies Corp. (a)                 572,847
     24,879 ICF International, Inc. (a)             783,937
     51,473 Resources Connection, Inc.              597,087
                                               ------------
                                                  3,049,086
                                               ------------
            REAL ESTATE INVESTMENT TRUSTS --
               2.5%
    112,100 CapLease, Inc.                          946,124
    108,488 Kite Realty Group Trust                 654,183
     88,271 RAIT Financial Trust                    663,798
     83,189 Summit Hotel Properties, Inc.           786,136
                                               ------------
                                                  3,050,241
                                               ------------
            ROAD & RAIL -- 2.7%
     30,169 Arkansas Best Corp.                     692,379
     26,626 Celadon Group, Inc.                     485,924
     29,292 Marten Transport Ltd.                   459,006
     26,891 Quality Distribution, Inc. (a)          237,716
     30,364 Saia, Inc. (a)                          910,009
     84,828 Student Transportation, Inc.            518,299
                                               ------------
                                                  3,303,333
                                               ------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.0%
     46,065 Advanced Energy Industries,
              Inc. (a)                              801,992
     35,478 Integrated Silicon Solution,
              Inc. (a)                              388,839
     19,733 Intermolecular, Inc. (a)                143,459
     76,685 Photronics, Inc. (a)                    618,081
     41,207 Rudolph Technologies, Inc. (a)          461,518
                                               ------------
                                                  2,413,889
                                               ------------
            SOFTWARE -- 1.4%
     59,690 Actuate Corp. (a)                       396,341
     30,240 American Software, Inc., Class A        262,786
     40,719 EPIQ Systems, Inc.                      548,485
     20,519 Telenav, Inc. (a)                       107,314
     36,873 VASCO Data Security
              International, Inc. (a)               306,415
                                               ------------
                                                  1,621,341
                                               ------------
            SPECIALTY RETAIL -- 3.7%
     10,132 America's Car-Mart, Inc. (a)            438,108


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPECIALTY RETAIL (CONTINUED)
     21,545 Big 5 Sporting Goods Corp.         $    472,913
     19,103 Citi Trends, Inc. (a)                   277,566
     15,525 Destination Maternity Corp.             381,915
     52,785 Destination XL Group, Inc. (a)          334,657
     30,457 MarineMax, Inc. (a)                     345,078
     35,058 New York & Co., Inc. (a)                222,618
    109,778 OfficeMax, Inc.                       1,123,029
     18,081 Shoe Carnival, Inc.                     434,125
     35,052 Stein Mart, Inc.                        478,460
                                               ------------
                                                  4,508,469
                                               ------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 0.7%
     29,380 Maidenform Brands, Inc. (a)             509,156
     14,827 Perry Ellis International, Inc.         301,136
                                               ------------
                                                    810,292
                                               ------------
            THRIFTS & MORTGAGE FINANCE --
               4.9%
     31,424 Berkshire Hills Bancorp, Inc.           872,330
     14,478 BofI Holding, Inc. (a)                  663,382
     36,826 Dime Community Bancshares, Inc.         564,174
     13,569 Federal Agricultural Mortgage
              Corp., Class C                        391,873
     24,747 Flagstar Bancorp, Inc. (a)              345,468
     14,719 HomeStreet, Inc.                        315,723
     21,168 OceanFirst Financial Corp.              329,162
     51,485 Provident New York Bancorp              480,870
    118,861 TrustCo Bank Corp.                      646,604
     21,897 United Financial Bancorp, Inc.          331,740
     21,618 Walker & Dunlop, Inc. (a)               378,315
     10,096 WSFS Financial Corp.                    528,929
                                               ------------
                                                  5,848,570
                                               ------------
            TOBACCO -- 0.3%
    103,945 Alliance One International,
              Inc. (a)                              394,991
                                               ------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.6%
     32,489 Aceto Corp.                             452,572
     18,440 CAI International, Inc. (a)             434,631
     36,140 H&E Equipment Services, Inc.            761,470
     20,565 Houston Wire & Cable Co.                284,619
                                               ------------
                                                  1,933,292
                                               ------------
            WATER UTILITIES -- 0.7%
     19,961 Middlesex Water Co.                     397,623
     17,429 SJW Corp.                               456,640
                                               ------------
                                                    854,263
                                               ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.0%
     19,212 NTELOS Holdings Corp.                   316,229
     28,148 Shenandoah Telecommunications
              Co.                                   469,509

Page 28                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            WIRELESS TELECOMMUNICATION
               SERVICES (CONTINUED)
     27,310 USA Mobility, Inc.                 $    370,597
                                               ------------
                                                  1,156,335
                                               ------------
            TOTAL INVESTMENTS -- 100.0%         120,567,188
            (Cost $108,006,927) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    (4,788)
                                               ------------
            NET ASSETS -- 100.0%               $120,562,400
                                               ============

(a) Non-income producing security.

(b) Non-income producing security which pays in-kind distributions.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,382,260 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,821,999.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS           LEVEL 1         LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*        $ 120,567,188   $    --      $    --
                      =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 29

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND - FDL
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.8%
            AEROSPACE & DEFENSE -- 2.9%
    101,395 Lockheed Martin Corp.              $ 10,997,302
     94,450 Raytheon Co.                          6,245,034
                                               ------------
                                                 17,242,336
                                               ------------
            CAPITAL MARKETS -- 0.2%
     29,072 Federated Investors, Inc., Class B      796,863
      8,893 Greenhill & Co., Inc.                   406,766
                                               ------------
                                                  1,203,629
                                               ------------
            CHEMICALS -- 2.4%
    275,202 E.I. du Pont de Nemours & Co.        14,448,105
                                               ------------
            COMMERCIAL BANKS -- 0.7%
     14,572 Bank of Hawaii Corp.                    733,263
     13,173 Community Bank System, Inc.             406,387
     25,529 Hancock Holding Co.                     767,657
      6,105 Park National Corp.                     419,963
      9,479 Sterling Financial Corp.                225,411
     22,388 Trustmark Corp.                         550,297
     19,869 United Bankshares, Inc.                 525,535
      7,693 Westamerica Bancorporation              351,493
                                               ------------
                                                  3,980,006
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.3%
    127,420 R.R. Donnelley & Sons Co.             1,785,154
    143,977 Waste Management, Inc.                5,806,593
                                               ------------
                                                  7,591,747
                                               ------------
            COMPUTERS & PERIPHERALS -- 0.8%
     20,317 Diebold, Inc.                           684,480
     98,679 Seagate Technology PLC                4,423,779
                                               ------------
                                                  5,108,259
                                               ------------
            CONTAINERS & PACKAGING -- 0.3%
      8,455 Greif, Inc., Class A                    445,325
     31,835 Sonoco Products Co.                   1,100,536
                                               ------------
                                                  1,545,861
                                               ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 20.6%
  1,664,054 AT&T, Inc.                           58,907,512
    327,678 CenturyLink, Inc.                    11,583,417
  1,041,616 Verizon Communications, Inc.         52,434,949
                                               ------------
                                                122,925,878
                                               ------------
            ELECTRIC UTILITIES -- 16.1%
     12,594 ALLETE, Inc.                            627,811
    185,666 American Electric Power Co., Inc.     8,314,124
    286,365 Duke Energy Corp.                    19,329,638
     76,861 Entergy Corp.                         5,355,674
    213,429 FirstEnergy Corp.                     7,969,439
     44,183 Hawaiian Electric Industries, Inc.    1,118,272
    126,787 NextEra Energy, Inc.                 10,330,605


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            ELECTRIC UTILITIES (Continued)
     98,713 Northeast Utilities                $  4,147,920
     67,916 NV Energy, Inc.                       1,593,309
     13,663 Otter Tail Corp. SO                     388,029
    118,358 Pepco Holdings, Inc.                  2,386,097
     37,423 Pinnacle West Capital Corp.           2,075,854
     23,957 Portland General Electric Co.           732,845
    268,805 PPL Corp.                             8,134,039
    354,153 Southern (The) Co.                   15,628,772
     20,179 UIL Holdings Corp.                      771,847
     13,858 UNS Energy Corp.                        619,868
     48,904 Westar Energy, Inc.                   1,562,972
    164,139 Xcel Energy, Inc.                     4,651,699
                                               ------------
                                                 95,738,814
                                               ------------
            FOOD & STAPLES RETAILING -- 1.0%
    172,177 Sysco Corp.                           5,881,566
                                               ------------
            FOOD PRODUCTS -- 0.1%
     16,981 B&G Foods, Inc.                         578,203
                                               ------------
            GAS UTILITIES -- 1.0%
     46,479 AGL Resources, Inc.                   1,992,090
     27,761 Atmos Energy Corp.                    1,139,867
     10,032 Laclede Group (The), Inc.               458,061
     13,330 New Jersey Resources Corp.              553,595
     10,197 Northwest Natural Gas Co.               433,168
     24,723 Piedmont Natural Gas Co., Inc.          834,154
     17,772 WGL Holdings, Inc.                      768,106
                                               ------------
                                                  6,179,041
                                               ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 0.4%
     43,609 Darden Restaurants, Inc.              2,201,382
      6,045 DineEquity, Inc.                        416,319
                                               ------------
                                                  2,617,701
                                               ------------
            HOUSEHOLD DURABLES -- 0.5%
     50,976 Garmin Ltd.                           1,843,292
     45,941 Leggett & Platt, Inc.                 1,428,306
                                               ------------
                                                  3,271,598
                                               ------------
            HOUSEHOLD PRODUCTS -- 1.9%
    114,298 Kimberly-Clark Corp.                 11,102,908
                                               ------------
            INSURANCE -- 1.0%
     46,176 Cincinnati Financial Corp.            2,119,478
     18,587 Mercury General Corp.                   817,084
    119,200 Old Republic International Corp.      1,534,104
     11,268 OneBeacon Insurance Group Ltd.,
              Class A                               163,161
     13,186 Tower Group International, Ltd.         270,445
     28,696 Validus Holdings Ltd.                 1,036,500
                                               ------------
                                                  5,940,772
                                               ------------
            IT SERVICES -- 0.6%
    103,101 Paychex, Inc.                         3,765,249
                                               ------------

Page 30                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND - FDL
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            LEISURE EQUIPMENT & PRODUCTS --
               0.3%
     37,200 Hasbro, Inc.                       $  1,667,676
                                               ------------
            MACHINERY -- 0.1%
     25,658 Harsco Corp.                            595,009
                                               ------------
            MEDIA -- 0.1%
     11,725 Meredith Corp.                          559,282
                                               ------------
            METALS & MINING -- 3.1%
     43,959 Cliffs Natural Resources, Inc.          714,334
    390,920 Freeport-McMoRan Copper &
              Gold, Inc.                         10,793,301
    224,739 Newmont Mining Corp.                  6,730,933
                                               ------------
                                                 18,238,568
                                               ------------
            MULTI-UTILITIES -- 9.6%
     37,816 Alliant Energy Corp.                  1,906,683
     24,205 Avista Corp.                            654,019
      6,174 Black Hills Corp.                       300,983
    134,763 CenterPoint Energy, Inc.              3,165,583
     89,184 CMS Energy Corp.                      2,423,129
    112,027 Consolidated Edison, Inc.             6,532,294
    206,246 Dominion Resources, Inc.             11,718,898
     57,591 DTE Energy Co.                        3,859,173
     33,560 Integrys Energy Group, Inc.           1,964,267
     93,053 NiSource, Inc.                        2,665,038
     12,688 NorthWestern Corp.                      506,251
    160,514 PG&E Corp.                            7,340,305
    200,142 Public Service Enterprise Group,
              Inc.                                6,536,638
     51,241 SCANA Corp.                           2,515,933
     92,837 TECO Energy, Inc.                     1,595,868
     30,970 Vectren Corp.                         1,047,715
     67,584 Wisconsin Energy Corp.                2,770,268
                                               ------------
                                                 57,503,045
                                               ------------
            OIL, GAS & CONSUMABLE FUELS --
               15.2%
    464,485 Chevron Corp.                        54,967,155
    468,568 ConocoPhillips                       28,348,364
    214,395 Spectra Energy Corp.                  7,388,052
                                               ------------
                                                 90,703,571
                                               ------------
            PHARMACEUTICALS -- 10.3%
    335,383 Eli Lilly & Co.                      16,474,013
    970,381 Merck & Co., Inc.                    45,074,197
                                               ------------
                                                 61,548,210
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 7.4%
  1,604,770 Intel Corp.                          38,867,529
     91,038 Maxim Integrated Products, Inc.       2,529,036
     66,970 Microchip Technology, Inc.            2,494,633
                                               ------------
                                                 43,891,198
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOFTWARE -- 0.5%
    103,937 CA, Inc.                           $  2,975,716
                                               ------------
            THRIFTS & MORTGAGE FINANCE -- 1.1%
    298,221 New York Community Bancorp,
              Inc.                                4,175,094
    142,501 People's United Financial, Inc.       2,123,265
     17,685 Provident Financial Services, Inc.      279,069
                                               ------------
                                                  6,577,428
                                               ------------
            TOBACCO -- 0.1%
      6,918 Universal Corp.                         400,206
                                               ------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.2%
     18,957 TAL International Group, Inc.           825,956
      7,324 Textainer Group Holdings Ltd.           281,535
                                               ------------
                                                  1,107,491
                                               ------------
            TOTAL INVESTMENTS -- 99.8%          594,889,073
            (Cost $551,613,195) (a)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.2%                 1,141,815
                                               ------------
            NET ASSETS -- 100.0%               $596,030,888
                                               ============

(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $47,715,603 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,439,725.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*        $ 594,889,073   $    --      $    --
                      =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.


                        See Notes to Financial Statements                Page 31

FIRST TRUST US IPO INDEX FUND - FPX
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 0.8%
     21,571 Exelis, Inc.                       $    297,464
      5,750 Huntington Ingalls Industries, Inc.     324,760
                                               ------------
                                                    622,224
                                               ------------
            AIRLINES -- 0.3%
      8,328 Spirit Airlines, Inc. (a)               264,581
                                               ------------
            AUTO COMPONENTS -- 2.8%
     21,294 Allison Transmission Holdings,
              Inc.                                  491,466
     35,847 Delphi Automotive PLC                 1,817,084
                                               ------------
                                                  2,308,550
                                               ------------
            AUTOMOBILES -- 9.0%
    179,555 General Motors Co. (a)                5,980,977
     13,652 Tesla Motors, Inc. (a) (b)            1,466,634
                                               ------------
                                                  7,447,611
                                               ------------
            BIOTECHNOLOGY -- 1.3%
      3,305 Aegerion Pharmaceuticals, Inc. (a)      209,339
      3,389 Clovis Oncology, Inc. (a)               226,995
     14,780 Quintiles Transnational Holdings,
              Inc. (a)                              629,037
                                               ------------
                                                  1,065,371
                                               ------------
            BUILDING PRODUCTS -- 0.9%
     18,920 Fortune Brands Home & Security,
              Inc.                                  732,961
                                               ------------
            CAPITAL MARKETS -- 1.5%
     16,043 Apollo Global Management LLC,
              Class A (c)                           386,636
      5,287 Carlyle Group L.P. (The) (c)            135,876
      5,608 Financial Engines, Inc.                 255,669
     12,218 LPL Financial Holdings, Inc.            461,352
                                               ------------
                                                  1,239,533
                                               ------------
            COMMERCIAL BANKS -- 1.1%
     11,519 BankUnited, Inc.                        299,609
     15,086 First Republic Bank                     580,509
                                               ------------
                                                    880,118
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.7%
     15,790 KAR Auction Services, Inc.              361,117
      9,568 West Corp.                              211,836
                                               ------------
                                                    572,953
                                               ------------
            COMMUNICATIONS EQUIPMENT
               -- 0.4%
      8,156 Palo Alto Networks, Inc. (a)            343,857
                                               ------------
            CONTAINERS & PACKAGING -- 0.3%
     13,048 Berry Plastics Group, Inc. (a)          287,969
                                               ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.3%
      7,419 Bright Horizons Family Solutions,
              Inc. (a)                              257,513
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES --
               1.5%
     10,007 CBOE Holdings, Inc.                $    466,726
     29,899 ING US, Inc. (a)                        809,067
                                               ------------
                                                  1,275,793
                                               ------------
            ELECTRICAL EQUIPMENT -- 0.8%
     12,866 Babcock & Wilcox (The) Co.              386,366
      7,841 Generac Holdings, Inc.                  290,195
                                               ------------
                                                    676,561
                                               ------------
            ENERGY EQUIPMENT & SERVICES --
               0.4%
     10,554 Forum Energy Technologies,
              Inc. (a)                              321,158
                                               ------------
            FOOD & STAPLES RETAILING -- 0.3%
      5,536 Fresh Market (The), Inc. (a)            275,250
                                               ------------
            FOOD PRODUCTS -- 5.2%
     68,161 Kraft Foods Group, Inc.               3,808,155
     13,445 Pinnacle Foods, Inc.                    324,697
      3,745 Post Holdings, Inc. (a)                 163,507
                                               ------------
                                                  4,296,359
                                               ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.3%
     25,203 CareFusion Corp. (a)                    928,731
     10,532 Globus Medical,
              Inc., Class A (a) (b)                 177,569
                                               ------------
                                                  1,106,300
                                               ------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 2.6%
     51,146 HCA Holdings, Inc.                    1,844,325
      7,770 Team Health Holdings, Inc. (a)          319,114
                                               ------------
                                                  2,163,439
                                               ------------
            HEALTH CARE TECHNOLOGY -- 0.3%
      3,043 Medidata Solutions, Inc. (a)            235,680
                                               ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 4.7%
     14,109 Bloomin' Brands, Inc. (a)               351,032
     40,218 Burger King Worldwide, Inc. (b)         784,653
     14,372 Caesars Entertainment Corp. (a) (b)     196,896
     12,223 Dunkin' Brands Group, Inc.              523,389
     18,510 Hyatt Hotels Corp., Class A (a)         747,064
      4,052 Marriott Vacations Worldwide
              Corp. (a)                             175,208
     23,389 Norwegian Cruise Line Holdings
              Ltd. (a)                              708,921
     10,699 SeaWorld Entertainment, Inc.            375,535
                                               ------------
                                                  3,862,698
                                               ------------
            INSURANCE -- 0.9%
     12,404 First American Financial Corp.          273,384
      6,534 Primerica, Inc.                         244,633
     13,624 Symetra Financial Corp.                 217,848
                                               ------------
                                                    735,865
                                               ------------

Page 32                 See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND - FPX
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            Internet & Catalog Retail -- 2.3%
     75,232 Groupon, Inc. (a) (b)              $    639,472
      9,739 HomeAway, Inc. (a)                      314,959
     14,970 TripAdvisor, Inc. (a)                   911,224
                                               ------------
                                                  1,865,655
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               8.7%
      8,880 AOL, Inc.                               323,942
      5,851 Cornerstone OnDemand, Inc. (a)          253,290
    245,146 Facebook, Inc., Class A (a)           6,094,330
     20,043 Pandora Media, Inc. (a) (b)             368,791
      3,126 Zillow, Inc., Class A (a) (b)           175,994
                                               ------------
                                                  7,216,347
                                               ------------
            IT SERVICES -- 2.5%
     15,634 Booz Allen Hamilton Holding
              Corp.                                 271,719
      9,151 EVERTEC, Inc. (a)                       201,048
      9,334 FleetCor Technologies, Inc. (a)         758,854
      7,845 InterXion Holding NV (a)                204,990
     22,362 Vantiv, Inc., Class A (a)               617,191
                                               ------------
                                                  2,053,802
                                               ------------
            MACHINERY -- 0.9%
     11,154 Rexnord Corp. (a)                       187,945
     21,245 Xylem, Inc.                             572,340
                                               ------------
                                                    760,285
                                               ------------
            MEDIA -- 1.1%
      6,927 AMC Networks, Inc., Class A (a)         453,095
      7,254 Madison Square Garden (The) Co.,
              Class A (a)                           429,800
                                               ------------
                                                    882,895
                                               ------------
            MULTILINE RETAIL -- 2.3%
     37,538 Dollar General Corp. (a)              1,893,041
                                               ------------
            OIL, GAS & CONSUMABLE FUELS --
               18.3%
     47,142 Cobalt International Energy,
              Inc. (a)                            1,252,563
    118,746 Kinder Morgan, Inc.                   4,530,160
     44,555 Kosmos Energy Ltd. (a)                  452,679
     14,832 Laredo Petroleum Holdings, Inc. (a)     304,946
     37,240 Marathon Petroleum Corp.              2,646,274
     10,729 Oasis Petroleum, Inc. (a)               417,036
     71,107 Phillips 66                           4,188,913
     20,554 QEP Resources, Inc.                     570,990
      4,852 Targa Resources Corp.                   312,129
     22,958 WPX Energy, Inc. (a)                    434,825
                                               ------------
                                                 15,110,515
                                               ------------
            PERSONAL PRODUCTS -- 0.9%
     43,894 Coty, Inc., Class A (a) (b)             754,099
                                               ------------
            PHARMACEUTICALS -- 11.2%
    181,587 AbbVie, Inc.                          7,506,806
     57,328 Zoetis, Inc.                          1,770,862
                                               ------------
                                                  9,277,668
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            PROFESSIONAL SERVICES -- 3.1%
     43,088 Nielsen Holdings N.V.              $  1,447,326
     19,308 Verisk Analytics, Inc.,
              Class A (a)                         1,152,688
                                               ------------
                                                  2,600,014
                                               ------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 1.6%
      4,528 Howard Hughes (The) Corp. (a)           507,544
     16,709 Realogy Holdings Corp. (a)              802,700
                                               ------------
                                                  1,310,244
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.6%
     29,140 Freescale Semiconductor Ltd. (a)        394,847
     28,864 NXP Semiconductors N.V. (a)             894,207
                                               ------------
                                                  1,289,054
                                               ------------
            SOFTWARE -- 2.9%
     18,600 Fortinet, Inc. (a)                      325,500
      6,582 Guidewire Software, Inc. (a)            276,773
      9,978 QLIK Technologies, Inc. (a)             282,078
     15,399 ServiceNow, Inc. (a)                    621,966
     11,903 Splunk, Inc. (a)                        551,823
      9,286 SS&C Technologies Holdings,
              Inc. (a)                              305,509
                                               ------------
                                                  2,363,649
                                               ------------
            SPECIALTY RETAIL -- 1.5%
      9,793 Express, Inc. (a)                       205,359
      6,195 Five Below, Inc. (a)                    227,728
     11,273 GNC Holdings, Inc., Class A             498,380
      4,458 Restoration Hardware Holdings,
              Inc. (a)                              334,350
                                               ------------
                                                  1,265,817
                                               ------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.0%
     23,103 Michael Kors Holdings Ltd. (a)        1,432,848
      7,781 Tumi Holdings, Inc. (a)                 186,744
                                               ------------
                                                  1,619,592
                                               ------------
            THRIFTS & MORTGAGE FINANCE --
               0.8%
     14,016 EverBank Financial Corp.                232,105
     10,385 Nationstar Mortgage Holdings,
              Inc. (a) (b)                          388,814
                                               ------------
                                                    620,919
                                               ------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.8%
     11,403 Air Lease Corp.                         314,609
     11,658 MRC Global, Inc. (a)                    321,994
                                               ------------
                                                    636,603
                                               ------------

                        See Notes to Financial Statements                Page 33

FIRST TRUST US IPO INDEX FUND - FPX
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL COMMON STOCKS -- 99.9%       $ 82,492,543
            (Cost $72,554,317)                 ------------

            COLLATERAL FOR SECURITIES ON LOAN
              -- 4.1%
            MONEY MARKET FUND -- 0.9%
    721,145 Goldman Sachs Financial
              Square Treasury Instruments
              Fund - Institutional Class -
              0.001% (d)                            721,145
            (Cost $721,145)

 PRINCIPAL
   VALUE
-----------

            REPURCHASE AGREEMENT -- 3.2%
$ 2,647,568 JPMorgan Chase & Co., 0.08% (d),
              dated 06/28/13, due 07/01/13,
              with a maturity value of
              $2,647,586. Collateralized by
              U.S. Treasury Bills, interest
              rate of 0.000%, due 9/26/13 to
              10/03/13. The value of the
              collateral including accrued
              interest is $2,700,499.             2,647,568
            (Cost $2,647,568)                  ------------

            TOTAL COLLATERAL FOR SECURITIES
              ON LOAN - 4.1%                      3,368,713
            (Cost $3,368,713)                  ------------

            TOTAL INVESTMENTS -- 104.0%          85,861,256
            (Cost $75,923,030) (e)
            NET OTHER ASSETS AND
              LIABILITIES -- (4.0)%              (3,340,790)
                                               ------------
            NET ASSETS -- 100.0%               $ 82,520,466
                                               ============

(a)   Non-income producing security.
(b) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,287,512 and the total value of the collateral held by the Fund is $3,368,713, which includes LinnCo. LLC in the amount of $102,424. This security was sold on June 21, 2013.
(c)   Master Limited Partnership ("MLP").
(d)   Interest rate shown reflects yield as of June 30, 2013.
(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,952,000 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,013,774.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $ 82,492,543    $    --         $  --
Money Market Fund         721,145         --            --
Repurchase
   Agreement                 --        2,647,568        --
                     --------------------------------------
Total Investments    $ 83,213,688    $ 2,647,568     $  --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

The Fund's loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

SECURITIES LENDING AGREEMENTS
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $  3,287,512
Non-cash Collateral offsetting(1)                (3,287,512)
                                               ------------
Net Amount                                     $        --
                                               ============

(1) At June 30, 2013, the value of the cash collateral received from each borrower exceeded the value of the related securities loaned.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENT
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $  2,647,568
Non-cash Collateral offsetting(1)                (2,647,568)
                                               ------------
Net Amount                                     $        --
                                               ============

(1) At June 30, 2013 the value of the collateral received from the seller exceeded the value of the repurchase agreement.

Page 34                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND - FBT
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.6%
            BIOTECHNOLOGY -- 67.4%
    265,046 Alexion Pharmaceuticals, Inc. (a)  $ 24,447,843
    220,372 Amgen, Inc.                          21,741,902
    120,737 Biogen Idec, Inc. (a)                25,982,603
    375,084 BioMarin Pharmaceutical, Inc. (a)    20,925,936
    200,386 Celgene Corp. (a)                    23,427,127
  5,369,453 Dendreon Corp. (a) (b)               22,122,146
    461,141 Gilead Sciences, Inc. (a)            23,615,031
  1,635,948 ImmunoGen, Inc. (a)                  27,140,377
  1,109,254 Incyte Corp. (a) (b)                 24,403,588
  2,664,330 InterMune, Inc. (a)                  25,630,855
    858,328 Myriad Genetics, Inc. (a)            23,063,273
    108,831 Regeneron Pharmaceuticals,
               Inc. (a)                          24,473,915
    407,180 United Therapeutics Corp. (a)        26,800,588
    287,559 Vertex Pharmaceuticals, Inc. (a)     22,967,337
                                               ------------
                                                336,742,521
                                               ------------

            LIFE SCIENCES TOOLS & SERVICES --
               27.1%
  6,423,523 Affymetrix, Inc. (a) (b)             28,520,442
    437,569 Illumina, Inc. (a)                   32,747,664
    332,469 Life Technologies Corp. (a)          24,606,031
  1,191,618 QIAGEN N.V. (a)                      23,725,114
  6,180,638 Sequenom, Inc. (a) (b)               26,020,486
                                               ------------
                                                135,619,737
                                               ------------
            PHARMACEUTICALS -- 5.1%
  2,230,699 Nektar Therapeutics (a)              25,764,574
                                               ------------
            TOTAL COMMON STOCKS -- 99.6%        498,126,832
            (Cost $455,629,328)                ------------

            COLLATERAL FOR SECURITIES
              ON LOAN -- 7.6%
            MONEY MARKET FUND -- 1.6%
  8,114,489 Goldman Sachs Financial
              Square Treasury Instruments
              Fund - Institutional Class -
              0.001% (c)                          8,114,489
            (Cost $8,114,489)

 PRINCIPAL
   VALUE
-----------

            REPURCHASE AGREEMENT -- 6.0%
$29,791,036 JPMorgan Chase & Co., 0.08% (c),
              dated 06/28/13, due 07/01/13,
              with a maturity value of
              $29,791,235. Collateralized by
              U.S. Treasury Bills, interest
              rate of 0.000%, due 09/26/13 to
              10/03/13. The value of the
              collateral including accrued
              interest is $30,386,624.           29,791,036
            (Cost $29,791,036)                 ------------


            DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL COLLATERAL FOR SECURITIES
              ON LOAN - 7.6%                   $ 37,905,525
            (Cost $37,905,525)                 ------------

            TOTAL INVESTMENTS -- 107.2%         536,032,357
            (Cost $493,534,853) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (7.2)%             (36,110,041)
                                               ------------
            NET ASSETS -- 100.0%               $499,922,316
                                               ============

(a)   Non-income producing security.
(b) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $36,874,565 and the total value of the collateral held by the Fund is $37,905,525.
(c)   Interest rate shown reflects yield as of June 30, 2013.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $62,871,136 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,373,632.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*        $498,126,832   $        --    $   --
Money Market Fund        8,114,489            --        --
Repurchase Agreement            --     29,791,036       --
                      -------------------------------------
Total Investments     $506,241,321   $ 29,791,036   $   --
                      =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 35

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND - FBT
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

The Fund's loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

SECURITIES LENDING AGREEMENTS
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $ 36,874,565
Non-cash Collateral offsetting(1)               (36,874,565)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the cash collateral received from each borrower exceeded the value of the related securities loaned.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENT
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $ 29,791,036
Non-cash Collateral offsetting(1)               (29,791,036)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the collateral received from the seller exceeded the value of the repurchase agreement.

Page 36                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX(SM)  INDEX FUND - FDN
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            CAPITAL MARKETS -- 4.6%
  1,759,677 E*TRADE Financial Corp. (a)        $ 22,277,511
  1,055,515 TD Ameritrade Holding Corp.          25,638,459
                                               ------------
                                                 47,915,970
                                               ------------
            COMMUNICATIONS EQUIPMENT --
               5.3%
  1,654,424 Juniper Networks, Inc. (a)           31,946,927
    417,757 NETGEAR, Inc. (a)                    12,758,299
  3,630,903 Sonus Networks, Inc. (a)             10,929,018
                                               ------------
                                                 55,634,244
                                               ------------
            HEALTH CARE TECHNOLOGY -- 1.6%
  1,342,862 Allscripts Healthcare
              Solutions, Inc. (a)                17,376,634
                                               ------------
            INTERNET & CATALOG RETAIL -- 23.1%
    285,910 Amazon.com, Inc. (a)                 79,394,348
    429,482 Expedia, Inc.                        25,833,342
  2,358,377 Groupon, Inc. (a)                    20,046,205
    161,730 Netflix, Inc. (a)                    34,139,586
     69,319 priceline.com, Inc. (a)              57,335,824
    433,565 TripAdvisor, Inc. (a)                26,391,102
                                               ------------
                                                243,140,407
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               52.6%
    673,625 Akamai Technologies, Inc. (a)        28,662,744
    331,618 Cornerstone OnDemand, Inc. (a)       14,355,743
    438,527 Dealertrack Technologies, Inc. (a)   15,537,012
    577,099 Digital River, Inc. (a)              10,832,148
  1,696,779 EarthLink, Inc.                      10,536,998
  1,263,410 eBay, Inc. (a)                       65,343,565
    164,227 Equinix, Inc. (a)                    30,336,011
  1,523,783 Facebook, Inc., Class A (a)          37,881,245
    119,973 Google, Inc., Class A (a)           105,620,630
    438,041 IAC/InterActiveCorp                  20,833,230
    377,911 j2 Global, Inc.                      16,064,997
    201,557 LinkedIn Corp., Class A (a)          35,937,613
    978,494 LivePerson, Inc. (a)                  8,762,414
  1,890,024 Monster Worldwide, Inc. (a)           9,280,018
    221,912 OpenTable, Inc. (a)                  14,191,272
    629,941 Rackspace Hosting, Inc. (a)          23,868,465
  1,477,546 United Online, Inc.                  11,199,799
    636,074 ValueClick, Inc. (a)                 15,698,306
    605,722 Verisign, Inc. (a)                   27,051,545
    697,975 Vocus, Inc. (a)                       7,342,697
  1,765,267 Yahoo!, Inc. (a)                     44,325,854
                                               ------------
                                                553,662,306
                                               ------------
            IT SERVICES -- 1.4%
  1,109,220 Sapient Corp. (a)                    14,486,413
                                               ------------
            SOFTWARE -- 11.4%
    269,009 Concur Technologies, Inc. (a)        21,891,952
    528,943 Ebix, Inc.                            4,898,012
    211,115 NetSuite, Inc. (a)                   19,367,690
  1,133,121 Salesforce.com, Inc. (a)             43,262,560


SHARES     DESCRIPTION                                VALUE
-----------------------------------------------------------
            SOFTWARE (Continued)
    963,185 TIBCO Software, Inc. (a)         $   20,612,159
    512,746 Virnetx Holding Corp. (a)            10,249,793
                                             --------------
                                                120,282,166
                                             --------------
            TOTAL COMMON STOCKS -- 100.0%     1,052,498,140
            (Cost $918,619,203)

            MONEY MARKET FUND -- 0.1%
    854,873 Morgan Stanley Institutional
              Liquidity Funds - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)                     854,873
            (Cost $854,873)                  --------------

            TOTAL INVESTMENTS -- 100.1%       1,053,353,013
            (Cost $919,474,076) (c)
            NET OTHER ASSETS AND
            LIABILITIES -- (0.1)%                  (935,506)
                                             --------------
            NET ASSETS -- 100.0%             $1,052,417,507
                                             ==============

(a)  Non-income producing security.
(b)  Interest rate shown reflects yield as of June 30, 2013.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $175,518,358 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $41,639,421.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*        $1,052,498,140   $  --        $  --
Money Market
  Fund                       854,873      --           --
                      -------------------------------------
Total Investments     $1,053,353,013   $  --        $  --
                      =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 37

FIRST TRUST CAPITAL STRENGTH ETF - FTCS
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 10.7%
     10,279 Honeywell International, Inc.      $    815,536
      7,919 Lockheed Martin Corp.                   858,895
     10,742 Northrop Grumman Corp.                  889,437
     13,341 Raytheon Co.                            882,107
      8,179 United Technologies Corp.               760,156
                                               ------------
                                                  4,206,131
                                               ------------
            BEVERAGES -- 3.7%
     17,873 Coca-Cola (The) Co.                     716,886
      9,212 PepsiCo, Inc.                           753,450
                                               ------------
                                                  1,470,336
                                               ------------
            CAPITAL MARKETS -- 1.8%
      5,192 Franklin Resources, Inc.                706,216
                                               ------------
            CHEMICALS -- 3.9%
     15,500 E.I. du Pont de Nemours & Co.           813,750
      7,388 Monsanto Co.                            729,934
                                               ------------
                                                  1,543,684
                                               ------------
            COMMUNICATIONS EQUIPMENT
               -- 1.8%
     12,355 Motorola Solutions, Inc.                713,254
                                               ------------
            DIVERSIFIED FINANCIAL SERVICES --
               2.2%
      4,939 IntercontinentalExchange, Inc. (a)      877,957
                                               ------------
            ELECTRICAL EQUIPMENT -- 2.0%
     14,257 Emerson Electric Co.                    777,577
                                               ------------
            FOOD & STAPLES RETAILING -- 3.9%
      7,298 Costco Wholesale Corp.                  806,940
      9,740 Wal-Mart Stores, Inc.                   725,532
                                               ------------
                                                  1,532,472
                                               ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 9.9%
     11,036 Baxter International, Inc.              764,464
      8,064 Becton, Dickinson & Co.                 796,965
     11,456 Covidien PLC                            719,895
     16,566 Medtronic, Inc.                         852,652
     11,789 Stryker Corp.                           762,512
                                               ------------
                                                  3,896,488
                                               ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.2%
     11,702 Cigna Corp.                             848,278
      7,177 McKesson Corp.                          821,766
                                               ------------
                                                  1,670,044
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               1.9%
      7,632 McDonald's Corp.                        755,568
                                               ------------
            HOUSEHOLD PRODUCTS -- 5.5%
     12,738 Colgate-Palmolive Co.                   729,760
      7,186 Kimberly-Clark Corp.                    698,048
      9,364 Procter & Gamble (The) Co.              720,934
                                               ------------
                                                  2,148,742
                                               ------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INDUSTRIAL CONGLOMERATES -- 2.0%
      7,213 3M Co.                             $    788,742
                                               ------------
            INSURANCE -- 2.1%
     20,459 Marsh & McLennan Cos., Inc.             816,723
                                               ------------
            IT SERVICES -- 8.0%
     10,202 Accenture PLC, Class A                  734,136
     11,694 Automatic Data Processing, Inc.         805,249
      4,014 International Business Machines
              Corp.                                 767,116
      1,461 MasterCard, Inc., Class A               839,344
                                               ------------
                                                  3,145,845
                                               ------------
            LEISURE EQUIPMENT & PRODUCTS --
               2.0%
     17,326 Mattel, Inc.                            785,041
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               2.2%
      8,620 Waters Corp. (a)                        862,431
                                               ------------
            MACHINERY -- 2.2%
     12,603 Illinois Tool Works, Inc.               871,750
                                               ------------
            MEDIA -- 2.1%
     13,140 Omnicom Group, Inc.                     826,112
                                               ------------
            OIL, GAS & CONSUMABLE FUELS --
               4.0%
      6,579 Chevron Corp.                           778,559
      8,719 Exxon Mobil Corp.                       787,762
                                               ------------
                                                  1,566,321
                                               ------------
            PHARMACEUTICALS -- 5.1%
      6,703 Allergan, Inc.                          564,661
     13,279 Eli Lilly & Co.                         652,264
      9,024 Johnson & Johnson                       774,801
                                               ------------
                                                  1,991,726
                                               ------------
            ROAD & RAIL -- 2.1%
      5,229 Union Pacific Corp.                     806,730
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.1%
     18,000 Analog Devices, Inc.                    811,080
     22,030 Linear Technology Corp.                 811,585
                                               ------------
                                                  1,622,665
                                               ------------
            SOFTWARE -- 4.5%
     31,299 CA, Inc.                                896,090
     25,613 Microsoft Corp.                         884,417
                                               ------------
                                                  1,780,507
                                               ------------
            SPECIALTY RETAIL -- 4.1%
     10,304 Home Depot (The), Inc.                  798,251
     16,223 TJX (The) Cos., Inc.                    812,123
                                               ------------
                                                  1,610,374
                                               ------------
            TOBACCO -- 4.0%
     21,772 Altria Group, Inc.                      761,803
     16,798 Reynolds American, Inc.                 812,519
                                               ------------
                                                  1,574,322
                                               ------------

Page 38                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF - FTCS
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

            DESCRIPTION                               VALUE
-----------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%         $ 39,347,758
            (Cost $39,108,873) (b)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    (8,378)
                                               ------------
           NET ASSETS -- 100.0%                $ 39,339,380
                                               ============

(a)  Non-income producing security.
(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $837,101 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $598,216.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS           LEVEL 1         LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*      $ 39,347,758      $   --       $   --
                    =======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.1%
            Aerospace & Defense -- 0.3%
        290 HEICO Corp.                        $     14,607
                                               ------------
            AIR FREIGHT & LOGISTICS -- 2.6%
        477 FedEx Corp.                              47,023
        365 Forward Air Corp.                        13,972
        605 United Parcel Service, Inc.,
              Class B                                52,320
                                               ------------
                                                    113,315
                                               ------------
            AIRLINES -- 0.7%
        166 Allegiant Travel Co.                     17,594
        994 SkyWest, Inc.                            13,459
                                               ------------
                                                     31,053
                                               ------------
            AUTO COMPONENTS -- 2.6%
        267 BorgWarner, Inc. (a)                     23,002
        944 Magna International, Inc.                67,232
        538 Tenneco, Inc. (a)                        24,360
                                               ------------
                                                    114,594
                                               ------------
            AUTOMOBILES -- 3.9%
      3,944 Ford Motor Co.                           61,013
      1,359 Honda Motor Co., Ltd., ADR               50,623
        500 Toyota Motor Corp., ADR                  60,330
                                               ------------
                                                    171,966
                                               ------------
            BEVERAGES -- 3.1%
        550 Anheuser-Busch InBev N.V., ADR           49,643
         87 Boston Beer (The) Co., Inc.,
              Class A (a)                            14,846
      1,404 Coca-Cola Enterprises, Inc.              49,365
        396 Constellation Brands, Inc.,
              Class A (a)                            20,639
                                               ------------
                                                    134,493
                                               ------------
            BIOTECHNOLOGY -- 1.4%
        510 Celgene Corp. (a)                        59,624
                                               ------------
            CAPITAL MARKETS -- 5.4%
        210 BlackRock, Inc.                          53,939
      1,070 Blackstone Group (The) L.P.              22,534
        502 Eaton Vance Corp.                        18,870
      2,107 Morgan Stanley                           51,474
        724 SEI Investments Co.                      20,583
        890 State Street Corp.                       58,037
        349 Stifel Financial Corp. (a)               12,449
                                               ------------
                                                    237,886
                                               ------------
            CHEMICALS -- 2.0%
        698 Eastman Chemical Co.                     48,867
      1,166 Kronos Worldwide, Inc.                   18,936
        221 Westlake Chemical Corp.                  21,306
                                               ------------
                                                     89,109
                                               ------------
            COMMERCIAL BANKS -- 5.5%
      1,394 Associated Banc-Corp.                    21,677
      1,687 BB&T Corp.                               57,156


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMERCIAL BANKS (Continued)
      1,589 CapitalSource, Inc.                $     14,905
        884 FirstMerit Corp.                         17,706
        708 Popular, Inc. (a)                        21,474
        755 PrivateBancorp, Inc.                     16,014
      1,850 SunTrust Banks, Inc.                     58,404
      1,730 Susquehanna Bancshares, Inc.             22,230
        575 Webster Financial Corp.                  14,766
                                               ------------
                                                    244,332
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.6%
      1,732 ACCO Brands Corp. (a)                    11,015
        571 Copart, Inc. (a)                         17,587
        547 Herman Miller, Inc.                      14,807
        273 Mine Safety Appliances Co.               12,708
        984 Steelcase, Inc., Class A                 14,347
                                               ------------
                                                     70,464
                                               ------------
            COMMUNICATIONS EQUIPMENT --
               2.8%
     13,395 Alcatel-Lucent, ADR (a)                  24,379
      2,388 Cisco Systems, Inc.                      58,052
      1,955 Emulex Corp. (a)                         12,747
        326 Plantronics, Inc.                        14,318
      1,448 Research In Motion Ltd. (a)              15,160
                                               ------------
                                                    124,656
                                               ------------
            COMPUTERS & PERIPHERALS -- 1.4%
        111 Apple, Inc.                              43,965
        588 Electronics for Imaging, Inc. (a)        16,634
                                               ------------
                                                     60,599
                                               ------------
            CONSTRUCTION & ENGINEERING --
               1.4%
        374 Chicago Bridge & Iron Co. N.V.           22,313
        391 EMCOR Group, Inc.                        15,894
        715 MasTec, Inc. (a)                         23,524
                                               ------------
                                                     61,731
                                               ------------
            CONSUMER FINANCE -- 0.3%
        244 First Cash Financial Services,
              Inc. (a)                               12,007
                                               ------------
            DIVERSIFIED FINANCIAL SERVICES --
               1.2%
      1,036 JPMorgan Chase & Co.                     54,690
                                               ------------
            ELECTRICAL EQUIPMENT -- 0.5%
        208 Hubbell, Inc., Class B                   20,592
                                               ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.4%
      1,435 Celestica, Inc. (a)                      13,561
        421 Dolby Laboratories, Inc., Class A        14,082
      1,032 Ingram Micro, Inc., Class A (a)          19,598
        903 Vishay Intertechnology, Inc. (a)         12,543
                                               ------------
                                                     59,784
                                               ------------

Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ENERGY EQUIPMENT & SERVICES --
               2.1%
        152 CARBO Ceramics, Inc.               $     10,249
        783 Ensco PLC, Class A                       45,508
        289 Oceaneering International, Inc.          20,866
      1,420 TETRA Technologies, Inc. (a)             14,569
                                               ------------
                                                     91,192
                                               ------------
            FOOD & STAPLES RETAILING -- 1.2%
        923 CVS Caremark Corp.                       52,777
                                               ------------
            FOOD PRODUCTS -- 2.0%
      1,548 Archer-Daniels-Midland Co.               52,493
        452 Green Mountain Coffee Roasters,
              Inc. (a)                               33,927
                                               ------------
                                                     86,420
                                               ------------
            GAS UTILITIES -- 0.5%
        865 Questar Corp.                            20,630
                                               ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.8%
        578 Becton, Dickinson & Co.                  57,124
        620 CareFusion Corp. (a)                     22,847
                                               ------------
                                                     79,971
                                               ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 1.1%
        522 Omnicare, Inc.                           24,905
        504 Tenet Healthcare Corp. (a)               23,234
                                               ------------
                                                     48,139
                                               ------------
            HEALTH CARE TECHNOLOGY -- 0.3%
        705 Quality Systems, Inc.                    13,191
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               2.3%
      1,235 International Game Technology            20,637
        506 McDonald's Corp.                         50,094
        244 Papa John's International, Inc. (a)      15,950
      2,530 Wendy's (The) Co.                        14,750
                                               ------------
                                                    101,431
                                               ------------
            HOUSEHOLD DURABLES -- 2.9%
        880 D.R. Horton, Inc.                        18,726
      3,497 Sony Corp., ADR                          74,102
      1,674 Standard Pacific Corp. (a)               13,945
        260 Tupperware Brands Corp.                  20,199
                                               ------------
                                                    126,972
                                               ------------
            INDUSTRIAL CONGLOMERATES -- 1.2%
        492 3M Co.                                   53,800
                                               ------------
            INSURANCE -- 11.0%
        589 ACE Ltd.                                 52,704
         54 Alleghany Corp. (a)                      20,699
      1,096 Allstate (The) Corp.                     52,740
        486 Assurant, Inc.                           24,742
      1,037 Assured Guaranty Ltd.                    22,876
        630 Chubb (The) Corp.                        53,329


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INSURANCE (CONTINUED)
        404 Cincinnati Financial Corp.         $     18,544
        167 Everest Re Group, Ltd.                   21,419
      2,250 Genworth Financial, Inc.,
              Class A (a)                            25,673
        320 Hanover Insurance Group, (The),
              Inc.                                   15,658
        666 Lincoln National Corp.                   24,289
      1,731 Old Republic International Corp.         22,278
      1,587 Principal Financial Group, Inc.          59,433
        293 Reinsurance Group of America, Inc.       20,249
        636 Travelers (The) Cos., Inc.               50,829
                                               ------------
                                                    485,462
                                               ------------
            INTERNET & CATALOG RETAIL -- 1.3%
        261 Netflix, Inc. (a)                        55,094
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               2.6%
        904 eBay, Inc. (a)                           46,755
         64 Google, Inc., Class A (a)                56,343
        507 ValueClick, Inc. (a)                     12,513
                                               ------------
                                                    115,611
                                               ------------
            IT SERVICES -- 4.0%
        680 Accenture PLC, Class A                   48,933
        465 Computer Sciences Corp.                  20,353
        298 DST Systems, Inc.                        19,468
        981 Infosys Ltd., ADR                        40,408
        256 International Business Machines
              Corp.                                  48,924
                                               ------------
                                                    178,086
                                               ------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.6%
      1,244 Mattel, Inc.                             56,366
        299 Sturm, Ruger & Co., Inc.                 14,364
                                               ------------
                                                     70,730
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               1.4%
        809 Life Technologies Corp. (a)              59,874
                                               ------------
            MACHINERY -- 3.4%
        536 Caterpillar, Inc.                        44,214
        362 Lincoln Electric Holdings, Inc.          20,732
      1,200 Manitowoc (The) Co., Inc.                21,492
        245 Mueller Industries, Inc.                 12,355
        479 Trinity Industries, Inc.                 18,413
        130 Valmont Industries, Inc.                 18,602
      1,321 Wabash National Corp. (a)                13,448
                                               ------------
                                                    149,256
                                               ------------
            MEDIA -- 1.3%
      1,142 CBS Corp., Class B                       55,810
                                               ------------
            METALS & MINING -- 0.3%
        470 Worthington Industries, Inc.             14,904
                                               ------------
            MULTILINE RETAIL -- 0.5%
        441 Dollar Tree, Inc. (a)                    22,420
                                               ------------

                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS --
               1.4%
      2,451 Alpha Natural Resources, Inc. (a)  $     12,843
        751 Hess Corp.                               49,934
                                               ------------
                                                     62,777
                                               ------------
            PHARMACEUTICALS -- 1.1%
        946 Eli Lilly & Co.                          46,468
                                               ------------
            PROFESSIONAL SERVICES -- 1.2%
        385 FTI Consulting, Inc. (a)                 12,663
        365 Manpowergroup, Inc.                      20,002
        558 Robert Half International, Inc.          18,542
                                               ------------
                                                     51,207
                                               ------------
            ROAD & RAIL -- 2.0%
        511 Canadian National Railway Co.            49,705
        856 Heartland Express, Inc.                  11,873
      1,045 Hertz Global Holdings, Inc. (a)          25,916
                                               ------------
                                                     87,494
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.7%
      1,314 Brooks Automation, Inc.                  12,785
      1,431 Intersil Corp., Class A                  11,190
      1,511 Kulicke & Soffa Industries,
              Inc. (a)                               16,712
      1,020 SunPower Corp., Class A (a)              21,114
        672 Tessera Technologies, Inc.               13,978
                                               ------------
                                                     75,779
                                               ------------
            SOFTWARE -- 2.5%
        231 Manhattan Associates, Inc. (a)           17,824
      1,447 Oracle Corp.                             44,452
      2,167 Symantec Corp.                           48,692
                                               ------------
                                                    110,968
                                               ------------
            SPECIALTY RETAIL -- 3.2%
        382 Asbury Automotive Group, Inc. (a)        15,318
        711 Express, Inc. (a)                        14,910
      2,722 Office Depot, Inc. (a)                   10,534
      1,171 OfficeMax, Inc.                          11,979
        899 Pier 1 Imports, Inc.                     21,118
        882 Ross Stores, Inc.                        57,163
        574 Sonic Automotive, Inc., Class A          12,134
                                               ------------
                                                    143,156
                                               ------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 3.1%
        372 Movado Group, Inc.                       12,585
        941 NIKE, Inc., Class B                      59,923
        289 Ralph Lauren Corp.                       50,211
        600 Skechers U.S.A., Inc., Class A (a)       14,406
                                               ------------
                                                    137,125
                                               ------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 2.7%
        963 Fastenal Co.                       $     44,154
        237 MSC Industrial Direct Co., Inc.,
              Class A                                18,358
        224 W.W. Grainger, Inc.                      56,488
                                               ------------
                                                    119,000
                                               ------------
            WATER UTILITIES -- 0.3%
        261 American States Water Co.                14,008
                                               ------------
            TOTAL COMMON STOCKS -- 100.1%         4,405,254
            (Cost $4,011,647)

            MONEY MARKET FUND -- 0.0%
      1,627 Morgan Stanley Institutional
              Liquidity Funds - Treasury
              Portfolio - Institutional Class -
              0.03% (b)                               1,627
            (Cost $1,627)                      ------------

            TOTAL INVESTMENTS -- 100.1%           4,406,881
            (Cost $4,013,274) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                  (3,658)
                                               ------------
            NET ASSETS -- 100.0%               $  4,403,223
                                               ============

(a)  Non-income producing security.
(b)  Interest rate shown reflects yield as of June 30, 2013.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $464,757 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $71,150.

ADR - American Depositary Receipt

Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $ 4,405,254       $  --        $  --
Money Market
   Fund                    1,627          --           --
                    ---------------------------------------
Total Investments    $ 4,406,881       $  --        $  --
                    =======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 43

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND - FVD
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 3.9%
     54,344 General Dynamics Corp.             $  4,256,766
     50,142 L-3 Communications Holdings,
              Inc.                                4,299,175
     40,029 Lockheed Martin Corp.                 4,341,545
     51,270 Northrop Grumman Corp.                4,245,156
     63,447 Raytheon Co.                          4,195,116
     45,429 United Technologies Corp.             4,222,171
                                               ------------
                                                 25,559,929
                                               ------------
            AIR FREIGHT & LOGISTICS -- 1.3%
     76,516 C.H. Robinson Worldwide, Inc.         4,308,616
     48,743 United Parcel Service, Inc.,
              Class B                             4,215,295
                                               ------------
                                                  8,523,911
                                               ------------
            AUTOMOBILES -- 0.7%
    117,276 Honda Motor Co., Ltd., ADR            4,368,531
                                               ------------
            BEVERAGES -- 2.6%
    105,142 Coca-Cola (The) Co.                   4,217,246
     36,584 Diageo PLC, ADR                       4,205,331
     86,770 Molson Coors Brewing Co.,
              Class B                             4,152,812
     51,872 PepsiCo, Inc.                         4,242,611
                                               ------------
                                                 16,818,000
                                               ------------
            CAPITAL MARKETS -- 0.7%
    233,501 KKR & Co. L.P. (a)                    4,590,630
                                               ------------
            CHEMICALS -- 1.2%
     44,430 Air Products & Chemicals, Inc.        4,068,455
     78,924 E.I. du Pont de Nemours & Co.         4,143,510
                                               ------------
                                                  8,211,965
                                               ------------
            COMMERCIAL BANKS -- 4.5%
     73,508 Bank of Montreal                      4,265,669
     78,334 Bank of Nova Scotia                   4,194,786
     66,363 BOK Financial Corp.                   4,250,550
     57,749 Canadian Imperial Bank of
              Commerce                            4,099,024
     64,019 Cullen/Frost Bankers, Inc.            4,274,549
     73,379 Royal Bank of Canada                  4,278,730
     53,636 Toronto-Dominion (The) Bank           4,310,725
                                               ------------
                                                 29,674,033
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.7%
    106,462 Waste Management, Inc.                4,293,612
                                               ------------
            COMMUNICATIONS EQUIPMENT --
               1.9%
    172,890 Cisco Systems, Inc.                   4,202,956
     86,914 Harris Corp.                          4,280,514
     69,408 QUALCOMM, Inc.                        4,239,441
                                               ------------
                                                 12,722,911
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMPUTERS & PERIPHERALS -- 1.3%
     10,331 Apple, Inc.                        $  4,091,902
    130,865 Diebold, Inc.                         4,408,842
                                               ------------
                                                  8,500,744
                                               ------------
            CONTAINERS & PACKAGING -- 1.3%
    108,773 Bemis Co., Inc.                       4,257,375
    122,569 Sonoco Products Co.                   4,237,211
                                               ------------
                                                  8,494,586
                                               ------------
            DISTRIBUTORS -- 0.6%
     54,718 Genuine Parts Co.                     4,271,834
                                               ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.9%
    120,612 AT&T, Inc.                            4,269,665
    131,864 TELUS Corp.                           3,849,110
     84,616 Verizon Communications, Inc.          4,259,569
                                               ------------
                                                 12,378,344
                                               ------------
            ELECTRIC UTILITIES -- 10.4%
     86,371 ALLETE, Inc.                          4,305,594
     92,960 Cleco Corp.                           4,316,133
     63,495 Duke Energy Corp.                     4,285,913
     90,003 Edison International                  4,334,545
    117,507 El Paso Electric Co.                  4,149,172
    170,338 Hawaiian Electric Industries, Inc.    4,311,255
     78,037 MGE Energy, Inc.                      4,273,306
     53,026 NextEra Energy, Inc.                  4,320,558
    103,546 Northeast Utilities                   4,351,003
     62,993 OGE Energy Corp.                      4,296,123
     79,198 Pinnacle West Capital Corp.           4,393,113
    139,992 Portland General Electric Co.         4,282,355
     96,794 Southern (The) Co.                    4,271,519
    113,434 UIL Holdings Corp.                    4,338,851
    134,597 Westar Energy, Inc.                   4,301,720
    148,333 Xcel Energy, Inc.                     4,203,757
                                               ------------
                                                 68,734,917
                                               ------------
            ELECTRICAL EQUIPMENT -- 1.3%
     66,834 Eaton Corp. PLC                       4,398,345
     76,970 Emerson Electric Co.                  4,197,944
                                               ------------
                                                  8,596,289
                                               ------------
            FOOD & STAPLES RETAILING -- 2.5%
    123,478 Sysco Corp.                           4,218,009
     86,501 Walgreen Co.                          3,823,344
     56,017 Wal-Mart Stores, Inc.                 4,172,706
     93,442 Weis Markets, Inc.                    4,211,431
                                               ------------
                                                 16,425,490
                                               ------------
            FOOD PRODUCTS -- 4.5%
    126,215 Archer-Daniels-Midland Co.            4,279,951
     95,329 Campbell Soup Co.                     4,269,786
    125,491 ConAgra Foods, Inc.                   4,383,401
     86,016 General Mills, Inc.                   4,174,356
     65,702 Kellogg Co.                           4,220,039
     77,226 Kraft Foods Group, Inc.               4,314,617
    106,570 Unilever PLC, ADR                     4,310,756
                                               ------------
                                                 29,952,906
                                               ------------

Page 44                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND - FVD
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            GAS UTILITIES -- 7.1%
     99,481 AGL Resources, Inc.                $  4,263,756
    107,704 Atmos Energy Corp.                    4,422,326
     92,381 Laclede Group (The), Inc.             4,218,116
     71,133 National Fuel Gas Co.                 4,122,157
    100,248 New Jersey Resources Corp.            4,163,299
    100,687 Northwest Natural Gas Co.             4,277,184
    126,985 Piedmont Natural Gas Co., Inc.        4,284,474
    178,153 Questar Corp.                         4,248,949
     74,275 South Jersey Industries, Inc.         4,264,128
    111,968 UGI Corp.                             4,379,069
     99,264 WGL Holdings, Inc.                    4,290,190
                                               ------------
                                                 46,933,648
                                               ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 0.6%
     59,827 Baxter International, Inc.            4,144,216
                                               ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 1.3%
     89,230 Cardinal Health, Inc.                 4,211,656
    123,994 Owens & Minor, Inc.                   4,194,717
                                               ------------
                                                  8,406,373
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               0.6%
     42,720 McDonald's Corp.                      4,229,280
                                               ------------
            HOUSEHOLD DURABLES -- 0.7%
    138,130 Leggett & Platt, Inc.                 4,294,462
                                               ------------
            HOUSEHOLD PRODUCTS -- 2.6%
     50,743 Clorox (The) Co.                      4,218,773
     74,020 Colgate-Palmolive Co.                 4,240,606
     43,706 Kimberly-Clark Corp.                  4,245,601
     54,274 Procter & Gamble (The) Co.            4,178,555
                                               ------------
                                                 16,883,535
                                               ------------
            INDUSTRIAL CONGLOMERATES -- 0.6%
     38,663 3M Co.                                4,227,799
                                               ------------
            INSURANCE -- 4.6%
     48,445 ACE Ltd.                              4,334,859
     97,384 Arthur J. Gallagher & Co.             4,254,707
     92,836 Cincinnati Financial Corp.            4,261,172
     57,177 Erie Indemnity Co., Class A           4,556,435
     88,941 Hanover Insurance Group (The),
              Inc.                                4,351,883
     98,466 Mercury General Corp.                 4,328,565
     53,390 Travelers (The) Cos., Inc.            4,266,929
                                               ------------
                                                 30,354,550
                                               ------------
            IT SERVICES -- 1.9%
     60,793 Automatic Data Processing, Inc.       4,186,206
    111,610 Paychex, Inc.                         4,075,997
    321,696 SAIC, Inc.                            4,481,226
                                               ------------
                                                 12,743,429
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.3%
     94,785 Hasbro, Inc.                       $  4,249,211
     94,635 Mattel, Inc.                          4,287,912
                                               ------------
                                                  8,537,123
                                               ------------
            MACHINERY -- 1.9%
     51,313 Deere & Co.                           4,169,181
     61,894 Illinois Tool Works, Inc.             4,281,208
     55,382 Stanley Black & Decker, Inc.          4,281,029
                                               ------------
                                                 12,731,418
                                               ------------
            MEDIA -- 1.3%
     67,879 Omnicom Group, Inc.                   4,267,553
    131,111 Thomson Reuters Corp.                 4,270,285
                                               ------------
                                                  8,537,838
                                               ------------
            MULTILINE RETAIL -- 1.3%
     83,409 Kohl's Corp.                          4,212,989
     60,863 Target Corp.                          4,191,026
                                               ------------
                                                  8,404,015
                                               ------------
            MULTI-UTILITIES -- 9.1%
     86,572 Alliant Energy Corp.                  4,364,960
    157,256 Avista Corp.                          4,249,057
    183,743 CenterPoint Energy, Inc.              4,316,123
     73,837 Consolidated Edison, Inc.             4,305,435
     75,295 Dominion Resources, Inc.              4,278,262
     64,627 DTE Energy Co.                        4,330,655
     73,047 Integrys Energy Group, Inc.           4,275,441
    167,932 MDU Resources Group, Inc.             4,351,118
    130,498 Public Service Enterprise Group,
              Inc.                                4,262,065
     86,662 SCANA Corp.                           4,255,104
     51,802 Sempra Energy                         4,235,332
    248,283 TECO Energy, Inc.                     4,267,985
    126,985 Vectren Corp.                         4,295,903
    104,377 Wisconsin Energy Corp.                4,278,413
                                               ------------
                                                 60,065,853
                                               ------------
            OFFICE ELECTRONICS -- 0.6%
    125,911 CANON, Inc., ADR                      4,138,695
                                               ------------
            OIL, GAS & CONSUMABLE FUELS --
               5.8%
     35,576 Chevron Corp.                         4,210,064
     70,029 ConocoPhillips                        4,236,754
    102,172 Enbridge, Inc.                        4,298,376
     46,973 Exxon Mobil Corp.                     4,244,010
    113,685 Kinder Morgan, Inc.                   4,337,083
     46,894 Occidental Petroleum Corp.            4,184,352
     65,527 Royal Dutch Shell PLC, ADR            4,180,623
     88,187 Total S.A., ADR                       4,294,707
     97,198 TransCanada Corp.                     4,190,206
                                               ------------
                                                 38,176,175
                                               ------------

                        See Notes to Financial Statements                Page 45

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND - FVD
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS -- 6.4%
     88,020 AstraZeneca PLC, ADR               $  4,163,346
     91,408 Bristol-Myers Squibb Co.              4,085,024
     84,719 Eli Lilly & Co.                       4,161,397
     84,719 GlaxoSmithKline PLC, ADR              4,233,408
     49,121 Johnson & Johnson                     4,217,529
     89,555 Merck & Co., Inc.                     4,159,830
     60,748 Novartis AG, ADR                      4,295,491
    149,991 Pfizer, Inc.                          4,201,248
     82,859 Sanofi, ADR                           4,268,067
    108,575 Teva Pharmaceutical Industries
              Ltd., ADR                           4,256,140
                                               ------------
                                                 42,041,480
                                               ------------

            REAL ESTATE INVESTMENT TRUSTS --
               0.6%
     27,857 Public Storage                        4,271,314
                                               ------------

            ROAD & RAIL -- 0.7%
     58,988 Norfolk Southern Corp.                4,285,478
                                               ------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.2%
     94,395 Analog Devices, Inc.                  4,253,439
    277,454 Applied Materials, Inc.               4,136,839
    176,411 Intel Corp.                           4,272,674
    121,562 Texas Instruments, Inc.               4,238,867
    107,649 Xilinx, Inc.                          4,263,977
                                               ------------
                                                 21,165,796
                                               ------------
            SOFTWARE -- 1.3%
    152,635 CA, Inc.                              4,369,940
    123,295 Microsoft Corp.                       4,257,376
                                               ------------
                                                  8,627,316
                                               ------------
            TOBACCO -- 3.2%
    120,019 Altria Group, Inc.                    4,199,465
     40,609 British American Tobacco PLC,
              ADR                                 4,180,290
     95,787 Lorillard, Inc.                       4,183,976
     47,858 Philip Morris International, Inc.     4,145,460
     87,354 Reynolds American, Inc.               4,225,313
                                               ------------
                                                 20,934,504
                                               ------------
            WATER UTILITIES -- 1.3%
     79,559 American States Water Co.             4,269,931
    137,264 Aqua America, Inc.                    4,294,991
                                               ------------
                                                  8,564,922
                                               ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.7%
    152,192 Vodafone Group PLC, ADR               4,373,998
                                               ------------

            TOTAL INVESTMENTS -- 100.0%         659,191,849
            (Cost $578,556,501) (b)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    97,714
                                               ------------
            NET ASSETS -- 100.0%               $659,289,563
                                               ============

(a)   Master Limited Partnership ("MLP").
(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $84,401,869 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,766,521.

ADR - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $  659,191,849    $  --        $  --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

Page 46                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND - FVL
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 1.0%
     22,389 Spirit AeroSystems Holdings,
              Inc., Class A (a)                $    480,916
                                               ------------
            AIRLINES -- 2.8%
     24,134 Delta Air Lines, Inc. (a)               451,547
     31,677 SkyWest, Inc.                           428,907
     33,746 Southwest Airlines Co.                  434,986
                                               ------------
                                                  1,315,440
                                               ------------
            AUTO COMPONENTS -- 2.2%
     32,767 Goodyear Tire & Rubber (The)
              Co. (a)                               501,007
     10,909 Tenneco, Inc. (a)                       493,960
                                               ------------
                                                    994,967
                                               ------------
            AUTOMOBILES -- 1.1%
      4,145 Toyota Motor Corp., ADR                 500,136
                                               ------------

            BIOTECHNOLOGY -- 1.1%
     62,969 PDL BioPharma, Inc.                     486,121
                                               ------------

            CAPITAL MARKETS -- 3.9%
     20,026 AllianceBernstein Holding LP            416,942
     70,211 Fortress Investment Group LLC,
              Class A                               460,584
     33,343 Investment Technology Group,
              Inc. (a)                              466,135
      7,200 State Street Corp.                      469,512
                                               ------------
                                                  1,813,173
                                               ------------
            CHEMICALS -- 2.1%
     47,296 Penford Corp. (a)                       633,294
     14,006 Tredegar Corp.                          359,954
                                               ------------
                                                    993,248
                                               ------------
            COMMERCIAL BANKS -- 4.2%
     15,044 Popular, Inc. (a)                       456,285
     23,566 PrivateBancorp, Inc.                    499,835
     15,339 SunTrust Banks, Inc.                    484,252
     38,530 Susquehanna Bancshares, Inc.            495,110
                                               ------------
                                                  1,935,482
                                               ------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 5.2%
     10,869 Avery Dennison Corp.                    464,758
     10,747 Consolidated Graphics, Inc. (a)         505,217
      9,498 G&K Services, Inc., Class A             452,105
     18,426 Herman Miller, Inc.                     498,792
     13,645 HNI Corp.                               492,175
                                               ------------
                                                  2,413,047
                                               ------------

            CONSTRUCTION & ENGINEERING --
               2.1%
     15,545 AECOM Technology Corp. (a)              494,176
     21,037 Dycom Industries, Inc. (a)              486,796
                                               ------------
                                                    980,972
                                               ------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CONSUMER FINANCE -- 1.0%
     21,171 SLM Corp.                          $    483,969
                                               ------------
            CONTAINERS & PACKAGING -- 2.1%
     12,212 Bemis Co., Inc.                         477,977
     20,585 Sealed Air Corp.                        493,011
                                               ------------
                                                    970,988
                                               ------------
            DIVERSIFIED CONSUMER SERVICES --
               1.0%
     16,033 H&R Block, Inc.                         444,916
                                               ------------
            DIVERSIFIED FINANCIAL SERVICES --
               2.1%
      9,843 Citigroup, Inc.                         472,168
      9,163 JPMorgan Chase & Co.                    483,715
                                               ------------
                                                    955,883
                                               ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.0%
      9,609 BT Group PLC, ADR                       451,527
                                               ------------
            ELECTRIC UTILITIES -- 0.9%
     14,477 Otter Tail Corp.                        411,147
                                               ------------
            ELECTRICAL EQUIPMENT -- 1.0%
     15,936 Babcock & Wilcox (The) Co.              478,558
                                               ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.2%
     35,828 Checkpoint Systems, Inc. (a)            508,399
     35,003 CTS Corp.                               477,441
     34,410 Sanmina Corp. (a)                       493,784
                                               ------------
                                                  1,479,624
                                               ------------
            ENERGY EQUIPMENT & SERVICES --
               3.2%
      8,320 Ensco PLC, Class A                      483,559
     52,163 TETRA Technologies, Inc. (a)            535,192
      8,468 Tidewater, Inc.                         482,422
                                               ------------
                                                  1,501,173
                                               ------------
            FOOD & STAPLES RETAILING -- 3.8%
     13,080 Kroger (The) Co.                        451,783
    181,401 Rite Aid Corp. (a)                      518,807
     16,244 Safeway, Inc.                           384,333
      8,939 Walgreen Co.                            395,104
                                               ------------
                                                  1,750,027
                                               ------------
            FOOD PRODUCTS -- 2.2%
     37,120 Pilgrim's Pride Corp. (a)               554,573
      7,087 TreeHouse Foods, Inc. (a)               464,482
                                               ------------
                                                  1,019,055
                                               ------------
            GAS UTILITIES -- 1.9%
      7,267 National Fuel Gas Co.                   421,123
     11,409 UGI Corp.                               446,206
                                               ------------
                                                    867,329
                                               ------------

                        See Notes to Financial Statements                Page 47

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND - FVL
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.9%
     15,491 Greatbatch, Inc. (a)               $    507,950
      9,046 Medtronic, Inc.                         465,597
     18,379 SurModics, Inc. (a)                     367,764
                                               ------------
                                                  1,341,311
                                               ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 6.3%
     40,508 AMN Healthcare Services, Inc. (a)       580,075
     14,203 Health Net, Inc. (a)                    451,939
      9,658 Omnicare, Inc.                          460,783
     35,975 PharMerica Corp. (a)                    498,613
      9,687 Tenet Healthcare Corp. (a)              446,571
      5,834 WellPoint, Inc.                         477,455
                                               ------------
                                                  2,915,436
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               4.0%
     25,700 International Game Technology           429,447
     29,587 MGM Resorts International (a)           437,296
     35,245 Sonic Corp. (a)                         513,167
     82,292 Wendy's (The) Co.                       479,762
                                               ------------
                                                  1,859,672
                                               ------------
            HOUSEHOLD DURABLES -- 2.1%
      9,662 Harman International Industries,
              Inc.                                  523,680
     21,858 Sony Corp., ADR                         463,171
                                               ------------
                                                    986,851
                                               ------------
            INSURANCE -- 7.3%
     22,221 Assured Guaranty Ltd.                   490,195
     45,479 Genworth Financial, Inc.,
              Class A (a)                           518,916
     10,612 MetLife, Inc.                           485,605
     12,879 Principal Financial Group, Inc.         482,319
      6,641 Prudential Financial, Inc.              484,992
      7,066 Reinsurance Group of America,
              Inc.                                  488,331
     14,216 XL Group PLC                            431,029
                                               ------------
                                                  3,381,387
                                               ------------
            INTERNET & CATALOG RETAIL -- 2.1%
     16,802 Overstock.com, Inc. (a)                 473,816
     95,316 ValueVision Media, Inc.,
              Class A (a)                           487,065
                                               ------------
                                                    960,881
                                               ------------
            IT SERVICES -- 1.8%
      8,823 Computer Sciences Corp.                 386,183
     19,940 TeleTech Holdings, Inc. (a)             467,194
                                               ------------
                                                    853,377
                                               ------------
            LEISURE EQUIPMENT & PRODUCTS --
               2.0%
     11,129 Brunswick Corp.                         355,571
     67,698 Nautilus, Inc. (a)                      588,296
                                               ------------
                                                    943,867
                                               ------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            LIFE SCIENCES TOOLS & SERVICES --
               1.1%
     42,945 Albany Molecular Research,
              Inc. (a)                         $    509,757
                                               ------------
            MACHINERY -- 1.8%
     20,835 Manitowoc (The) Co., Inc.               373,155
     66,588 Mueller Water Products, Inc.,
              Class A                               460,123
                                               ------------
                                                    833,278
                                               ------------
            MEDIA -- 1.9%
      9,656 Lamar Advertising Co., Class A (a)      419,070
        937 Washington Post (The) Co., Class B      453,293
                                               ------------
                                                    872,363
                                               ------------
            METALS & MINING -- 1.0%
     59,897 Alcoa, Inc.                             468,394
                                               ------------
            MULTI-UTILITIES -- 1.1%
     18,852 MDU Resources Group, Inc.               488,455
                                               ------------
            OIL, GAS & CONSUMABLE FUELS --
               3.0%
      6,504 Buckeye Partners L.P. (b)               456,320
     23,806 Chesapeake Energy Corp.                 485,166
      6,594 Hess Corp.                              438,435
                                               ------------
                                                  1,379,921
                                               ------------
            PROFESSIONAL SERVICES -- 1.9%
      7,857 Manpowergroup, Inc.                     430,564
     35,892 Navigant Consulting, Inc. (a)           430,704
                                               ------------
                                                    861,268
                                               ------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.9%
     17,348 CBRE Group, Inc., Class A (a)           405,249
                                               ------------
            ROAD & RAIL -- 0.9%
      7,123 Ryder System, Inc.                      433,007
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.1%
    115,781 Amkor Technology, Inc. (a)              487,438
     25,736 OmniVision Technologies, Inc. (a)       479,976
                                               ------------
                                                    967,414
                                               ------------
            SPECIALTY RETAIL -- 6.7%
     28,544 Big 5 Sporting Goods Corp.              626,541
     23,237 Brown Shoe Co., Inc.                    500,293
     76,366 New York & Co., Inc. (a)                484,924
     23,202 Sonic Automotive, Inc., Class A         490,490
     35,618 Stein Mart, Inc.                        486,186
     56,626 Zale Corp. (a)                          515,296
                                               ------------
                                                  3,103,730
                                               ------------
            TOTAL INVESTMENTS -- 100.0%          46,293,316
            (Cost $44,517,569) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    (4,899)
                                               ------------
            NET ASSETS -- 100.0%               $ 46,288,417
                                               ============


Page 48                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND - FVL
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

(a)  Non-income producing security.
(b)  Master Limited Partnership ("MLP").
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,351,102 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $575,355.

ADR - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $ 42,293,316     $   --       $   --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2013 (UNAUDITED)


                                                                            FIRST TRUST         FIRST TRUST
                                                                          DOW JONES SELECT      MORNINGSTAR        FIRST TRUST
                                                                              MICROCAP      DIVIDEND LEADERS(SM)     US IPO
                                                                           INDEX(SM) FUND        INDEX FUND        INDEX FUND
                                                                               (FDM)               (FDL)              (FPX)
                                                                          ----------------  -------------------   -------------
ASSETS:
Investments, at value..................................................   $   120,567,188     $   594,889,073      $ 85,861,256
Cash...................................................................                --             433,033                --
Receivables:
      Capital shares sold..............................................             7,059                  --                --
      Investment securities sold.......................................            54,747                  --           145,807
      Dividends........................................................           257,254           1,332,180            40,532
      Interest.........................................................                --                  --                --
      From investment advisor..........................................                --                  --                --
      Reclaims.........................................................                --                  --                --
      Securities lending income........................................                --                                10,661
Prepaid expenses.......................................................             4,143               8,113             2,890
                                                                          ---------------     ---------------      ------------
      TOTAL ASSETS.....................................................       120,890,391         596,662,399        86,061,146
                                                                          ===============     ===============      ============

LIABILITIES:
Due to custodian.......................................................           222,653                  --           103,382
Payables:
      Capital shares purchased.........................................                --                  --                --
      Investment securities purchased..................................             7,775                  --                --
      Investment advisory fees.........................................            42,389             143,021            24,032
      Audit and tax fees...............................................            14,618              14,618            14,618
      Printing fees....................................................             3,650              33,114             3,652
      Due to authorized participant....................................             1,758                  --                --
      Licensing fees...................................................                --             141,749                --
      Trustees' fees...................................................                --               4,639                --
      Collateral for securities on loan................................                --                  --         3,368,713
Other liabilities......................................................            35,148             294,370            26,283

      TOTAL LIABILITIES................................................           327,991             631,511         3,540,680
                                                                          ---------------     ---------------      ------------

NET ASSETS.............................................................   $   120,562,400     $   596,030,888      $ 82,520,466
                                                                          ===============     ===============      ============

NET ASSETS CONSIST OF:
Paid-in capital........................................................   $   131,263,254     $   553,967,524      $ 79,590,705
Par value..............................................................            45,550             288,500            23,000
Accumulated net investment income (loss)...............................           (45,276)         (1,395,698)           11,084
Accumulated net realized gain (loss) on investments....................       (23,261,389)           (105,316)       (7,042,549)
Net unrealized appreciation (depreciation) on investments..............        12,560,261          43,275,878         9,938,226
                                                                          ---------------     ---------------      ------------

NET ASSETS.............................................................   $   120,562,400     $   596,030,888      $ 82,520,466
                                                                          ===============     ===============      ============

NET ASSET VALUE, per share.............................................   $         26.47     $         20.66      $      35.88
                                                                          ===============     ===============      ============

Number of shares outstanding (unlimited number of shares authorized,

      par value $0.01 per share).......................................         4,555,000          28,850,002         2,300,002
                                                                          ---------------     ---------------      ------------

Investments, at cost...................................................   $   108,006,927     $   551,613,195      $ 75,923,030
                                                                          ===============     ===============      ============
Securities on loan, at value...........................................   $            --     $            --      $  3,287,512
                                                                          ===============     ===============      ============


Page 50                 See Notes to Financial Statements



      FIRST TRUST           FIRST TRUST         FIRST TRUST          FIRST TRUST           FIRST TRUST         FIRST TRUST
       NYSE ARCA             DOW JONES            CAPITAL        VALUE LINE(R) EQUITY     VALUE LINE(R)     VALUE LINE(R) 100
     BIOTECHNOLOGY            INTERNET            STRENGTH            ALLOCATION            DIVIDEND         EXCHANGE-TRADED
       INDEX FUND          INDEX(SM) FUND           ETF               INDEX FUND           INDEX FUND             FUND
         (FBT)                 (FDN)              (FTCS)*               (FVI)                 (FVD)               (FVL)
    ---------------       ---------------     ---------------     -------------------   ----------------    -----------------


    $   536,032,357        $1,053,353,013      $    39,347,758       $    4,406,881      $   659,191,849      $  46,293,316
            110,740                    --                   --               21,096                   --             29,679

        159,603,053             4,536,282                   --                   --            4,864,135                 --
          2,037,243                    --                   --                   --           31,118,950         18,366,627
                 --                    --               60,548                4,484            1,619,956             27,286
                 --                    24                   --                   --                   --                 --
                 --                    --                   --                3,514                   --                 --
                 --                    --                   --                  496               45,629                502
             82,747                    --                   --                   --                   --                 --
              5,819                 6,975                2,831                6,318                7,557              3,013
    ---------------        --------------      ---------------       --------------      ---------------      -------------
        697,871,959         1,057,896,294           39,411,137            4,442,789          696,848,076         64,720,423
    ---------------        --------------      ---------------       --------------      ---------------      -------------


                 --                   236               19,519                   --              458,917                 --


                 --                    --                   --                   --           12,580,721                 --
        159,674,283             4,536,710                   --               21,097           23,685,116         18,366,918
            130,478               340,123               11,656                   --              251,089             15,716
             14,618                14,618               14,618               14,618               14,618             14,618
             18,098                42,390                1,529                   43               34,689              4,103
                 --                    --                   --                   --                   --                 --
             66,608               147,256                9,226                1,652              245,186             18,598
                 --                   874                   --                   --                3,297                 --
         37,905,525                    --                   --                   --                   --                 --
            140,033               396,580               15,209                2,156              284,880             12,053
    ---------------        --------------      ---------------       --------------      ---------------      -------------
        197,949,643             5,478,787               71,757               39,566           37,558,513         18,432,006
    ---------------        --------------      ---------------       --------------      ---------------      -------------

    $   499,922,316        $1,052,417,507      $    39,339,380       $    4,403,223      $   659,289,563      $  46,288,417
    ===============        ==============      ===============       ==============      ===============      =============


    $   493,451,718        $  942,497,174      $    59,126,073       $    9,806,194      $   608,910,364      $ 134,936,116
             86,000               232,000               13,500                2,000              338,880             30,400
           (345,425)           (1,414,379)               7,642               (1,278)             323,592            (16,568)
        (35,767,481)          (22,776,225)         (20,046,720)          (5,797,300)         (30,918,621)       (90,437,278)
         42,497,504           133,878,937              238,885              393,607           80,635,348          1,775,747
    ---------------       ---------------      ---------------       --------------      ---------------      -------------

    $   499,922,316        $1,052,417,507      $     9,339,380       $    4,403,223      $   659,289,563      $  46,288,417
    ===============        ==============      ===============       ==============      ===============      =============

    $         58.13               $ 45.36      $         29.14       $        22.02      $         19.45      $       15.23
    ===============        ==============      ===============       ==============      ===============      =============


          8,600,002            23,200,002            1,350,002              200,002           33,887,986          3,039,982
    ---------------        --------------      ---------------       --------------      ---------------      -------------

    $   493,534,853        $  919,474,076      $    39,108,873       $    4,013,274      $   578,556,501      $  44,517,569
    ===============        ==============      ===============       ==============      ===============      =============
    $    36,874,565        $           --      $            --       $           --      $            --      $          --
    ===============        ==============      ===============       ==============      ===============      =============


* Formerly First Trust Strategic Value Index Fund


See Notes to Financial Statements                 Page 51


FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


                                                                       FIRST TRUST         FIRST TRUST
                                                                    DOW JONES SELECT       MORNINGSTAR         FIRST TRUST
                                                                        MICROCAP       DIVIDEND LEADERS(SM)       US IPO
                                                                      INDEX(SM) FUND         INDEX FUND         INDEX FUND
                                                                          (FDM)               (FDL)               (FPX)
                                                                    ----------------   -------------------    --------------
INVESTMENT INCOME:
Dividends........................................................    $      684,373       $   12,151,768       $    396,760
Foreign tax withholding..........................................            (2,862)                  --             (1,863)
Interest.........................................................                --                   --                 --
Securities lending income (net of fees)..........................                --                   --             49,287
                                                                     --------------       --------------       ------------

   Total investment income......................................            681,511           12,151,768            444,184
                                                                     --------------       --------------       ------------

EXPENSES:
Investment advisory fees........................................            188,131              879,983            126,341
Licensing fees..................................................             23,761              265,960             24,796
Accounting and administration fees..............................             21,199              148,479             17,194
Audit and tax fees..............................................             11,368               11,368             11,368
Custodian fees..................................................              4,703               36,666              3,947
Legal fees......................................................              4,251               55,357              2,429
Registration and filing fees....................................              4,251               (5,690)             2,757
Listing fees....................................................              4,043                5,282              3,870
Printing fees...................................................              2,491               31,964              5,987
Trustees' fees and expenses.....................................              2,139               16,476              3,102
Transfer agent fees.............................................              1,881               14,666              1,579
Expenses previously waived or reimbursed........................                 --                   --                 --
Other expenses..................................................              1,282               13,850                660
                                                                     --------------       --------------       ------------
   Total expenses...............................................            269,500            1,474,361            204,030
   Less fees waived and expenses reimbursed by the investment advisor       (43,742)            (154,386)           (14,520)
                                                                     --------------       --------------       ------------
   Net expenses.................................................            225,758            1,319,975            189,510
                                                                     --------------       --------------       ------------
NET INVESTMENT INCOME (LOSS)....................................            455,753           10,831,793            254,674
                                                                     --------------       --------------       ------------


REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................            420,327           (9,351,282)          (343,737)
   In-kind redemptions...........................................                --           45,893,200                 --
                                                                     --------------       --------------       ------------
Net realized gain (loss)........................................            420,327           36,541,918           (343,737)

Net change in unrealized appreciation (depreciation) on investments       9,346,823           26,866,058          7,593,697
                                                                     --------------       --------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................          9,767,150           63,407,976          7,249,960
                                                                     --------------       --------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS..................................................    $   10,222,903       $   74,239,769       $  7,504,634
                                                                     ==============       ==============       ============



Page 52                See Notes to Financial Statements


      FIRST TRUST          FIRST TRUST          FIRST TRUST          FIRST TRUST          FIRST TRUST           FIRST TRUST
       NYSE ARCA            DOW JONES             CAPITAL           VALUE LINE(R)        VALUE LINE(R)       VALUE LINE(R) 100
     BIOTECHNOLOGY           INTERNET            STRENGTH         EQUITY ALLOCATION         DIVIDEND          EXCHANGE-TRADED
      INDEX FUND          INDEX(SM) FUND            ETF               INDEX FUND           INDEX FUND              FUND
         (FBT)                (FDN)               (FTCS)*               (FVI)                (FVD)                 (FVL)
    ---------------      ---------------      ---------------     -------------------   ----------------     ----------------


    $       142,803      $    1,135,979       $       369,445       $        36,710      $   10,372,969       $     200,580
                 --                  --                    --                  (546)           (161,273)             (2,010)
                 --                  74                    --                     1                   1                  --
            396,133                  --                    --                    --                  --                  --
    ---------------      --------------       ---------------       ---------------      --------------       -------------
            538,936           1,136,053               369,445                36,165          10,211,697             198,570
    ---------------      --------------       ---------------       ---------------      --------------       -------------


            589,575           1,800,839                86,904                10,571           1,495,327             116,760
            117,915             280,842                17,381                 3,266             455,597              37,028
             74,620             226,138                 9,717                 2,705             151,558              12,952
             11,368              11,368                11,368                11,368              11,368              11,368
             18,424              56,276                 2,173                   264              37,383               2,919
             23,415              54,936                 3,086                   338              49,379               4,386
              2,146              18,361                    --                    --              (4,266)                 --
              4,043               4,043                 3,870                11,309              12,548              11,301
             15,396              43,781                 2,472                   231              35,659               2,643
              6,545              19,080                 2,606                 2,006              15,589               2,082
              7,370              22,510                   869                   106              14,953               1,168
              6,947                  --                    --                    --                  --                  --
              6,597              12,258                 2,542                   211              11,639               1,396
    ---------------      --------------       ---------------       ---------------      --------------       -------------
            884,361           2,550,432               142,988                42,375           2,286,734             204,003
                 --                  --               (30,013)              (27,575)           (193,276)            (40,539)
    ---------------      --------------       ---------------       ---------------      --------------       -------------
            884,361           2,550,432               112,975                14,800           2,093,458             163,464
    ---------------      --------------       ---------------       ---------------      --------------       -------------
           (345,425)         (1,414,379)              256,470                21,365           8,118,239              35,106
    ---------------      --------------       ---------------       ---------------      --------------       -------------



        (10,422,521)        (10,143,496)            1,768,670               340,611           1,162,175           3,665,213
         15,588,952          31,301,502             4,444,965                    --          27,940,743           2,511,594
    ---------------      --------------       ---------------       ---------------      --------------       -------------
          5,166,431          21,158,006             6,213,635               340,611          29,102,918           6,176,807

         60,570,753          96,839,122            (1,641,342)              194,815          35,325,922             479,412
    ---------------      --------------       ---------------       ---------------      --------------       -------------
         65,737,184         117,997,128             4,572,293               535,426          64,428,840           6,656,219
    ---------------      --------------       ---------------       ---------------      --------------       -------------

    $    65,391,759      $  116,582,749       $     4,828,763       $       556,791      $   72,547,079       $   6,691,325
    ===============      ==============       ===============       ===============      ==============       =============

* Formerly First Trust Strategic Value Index Fund



                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                               FIRST TRUST                                FIRST TRUST
                                                             DOW JONES SELECT                             MORNINGSTAR
                                                                 MICROCAP                             DIVIDEND LEADERS(SM)
                                                              INDEX(SM) FUND                               INDEX FUND
                                                                  (FDM)                                      (FDL)
                                                  ----------------------------------         ----------------------------------
                                                       For the                                    For the
                                                  Six Months Ended     For the Year          Six Months Ended     For the Year
                                                      6/30/2013            Ended                 6/30/2013            Ended
                                                     (Unaudited)        12/31/2012              (Unaudited)        12/31/2012
                                                  -----------------  ---------------         ----------------    --------------

OPERATIONS:
 Net investment income (loss)...................    $    455,753     $      686,521          $   10,831,793      $   21,556,084
 Net realized gain (loss).......................         420,327          7,014,919              36,541,918          36,567,636
 Net change in unrealized appreciation
   (depreciation)                                      9,346,823           (272,013)             26,866,058         (13,133,879)
                                                    ------------     --------------          --------------      --------------

 Net increase (decrease) in net assets resulting
      resulting from operations.................      10,222,903          7,429,427              74,239,769          44,989,841
                                                    ------------     --------------          --------------      --------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................        (440,466)          (763,985)            (12,227,491)        (21,586,886)
                                                    ------------     --------------          --------------      --------------


 Total distributions to shareholders............        (440,466)          (763,985)            (12,227,491)        (21,586,886)
                                                    ------------     --------------          --------------      --------------


SHAREHOLDER TRANSACTIONS:
 Proceeds from shares sold......................      69,498,589         21,606,716             224,715,073         391,010,969
 Cost of shares redeemed........................              --        (39,318,667)           (236,213,408)       (315,926,513)
                                                    ------------     --------------          --------------      --------------
 Net increase (decrease) in net assets resulting
      from shareholder transactions.............      69,498,589        (17,711,951)            (11,498,335)         75,084,456
                                                    ------------     --------------          --------------      --------------
 Total increase (decrease) in net assets........      79,281,026        (11,046,509)             50,513,943          98,487,411

NET ASSETS:
 Beginning of period............................      41,281,374         52,327,883             545,516,945         447,029,534
                                                    ------------     --------------          --------------      --------------

 End of period..................................    $120,562,400     $   41,281,374          $  596,030,888      $  545,516,945
                                                    ============     ==============          ==============      ==============

 Accumulated net investment income (loss)
     at end of period...........................    $    (45,276)    $      (60,563)         $   (1,395,698)     $           --
                                                    ============     ==============          ==============      ==============


CHANGES IN SHARES OUTSTANDING:
 Shares outstanding, beginning of period........       1,805,000          2,605,000              29,550,002          25,450,002
 Shares sold....................................       2,750,000          1,000,000              10,950,000          21,300,000
 Shares redeemed................................              --         (1,800,000)            (11,650,000)        (17,200,000)
                                                    ------------     --------------          --------------      --------------

 Shares outstanding, end of period..............       4,555,000          1,805,000              28,850,002          29,550,002
                                                    ============     ==============          ==============      ==============


Page 54                    See Notes to Financial Statements

                                                FIRST TRUST                          FIRST TRUST
            FIRST TRUST                          NYSE ARCA                            DOW JONES
              US IPO                           BIOTECHNOLOGY                          INTERNET
            INDEX FUND                           INDEX FUND                        INDEX(SM) FUND
               (FPX)                               (FBT)                                (FDN)
-------------------------------         -----------------------------       -------------------------------
      For the                               For the                             For the
   Six Months          For the            Six Months         For the         Six Months
      Ended             Year                Ended             Year              Ended         For the Year
    6/30/2013           Ended             6/30/2013           Ended           6/30/2013          Ended
   (Unaudited)       12/31/2012          (Unaudited)       12/31/2012        (Unaudited)      12/31/2012
-------------------------------         -----------------------------       -------------------------------
 $     254,674     $    235,387         $   (345,425)    $ (1,138,584)      $ (1,414,379)     $  (1,147,910)
      (343,737)       2,888,044            5,166,431        3,450,148         21,158,006          2,210,382
     7,593,697        1,595,084           60,570,753       69,354,260         96,839,122         87,556,216
  ------------     ------------         ------------     ------------       ------------      -------------


     7,504,634        4,718,515           65,391,759       71,665,824        116,582,749         88,618,688
  ------------     ------------         ------------     ------------       ------------      -------------



      (243,590)        (267,146)                  --               --                 --                 --
  ------------     ------------         ------------     ------------       ------------      -------------

      (243,590)        (267,146)                  --               --                 --                 --
  ------------     ------------         ------------     ------------       ------------      -------------



    50,600,041       17,551,471          236,237,890      128,745,653        467,591,485        160,053,757
            --      (12,937,294)         (41,152,514)    (143,996,259)       (89,638,271)      (210,474,282)
  ------------     ------------         ------------     ------------       ------------      -------------


    50,600,041        4,614,177          195,085,376      (15,250,606)       377,953,214        (50,420,525)
  ------------     ------------         ------------     ------------       ------------      -------------

    57,861,085        9,065,546          260,477,135       56,415,218        494,535,963         38,198,163



    24,659,381       15,593,835          239,445,181      183,029,963        557,881,544        519,683,381
  ------------     ------------         ------------     ------------     --------------      -------------

  $ 82,520,466     $ 24,659,381         $499,922,316     $239,445,181     $1,052,417,507      $ 557,881,544
  ============     ============         ============     ============     ==============      =============


  $     11,084    $          --         $   (345,425)    $         --     $   (1,414,379)     $          --
  ============     ============         ============     ============     ==============      =============



       800,002          650,002            5,200,002        5,600,002         14,300,002         16,100,002
     1,500,000          600,000            4,150,000        3,000,000         10,950,000          4,400,000
            --         (450,000)            (750,000)      (3,400,000)        (2,050,000)        (6,200,000)
  ------------     ------------         ------------     ------------     --------------      -------------
     2,300,002          800,002            8,600,002        5,200,002         23,200,002         14,300,002
  ============     ============         ============     ============     ==============      =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                              FIRST TRUST                                FIRST TRUST
                                                            CAPITAL STRENGTH                   VALUE LINE(R) EQUITY ALLOCATION
                                                                  ETF                                     INDEX FUND
                                                                (FTCS)*                                     (FVI)
                                                  ----------------------------------         ----------------------------------
                                                      For the                                    For the
                                                  Six Months Ended      For the Year         Six Months Ended     For the Year
                                                      6/30/2013             Ended                6/30/2013            Ended
                                                     (Unaudited)         12/31/2012             (Unaudited)        12/31/2012
                                                  -----------------  ---------------         ----------------    --------------
OPERATIONS:
 Net investment income (loss)...................  $    256,470       $      599,178          $       21,365      $       85,054
 Net realized gain (loss).......................     6,213,635            2,196,767                 340,611             195,615
 Net change in unrealized appreciation
   (depreciation)                                   (1,641,342)           2,281,414                 194,815             (10,096)
                                                  ------------       --------------          --------------      --------------

 Net increase (decrease) in net assets
      resulting from operations.................     4,828,763            5,077,359                 556,791             270,573
                                                  ------------       --------------          --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................      (256,875)            (591,636)                (21,900)            (97,326)
                                                  ------------       --------------          --------------      --------------

 Total distributions to shareholders............      (256,875)            (591,636)                (21,900)            (97,326)
                                                  ------------       --------------          --------------      --------------


SHAREHOLDER TRANSACTIONS:
 Proceeds from shares sold......................    31,277,124           14,561,038                      --           4,818,770
 Cost of shares redeemed........................   (29,216,822)         (17,982,092)                     --          (7,480,560)
                                                  ------------       --------------          --------------      --------------

 Net increase (decrease) in net assets resulting
      from shareholder transactions.............     2,060,302           (3,421,054)                     --          (2,661,790)
                                                  ------------       --------------          --------------      --------------
 Total increase (decrease) in net assets.......      6,632,190            1,064,669                 534,891          (2,488,543)


NET ASSETS:
 Beginning of period............................    32,707,190           31,642,521               3,868,332           6,356,875
                                                  ------------       --------------          --------------      --------------
 End of period..................................  $ 39,339,380       $   32,707,190          $    4,403,223      $    3,868,332
                                                  ============       ==============          ==============      ==============

 Accumulated net investment income (loss)
      at end of period..........................  $      7,642       $        8,047          $       (1,278)     $         (743)
                                                  ============       ==============          ==============      ==============


CHANGES IN SHARES OUTSTANDING:
 Shares outstanding, beginning of period........     1,300,002            1,450,002                 200,002             350,002
 Shares sold....................................     1,050,000              600,000                      --             250,000
 Shares redeemed................................    (1,000,000)            (750,000)                     --            (400,000)
                                                  ------------       --------------          --------------      --------------
 Shares outstanding, end of period..............     1,350,002            1,300,002                 200,002             200,002
                                                  ============       ==============          ==============      ==============

* Formerly First Trust Strategic Value Index Fund

Page 56                 See Notes to Financial Statements



          FIRST TRUST                             FIRST TRUST
    VALUE LINE(R) DIVIDEND                     VALUE LINE(R) 100
          INDEX FUND                         EXCHANGE-TRADED FUND
             (FVD)                                   (FVL)
-------------------------------         -------------------------------
    For the                                 For the
Six Months Ended   For the Year         Six Months Ended   For the Year
   6/30/2013          Ended                6/30/2013          Ended
  (Unaudited)       12/31/2012            (Unaudited)       12/31/2012
----------------  -------------         ----------------  -------------
 $    8,118,239   $  13,995,661          $       35,106   $     545,050
     29,102,918      26,191,709               6,176,807       4,001,661
     35,325,922       7,088,311                 479,412        (396,300)
 --------------   -------------          --------------   -------------


     72,547,079      47,275,681               6,691,325       4,150,411
 --------------   -------------          --------------   -------------



     (7,830,492)    (13,920,854)                (51,984)       (559,524)
 --------------   -------------          --------------   -------------
     (7,830,492)    (13,920,854)                (51,984)       (559,524)
 --------------   -------------          --------------   -------------



    272,024,369     304,870,331              11,052,883      61,932,673
   (185,554,634)   (196,520,474)            (17,038,685)    (75,431,362)
 --------------   -------------          --------------   -------------


     86,469,735     108,349,857              (5,985,802)    (13,498,689)
 --------------   -------------          --------------   -------------
    151,186,322     141,704,684                 653,539      (9,907,802)


    508,103,241     366,398,557              45,634,878      55,542,680
 --------------   -------------          --------------   -------------
 $  659,289,563   $ 508,103,241          $   46,288,417   $  45,634,878
 ==============   =============          ==============   =============

 $      323,592   $      35,845          $      (16,568)  $         310
 ==============   =============          ==============   =============



     29,387,986      22,887,986               3,439,982       4,489,982
     14,200,000      18,150,000                 750,000       4,600,000
     (9,700,000)    (11,650,000)             (1,150,000)     (5,650,000)
 --------------   -------------          --------------   -------------
     33,887,986      29,387,986               3,039,982       3,439,982
 =============    =============          ==============   =============


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND - FDM

                                               FOR THE
                                          SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE     FOR THE         FOR THE
                                              6/30/2013     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED
                                             (UNAUDITED)    12/31/2012      12/31/2011     12/31/2010   12/31/2009      12/31/2008
                                          ----------------  ----------      ----------     ----------   ----------     -----------
Net asset value, beginning of period       $     22.87      $    20.09      $    22.17     $    17.70   $   14.74      $   22.35
                                           -----------      ----------      ----------     ----------    --------      ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.14            0.35            0.10           0.09        0.09           0.17
Net realized and unrealized gain (loss)           3.57            2.83           (2.02)          4.46        2.97          (7.60)
                                           -----------      ----------      ----------     ----------    --------      ---------
Total from investment operations                  3.71            3.18           (1.92)          4.55        3.06          (7.43)
                                           -----------      ----------      ----------     ----------    --------      ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.11)          (0.40)          (0.16)         (0.08)      (0.10)         (0.17)
Return of capital                                   --              --              --             --       (0.00)(a)      (0.01)
                                           -----------      ----------      ----------     ----------    --------      ---------
Total distributions                              (0.11)          (0.40)          (0.16)         (0.08)      (0.10)         (0.18)
                                           -----------      ----------      ----------     ----------    --------      ---------
Net asset value, end of period             $     26.47      $    22.87      $    20.09     $    22.17   $   17.70      $   14.74
                                           ===========      ==========      ==========     ==========   =========      =========

TOTAL RETURN (b)                                 16.24%          15.86%          (8.69)%        25.77%      20.85%        (33.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   120,562      $   41,281      $   52,328     $  153,050   $  18,679      $  14,077
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.72%(c)        0.76%           0.71%          0.86%       0.94%          1.05%
Ratio of net expenses to average net
   assets                                         0.60%(c)        0.60%           0.60%          0.60%       0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             1.21%(c)        1.38%           0.40%          0.94%       0.69%          0.79%
Portfolio turnover rate (d)                          6%             71%             59%            86%         86%            85%

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND - FDL

                                             FOR THE
                                        SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE     FOR THE         FOR THE
                                            6/30/2013     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED
                                           (UNAUDITED)    12/31/2012      12/31/2011     12/31/2010   12/31/2009      12/31/2008
                                        ----------------  ----------      ----------     ----------   ----------     -----------
Net asset value, beginning of period       $     18.46    $    17.57      $    15.92     $    14.27    $  13.09       $   20.20
                                           -----------    ----------      ----------     ----------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.33          0.71            0.61           0.57        0.56            0.83
Net realized and unrealized gain (loss)           2.24          0.89            1.65           1.66        1.19           (7.13)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total from investment operations                  2.57          1.60            2.26           2.23        1.75           (6.30)
                                           -----------    ----------      ----------     ----------    --------       ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.37)        (0.71)          (0.61)         (0.58)      (0.57)          (0.81)
Return of capital                                   --            --              --          (0.00)(a)      --              --
                                           -----------    ----------      ----------     ----------    --------       ---------
Total distributions                              (0.37)        (0.71)          (0.61)         (0.58)      (0.57)          (0.81)
                                           -----------    ----------      ----------     ----------    --------       ---------
Net asset value, end of period             $     20.66    $    18.46      $    17.57     $    15.92    $  14.27       $   13.09
                                           ===========    ==========      ==========     ==========    ========       =========

TOTAL RETURN (b)                                 13.96%         9.14%          14.44%         16.05%      14.24%         (31.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   596,031    $  545,517      $  447,030     $  143,294    $ 48,505       $  43,196
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.50%(c)      0.51%           0.56%          0.66%       0.79%           0.72%
Ratio of net expenses to average net
   assets                                         0.45%(c)      0.45%           0.45%          0.45%       0.45%           0.45%
Ratio of net investment income (loss) to
   average net assets                             3.69%(c)      3.88%           3.98%          4.22%       4.64%           5.07%
Portfolio turnover rate (d)                         32%           31%             27%            30%         81%             56%

(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US IPO INDEX FUND - FPX

                                             FOR THE
                                        SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE     FOR THE         FOR THE
                                            6/30/2013     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED
                                           (UNAUDITED)    12/31/2012      12/31/2011     12/31/2010   12/31/2009      12/31/2008
                                        ----------------  ----------      ----------     ----------   ----------     -----------
Net asset value, beginning of period       $     30.82    $    23.99      $    23.51     $    20.08    $  14.09       $   25.36
                                           -----------    ----------      ----------     ----------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.12          0.31            0.18           0.20        0.59            0.15
Net realized and unrealized gain (loss)           5.05          6.87            0.55           3.45        5.72          (11.27)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total from investment operations                  5.17          7.18            0.73           3.65        6.31          (11.12)
                                           -----------    ----------      ----------     ----------    --------       ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.11)        (0.35)          (0.25)         (0.22)      (0.32)          (0.14)
Return of capital                                   --            --              --             --          --           (0.01)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total distributions                              (0.11)        (0.35)          (0.25)         (0.22)      (0.32)          (0.15)
                                           -----------    ----------      ----------     ----------    --------       ---------
Net asset value, end of period             $     35.88    $    30.82      $    23.99     $    23.51    $  20.08       $   14.09
                                           ===========    ==========      ==========     ==========    ========       =========

TOTAL RETURN (a)                                16.79%         30.01%           3.11%         18.28%      44.93%         (43.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $    82,520    $   24,659      $   15,594     $   15,283    $ 11,043     $     8,454
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.65%(b)      1.01%           1.01%          1.32%       1.34%           1.02%
Ratio of net expenses to average net
   assets                                         0.60%(b)      0.60%           0.60%          0.60%       0.60%           0.60%
Ratio of net investment income (loss) to
   average net assets                             0.81%(b)      1.27%           0.70%          1.28%       3.59%           0.50%
Portfolio turnover rate (c)                         22%           48%             44%            43%         30%             62%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND - FBT

                                             FOR THE
                                        SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE     FOR THE         FOR THE
                                            6/30/2013     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED
                                           (UNAUDITED)    12/31/2012      12/31/2011     12/31/2010   12/31/2009      12/31/2008
                                        ----------------  ----------      ----------     ----------   ----------     -----------
Net asset value, beginning of period       $     46.05    $    32.68      $    39.07     $    28.54   $   19.70       $   24.41
                                           -----------    ----------      ----------     ----------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.04)        (0.22)          (0.30)         (0.17)      (0.16)           0.18
Net realized and unrealized gain (loss)          12.12         13.59           (6.09)         10.70        9.00           (4.62)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total from investment operations                 12.08         13.37           (6.39)         10.53        8.84           (4.44)
                                           -----------    ----------      ----------     ----------    --------       ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               --            --              --             --          --           (0.18)
Return of capital                                   --            --              --             --          --           (0.09)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total distributions                                 --            --              --             --          --           (0.27)
                                           -----------    ----------      ----------     ----------    --------       ---------
Net asset value, end of period             $     58.13    $    46.05      $    32.68     $    39.07    $  28.54       $   19.70
                                           ===========    ==========      ==========     ==========    ========       =========


TOTAL RETURN (A)                                 26.23%        40.91%        (16.36)%         36.90%      44.87%         (18.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   499,922    $  239,445      $  183,030      $ 201,220    $ 67,068     $    59,097
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60%(b)      0.61%           0.61%          0.66%       0.72%           0.72%
Ratio of net expenses to average net
   assets                                         0.60%(b)      0.60%           0.60%          0.60%       0.60%           0.60%
Ratio of net investment income (loss) to
   average net assets                            (0.23)%(b)   (0.48)%         (0.54)%        (0.60)%     (0.60)%           0.67%
Portfolio turnover rate (c)                         12%           39%             44%            35%         44%             38%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND - FDN


                                             FOR THE
                                        SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE     FOR THE         FOR THE
                                            6/30/2013     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED
                                           (UNAUDITED)    12/31/2012      12/31/2011     12/31/2010   12/31/2009      12/31/2008
                                        ----------------  ----------      ----------     ----------   ----------     -----------

Net asset value, beginning of period       $     39.01    $    32.28      $    34.27     $    25.11    $  14.01       $   25.09
                                           -----------    ----------      ----------     ----------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.06)        (0.08)          (0.10)          0.04       (0.05)           0.05
Net realized and unrealized gain (loss)           6.41          6.81           (1.87)          9.16       11.15          (11.08)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total from investment operations                  6.35          6.73           (1.97)          9.20       11.10          (11.03)
                                           -----------    ----------      ----------     ----------    --------       ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               --            --           (0.02)         (0.04)         --           (0.05)
Return of capital                                   --            --              --             --          --           (0.00)(a)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total distributions                                 --            --           (0.02)         (0.04)         --           (0.05)
                                           -----------    ----------      ----------     ----------    --------       ---------
Net asset value, end of period             $     45.36    $    39.01      $    32.28     $    34.27    $  25.11       $   14.01
                                           ===========    ==========      ==========     ==========    ========       =========

TOTAL RETURN (b)                                 16.28%        20.85%          (5.74)%        36.63%      79.23%         (44.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $ 1,052,418    $  557,882      $  519,683     $  589,480    $ 86,615       $  14,708
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.57%(c)      0.60%           0.60%          0.66%       0.73%           0.82%
Ratio of net expenses to average net
   assets                                         0.57%(c)      0.60%           0.60%          0.60%       0.60%           0.60%
Ratio of net investment income (loss) to
   average net assets                            (0.31)%(c)    (0.23)%         (0.25)%         0.26%      (0.46)%          0.21%
Portfolio turnover rate (d)                          8%           33%             18%            16%         35%             44%



FIRST TRUST CAPITAL STRENGTH ETF - FTCS*

                                             FOR THE
                                        SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE     FOR THE         FOR THE
                                            6/30/2013     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED
                                           (UNAUDITED)    12/31/2012      12/31/2011     12/31/2010   12/31/2009      12/31/2008
                                        ----------------  ----------      ----------     ----------   ----------     -----------

Net asset value, beginning of period       $     25.16    $    21.82      $    22.90     $    20.47   $   14.90      $    24.12
                                           -----------    ----------      ----------     ----------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.20          0.45            0.35           0.39        0.28            0.28
Net realized and unrealized gain (loss)           3.99          3.34           (1.01)          2.44        5.57           (9.22)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total from investment operations                  4.19          3.79           (0.66)          2.83        5.85           (8.94)
                                           -----------    ----------      ----------     ----------    --------       ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.21)        (0.45)          (0.42)         (0.40)      (0.28)          (0.28)
Return of capital                                   --            --              --          (0.00)(a)      --              --
                                           -----------    ----------      ----------     ----------    --------       ---------
Total distributions                              (0.21)        (0.45)          (0.42)         (0.40)     (0.28)           (0.28)
                                           -----------    ----------      ----------     ----------    --------       ---------
Net asset value, end of period             $     29.14      $  25.16      $    21.82     $    22.90   $   20.47       $   14.90
                                           ===========    ==========      ==========     ==========    ========       =========

TOTAL RETURN (b)                                 16.65%        17.45%         (2.94)%         14.04%      39.43%         (37.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $    39,339      $ 32,707      $   31,643     $   36,633   $  51,164    $     35,762
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.82% (c)     0.83%           0.82%          0.86%       0.87%           0.72%
Ratio of net expenses to average net
   assets                                         0.65% (c)     0.65%           0.65%          0.65%       0.65%           0.65%
Ratio of net investment income (loss) to
   average net assets                             1.48%(c)      1.84%           1.51%          1.58%       1.57%           1.31%
Portfolio turnover rate (d)                        146%           84%            114%           197%        171%            157%


*   Formerly First Trust Strategic Value Index Fund


(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI


                                             FOR THE
                                        SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE     FOR THE         FOR THE
                                            6/30/2013     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED
                                           (UNAUDITED)    12/31/2012      12/31/2011     12/31/2010   12/31/2009      12/31/2008
                                        ----------------  ----------      ----------     ----------   ----------     -----------

Net asset value, beginning of period       $     19.34    $    18.16      $    20.30     $    17.21    $  12.98       $   20.45
                                           -----------    ----------      ----------     ----------    --------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.11          0.34            0.21           0.29        0.18            0.25
Net realized and unrealized gain (loss)           2.68          1.24           (2.14)          3.09        4.23           (7.47)
                                           -----------    ----------      ----------     ----------    --------       ---------
Total from investment operations                  2.79          1.58           (1.93)          3.38        4.41           (7.22)
                                           -----------    ----------      ----------     ----------    --------       ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.11)        (0.40)          (0.21)          (0.29)     (0.18)          (0.25)
                                           -----------    ----------      ----------     ----------    --------       ---------
Net asset value, end of period             $     22.02    $    19.34      $    18.16     $     20.30   $  17.21       $   12.98
                                           ===========    ==========      ==========     ==========    ========       =========

TOTAL RETURN (a)                                 14.43%         8.74%          (9.56)%        19.85%      34.15%         (35.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $     4,403    $    3,868      $    6,357     $    7,106    $  6,885       $   5,841
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         2.00%(b)      1.85%           1.39%          1.35%       1.24%           1.14%
Ratio of net expenses to average net
   assets                                         0.70%(b)      0.70%           0.70%          0.70%       0.70%           0.70%
Ratio of net investment income (loss) to
   average net assets                             1.01%(b)      1.64%           1.05%          1.29%       1.24%           1.29%
Portfolio turnover rate (c)                         98%          203%            184%           205%        191%            120%


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND - FVD

                                               FOR THE
                                          SIX MONTHS ENDED    FOR THE       FOR THE         FOR THE       FOR THE        FOR THE
                                              6/30/2013     YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED     YEAR ENDED
                                             (UNAUDITED)    12/31/2012    12/31/2011      12/31/2010    12/31/2009     12/31/2008
                                          ---------------- -----------    -----------     ----------   ----------     -----------

Net asset value, beginning of period       $     17.29     $     16.01    $     15.08    $     13.37    $   11.55     $     15.75
                                           -----------     -----------    -----------    -----------    ---------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.25            0.50           0.42           0.41 (d)     0.38            0.45
Net realized and unrealized gain (loss)           2.15            1.28           0.93           1.71         1.82           (4.20)
                                           -----------     -----------    -----------    -----------    ---------     -----------
Total from investment operations                  2.40            1.78           1.35           2.12         2.20           (3.75)
                                           -----------     -----------    -----------    -----------    ---------     -----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.24)          (0.50)         (0.42)         (0.40)       (0.38)          (0.45)
Return of capital                                   --              --             --          (0.01)          --              --
                                           -----------     -----------    -----------    -----------    ---------     -----------
Total distributions to shareholders              (0.24)          (0.50)         (0.42)         (0.41)       (0.38)          (0.45)
                                           -----------     -----------    -----------    -----------    ---------     -----------
Net asset value, end of period             $     19.45     $     17.29    $     16.01    $     15.08    $   13.37     $     11.55
                                           ===========     ===========    ===========    ===========    =========     ===========

TOTAL RETURN (a)                                 13.89%          11.17%          9.03%         16.08%       19.58%         (24.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  6 59,290     $   508,103    $   366,399    $   218,510    $ 153,618     $   115,403
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.76% (b)       0.78%          0.79%          0.84%        0.80%           0.84%
Ratio of net expenses to average net
   assets                                         0.70% (b)       0.70%          0.70%          0.70%        0.70%           0.70%
Ratio of net investment income (loss) to
   average net assets                             2.71% (b)       3.03%          2.84%          2.94%        3.30%           3.20%
Portfolio turnover rate (c)                         47%             54%            53%             55%         101%            109%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   Per share amounts have been calculated using the average share method.

                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND -- FVL

                                             FOR THE
                                        SIX MONTHS ENDED     FOR THE         FOR THE      FOR THE       FOR THE        FOR THE
                                            6/30/2013      YEAR ENDED      YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           (UNAUDITED)     12/31/2012      12/31/2011   12/31/2010     12/31/2009     12/31/2008
                                        ----------------  -----------     -----------   ----------    ----------     -----------
Net asset value, beginning of period       $     13.27     $     12.37    $     13.52   $     10.44   $       9.26   $     17.91
                                           -----------     -----------    -----------   -----------   ------------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.01            0.15           0.08          0.00 (a)      (0.01)        (0.02)
Net realized and unrealized gain (loss)           1.97            0.90          (1.15)         3.08           1.19         (8.63)
                                           -----------     -----------    -----------   -----------   ------------   -----------
Total from investment operations                  1.98            1.05          (1.07)         3.08           1.18         (8.65)
                                           -----------     -----------    -----------   -----------   ------------   -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.02)           (0.15)         (0.08)           --              --           --
                                           -----------     -----------    -----------   -----------   ------------   -----------
Net asset value, end of period             $     15.23     $     13.27    $     12.37   $     13.52   $     10.44    $      9.26
                                           ===========     ===========    ===========   ===========   ============   ===========

TOTAL RETURN (b)                                 14.90%           8.53%         (7.92)%       29.50%        12.74%        (48.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $    46,288      $   45,635    $    55,543   $    88,431   $    60,433    $    75,825
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.87% (c)       0.87%          0.82%         0.87%         0.85%          0.86%
Ratio of net expenses to average net
   assets                                         0.70% (c)       0.70%          0.70%         0.70%         0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                             0.15% (c)       1.03%          0.47%         0.01%        (0.08)%        (0.11)%
Portfolio turnover rate (d)                        176%            304%           202%          266%          235%           251%

(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 62                 See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the nine funds listed below:

      First Trust Dow Jones Select MicroCap Index(SM) Fund - (NYSE Arca, Inc.
            ("NYSE Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders(SM) Index Fund - (NYSE Arca
            ticker "FDL")
      First Trust US IPO Index Fund - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index(SM) Fund - (NYSE Arca ticker "FDN") First Trust Capital Strength ETF(1) - (The NASDAQ(R)- Stock Market, LLC
            ("NASDAQ") ticker "FTCS")(2)
      First Trust Value Line(R) Equity Allocation Index Fund - (NYSE Arca ticker
            "FVI")
      First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
            "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

(1)   Formerly First Trust Strategic Value Index Fund.

(2)   Formerly NYSE Arca ticker "FDV."

FUND                                                               INDEX
First Trust Dow Jones Select MicroCap Index(SM) Fund               Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders(SM) Index Fund            Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                      IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                     NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                      Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                   The Capital Strength Index (3)
First Trust Value Line(R) Equity Allocation Index Fund             Value Line(R) Equity Allocation
Index(TM) First Trust Value Line(R) Dividend Index Fund            Value Line(R) Dividend
Index(TM) First Trust Value Line(R) 100 Exchange-Traded Fund       Value Line(R) 100 Index(TM)

(3) Effective June 3, 2013, the Fund's underlying index was changed from Credit Suisse U.S. Value Index, Powered by HOLT(TM).

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than

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--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

      one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

         1) the type of security;

         2) the size of the holding;

         3) the initial cost of the security;

         4) transactions in comparable securities;

         5) price quotes from dealers and/or pricing services;

         6) relationships among various securities;

         7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

         8) an analysis of the issuer's financial statements; and

         9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between the Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

      o     Quoted prices for similar investments in active markets.

      o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

      o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

      o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

        o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2013, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

C. Offsetting on the Statements of Assets and Liabilities

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Funds adopted the disclosure requirement on netting for the current reporting period. This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

D. Securities Lending

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2013, only FPX and FBT have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the Funds sustain losses as a result of a borrower's default, BBH indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

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--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

F. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2012 was as follows:

                                                                                              Distributions       Distributions
                                                                     Distributions paid           paid                paid
                                                                        from Ordinary         from Capital         from Return
                                                                          Income                 Gains            of Capital
                                                                      -----------------      ----------------    ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  $    763,985            $      --           $       --
First Trust Morningstar Dividend Leaders(SM) Index Fund                 21,586,886                   --                   --
First Trust US IPO Index Fund                                              267,146                   --                   --
First Trust NYSE Arca Biotechnology Index Fund                                 --                    --                   --
First Trust Dow Jones Internet Index(SM) Fund                                  --                    --                   --
First Trust Capital Strength ETF                                           591,636                   --                   --
First Trust Value Line(R) Equity Allocation Index Fund                      97,326                   --                   --
First Trust Value Line(R) Dividend Index Fund                           13,920,854                   --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                         559,524                   --                   --

As of December 31, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                        Undistributed        Capital and       Net Unrealized
                                                                          Ordinary              Other           Appreciation
                                                                           Income            Gain (Loss)       (Depreciation)
                                                                      -----------------    ----------------   ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                    $       5,570       $  (23,253,529)    $     2,719,118
First Trust Morningstar Dividend Leaders(SM) Index Fund                           --           (34,346,105)         14,108,691
First Trust US IPO Index Fund                                                     --            (6,060,873)          1,706,590
First Trust NYSE Arca Biotechnology Index Fund                                    --           (17,159,694)        (41,847,467)
First Trust Dow Jones Internet Index(SM) Fund                                     --           (31,001,109)         24,106,693
First Trust Capital Strength ETF                                                8,047          (25,834,381)          1,454,253
First Trust Value Line(R) Equity Allocation Index Fund                            --            (6,133,166)            193,304
First Trust Value Line(R) Dividend Index Fund                                  35,845          (47,822,658)         33,110,545
First Trust Value Line(R)100 Exchange-Traded Fund                                 310          (96,572,464)          1,254,714

G. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011 and 2012 remain open to federal and state audit. As of June 30, 2013, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                   Capital    Capital      Capital     Capital     Capital       Capital
                                    Loss       Loss         Loss        Loss        Loss           Loss        Post-       Total
                                  Available  Available    Available   Available   Available      Available   Enactment -   Capital
                                   Through    Through      Through     Through     Through       Through        No          Loss
                                    2013        2014         2015        2016        2017          2018     Expiration   Available
                                  ---------  -----------  ----------  ----------- ----------     ---------  -----------  -----------
First Trust Dow Jones Select
     MicroCap Index(SM) Fund        $    --  $1,604,481   $  910,503 $     902,807 $   3,227,616 $ 5,096,533 $11,511,589 $23,253,529
First Trust Morningstar Dividend
     Leaders(SM) Index Fund           52,755    202,279       198,670   14,962,284    16,831,977     473,435   1,624,705  34,346,105
First Trust US IPO Index Fund            --     303,759       740,683    2,682,788     1,127,563      65,058   1,141,022   6,060,873
First Trust NYSE Arca
     Biotechnology Index Fund            --          --          --      2,061,136     5,787,577   1,039,054   8,271,927  17,159,694
First Trust Dow Jones
     Internet Index(SM) Fund             --          --          --      6,295,170     1,163,966         --   23,541,973  31,001,109
First Trust Capital Strength ETF         --      45,432       831,336   11,401,861    11,336,270   1,367,556     851,926  25,834,381
First Trust Value Line(R) Equity
     Allocation Index Fund               --          --     1,392,919    1,168,041     2,421,122         --    1,151,084   6,133,166
First Trust Value Line(R)
     Dividend Index Fund                 --          --     4,488,019   21,855,796    19,646,203     437,987   1,394,653  47,822,658
First Trust Value Line(R) 100
     Exchange-Traded Fund                --          --     1,905,072   47,805,834    29,477,928         --   17,383,630  96,572,464

H. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                                  INDEX
First Trust Dow Jones Select MicroCap Index(SM) Fund                  Dow Jones & Company, Inc.
First Trust Morningstar Dividend Leaders(SM) Index Fund               Morningstar, Inc. First
Trust US IPO Index Fund                                               IPOX Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                        NYSE Euronext
First Trust Dow Jones Internet Index(SM) Fund                         Dow Jones & Company, Inc.
First Trust Capital Strength ETF                                      The NASDAQ OMX Group, Inc. (4)
First Trust Value Line(R) Equity Allocation Index Fund                Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                         Value Line Publishing, Inc.(R)
First Trust Value Line(R) 100 Exchange-Traded Fund                    Value Line Publishing, Inc.(R)

(4) Prior to June 3, 2013, the Capital Strength ETF's index provider was Credit Suisse Securities (USA) LLC and Credit Suisse Group AG.

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)


           3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                 % of Average
                                                               Daily Net Assets
                                                               ________________

First Trust Dow Jones Select MicroCap Index(SM) Fund                 0.50%
First Trust Morningstar Dividend Leaders(SM) Index Fund              0.30%
First Trust US IPO Index Fund                                        0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index(SM) Fund                        0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Equity Allocation Index Fund               0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2014.

                                                                  Expense Cap
                                                                ________________

First Trust Dow Jones Select MicroCap Index(SM) Fund                  0.60%
First Trust Morningstar Dividend Leaders(SM) Index Fund               0.45%
First Trust US IPO Index Fund                                         0.60%
First Trust NYSE Arca Biotechnology Index Fund                        0.60%
First Trust Dow Jones Internet Index(SM) Fund                         0.60%
First Trust Capital Strength ETF                                      0.65%
First Trust Value Line(R) Equity Allocation Index Fund                0.70%
First Trust Value Line(R) Dividend Index Fund                         0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                    0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was reimbursed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2013 and the expenses borne by the Advisor subject to recovery from each applicable Fund for the periods indicated were as follows:


                                                                        Expenses Borne by Advisor Subject to Recovery
                                                                        ---------------------------------------------

                                 Advisory                        Year          Year          Year         Period
                                   Fee           Expense         Ended         Ended        Ended          Ended
                                 Waivers      Reimbursement   12/31/2010    12/31/2011    12/31/2012     6/30/2013     Total
                                 ---------    -------------   ----------    ----------    ----------    ----------    --------
First Trust Dow Jones Select
     MicroCap Index(SM) Fund      $  43,742    $     --       $  77,943     $  117,235      $ 79,603      $  43,742     $  318,523
First Trust Morningstar Dividend
     Leaders(SM) Index Fund         154,386          --          75,384        226,674       322,632        154,386        779,076
First Trust US IPO Index Fund        14,520          --          41,465         73,773        76,150         14,520        205,908
First Trust NYSE Arca
     Biotechnology Index Fund            --          --          41,318         43,660        32,040             --        117,018
First Trust Dow Jones Internet
     Index(SM) Fund                      --          --             --            --             --              --             --
First Trust Capital Strength ETF     30,013          --          37,845         61,430        59,498         30,013        188,786
First Trust Value Line(R) Equity
     Allocation Index Fund           10,571        17,004        24,155         47,073        59,245         27,575        158,048
First Trust Value Line(R) Dividend
     Index Fund                     193,276           --        120,860        249,861       350,127        193,276        914,124
First Trust Value Line(R) 100
     Exchange -Traded Fund           40,539           --         51,366         99,646        88,774         40,539        280,325

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                        Purchases              Sales
                                                                                   ------------------   ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                               $     4,612,552      $      4,564,643
First Trust Morningstar Dividend Leaders(SM) Index Fund                                188,367,661           188,643,708
First Trust US IPO Index Fund                                                           13,740,507            13,602,260
First Trust NYSE Arca Biotechnology Index Fund                                          37,406,671            38,483,078
First Trust Dow Jones Internet Index(SM) Fund                                           69,794,971            70,366,409
First Trust Capital Strength ETF                                                        50,987,994            50,881,172
First Trust Value Line(R) Equity Allocation Index Fund                                   4,170,735             4,166,236
First Trust Value Line(R) Dividend Index Fund                                          280,568,087           280,126,994
First Trust Value Line(R) 100 Exchange-Traded Fund                                      82,395,098            82,378,204

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

For the six months ended June 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                        Purchases              Sales
                                                                                  ------------------   ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                               $   69,485,519       $             --
First Trust Morningstar Dividend Leaders(SM) Index Fund                               224,278,987             237,501,013
First Trust US IPO Index Fund                                                          50,543,252                     --
First Trust NYSE Arca Biotechnology Index Fund                                        236,341,611              40,850,972
First Trust Dow Jones Internet Index(SM) Fund                                         466,911,616              89,338,949
First Trust Capital Strength ETF                                                       31,209,367              29,200,524
First Trust Value Line(R) Equity Allocation Index Fund                                        --                       --
First Trust Value Line(R) Dividend Index Fund                                         271,461,521             184,806,660
First Trust Value Line(R) 100 Exchange-Traded Fund                                     11,053,325              17,029,810

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities             Creation
                    in a Creation Unit            Transaction Fee
                    --------------------          ---------------
                            1-100                        $500
                          101-200                      $1,000
                          201-300                      $1,500
                          301-400                      $2,000
                          401-500                      $2,500
                          501-600                      $3,000
                          601-700                      $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                  Number of Securities            Redemption
                   in a Creation Unit           Transaction Fee
                  --------------------          ---------------
                            1-100                    $500
                          101-200                  $1,000
                          201-300                  $1,500
                          301-400                  $2,000
                          401-500                  $2,500
                          501-600                  $3,000
                          601-700                  $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2014.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         8. INVESTMENT OBJECTIVE CHANGE

Effective on or about June 3, 2013, the First Trust Strategic Value Index Fund
(FDV) changed its name to First Trust Capital Strength ETF (FTCS or the "Fund") pursuant to the approval of its Board of Trustees. The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the equity index called The Capital Strength Index(TM).

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 71

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ADDITIONAL INFORMATION
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2013 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              BOARD CONSIDERATIONS

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following eighteen series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)
      First Trust Value Line(R) Dividend Index Fund (FVD)
      First Trust Dow Jones Select MicroCap Index(SM) Fund (FDM)
      First Trust Morningstar Dividend Leaders(SM) Index Fund (FDL) First Trust US IPO Index Fund (FPX)
      First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (QQEW)
      First Trust NASDAQ-100-Technology Sector Index(SM) Fund (QTEC) First Trust NYSE Arca Biotechnology Index Fund (FBT)
      First Trust Dow Jones Internet Index(SM) Fund (FDN)
      First Trust Strategic Value Index Fund (FDV)
      First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (QQXT) First Trust Value Line(R) Equity Allocation Index Fund (FVI) First Trust ISE Chindia Index Fund (FNI)
      First Trust ISE Water Index Fund (FIW)
      First Trust ISE-Revere Natural Gas Index Fund (FCG)
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
      First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2014, for each Fund at a meeting held on March 10-11, 2013. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor,

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)


including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's investment advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2014. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds. The Board also reviewed data prepared by Lipper showing the advisory fees and expense ratios of each Fund as compared to each Fund's Lipper Expense Group. Because each Fund's Lipper Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the more relevant data point. Based on the information provided, the Board noted that the total (net) expense ratios of QTEC, FDN, QCLN, FIW, FCG and FNI were at or below the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group and that the total
(net) expense ratios of FDL, FVD, FBT, QABA, FDV, FRI, FVL, FVI, FDM, FPX, QQEW and QQXT were above the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group. The Independent Trustees discussed with representatives of the Advisor the Advisor's philosophy regarding expense ratios of ETFs it manages, and the limitations in creating a relevant peer group for each Fund, including that (i) some of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and
(ii) differences in the net assets of the peer funds as compared to the Funds caused the Funds' fixed expenses to differ on a percentage basis as compared to the peer funds and in some instances caused otherwise relevant peer funds to be omitted from a Fund's peer group. The Board took these limitations into account in considering the Lipper data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. With respect to FDV, the Board noted that the Advisor was proposing at the March 10-11, 2013 meeting that the Board approve a change in the Fund's underlying index from the Credit Suisse U.S. Value Index to the NASDAQ Capital Strength Index. The Board considered performance information with respect to the NASDAQ Capital Strength Index and estimated expense information for the Fund with a new index, and noted, among other things, the lower licensing fee for the NASDAQ Capital Strength Index versus the current licensing fee for the Credit Suisse U.S. Value Index. In addition, the Board reviewed data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board considered the Advisor's statement that no material economies of scale exist at current Fund asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the

                                                                         Page 73

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                      FIRST TRUST EXCHANGE-TRADED FUND
                         JUNE 30, 2013 (UNAUDITED)


Board. Based on the information provided, the Board concluded that the pre-tax profits (if any) estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2012 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS --THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

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                      FIRST TRUST EXCHANGE-TRADED FUND
                         JUNE 30, 2013 (UNAUDITED)

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust Dow Jones Internet Index(SM) Fund invests in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector.

You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund and First Trust Capital Strength ETF invest in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Value Line(R) Equity Allocation Index Fund and First Trust Dow Jones Select Micro Cap Index(SM) Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust Dow Jones Internet Index(SM) Fund invests in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust US IPO Fund, First Trust Value Line(R) 100 Exchange Traded Fund and First Trust Dow Jones Internet Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Morningstar Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund invest in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased

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                      FIRST TRUST EXCHANGE-TRADED FUND
                         JUNE 30, 2013 (UNAUDITED)

costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

The First Trust Dow Jones Internet Index(SM) Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

With the exception of First Trust Capital Strength ETF and First Trust Dow Jones Select MicroCap Index(SM) Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Value Line(R) 100 Exchange-Traded Fund, involves risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        NOT FDIC INSURED     NOT BANK GUARANTEED      MAY LOSE VALUE

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund

        Book 2


        First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - QQEW

        First Trust NASDAQ-100-Technology Sector Index(SM) Fund - QTEC

        First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - QQXT

        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - QCLN

        First Trust S&P REIT Index Fund - FRI

        First Trust ISE Water Index Fund - FIW

        First Trust ISE-Revere Natural Gas Index Fund - FCG

        First Trust ISE Chindia Index Fund - FNI

        First Trust NASDAQ(R) ABA Community Bank Index Fund - QABA

        First Trust CBOE S&P 500 VIX Tail Hedge Fund - VIXH


Semi-Annual Report
June 30, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2013


Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - QQEW...............  4
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund - QTEC............  6
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - QQXT.........  8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - QCLN........ 10
   First Trust S&P REIT Index Fund - FRI..................................... 12
   First Trust ISE Water Index Fund - FIW.................................... 14
   First Trust ISE-Revere Natural Gas Index Fund - FCG....................... 16
   First Trust ISE Chindia Index Fund - FNI.................................. 18
   First Trust NASDAQ(R) ABA Community Bank Index Fund - QABA................ 20
   First Trust CBOE S&P 500 VIX Tail Hedge Fund - VIXH....................... 22
Notes to Fund Performance Overview........................................... 24
Understanding Your Fund Expenses............................................. 25
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - QQEW............... 27
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund - QTEC............ 30
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - QQXT......... 31
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - QCLN........ 34
   First Trust S&P REIT Index Fund - FRI..................................... 36
   First Trust ISE Water Index Fund - FIW.................................... 38
   First Trust ISE-Revere Natural Gas Index Fund - FCG....................... 39
   First Trust ISE Chindia Index Fund - FNI.................................. 41
   First Trust NASDAQ(R) ABA Community Bank Index Fund - QABA................ 44
   First Trust CBOE S&P 500 VIX Tail Hedge Fund - VIXH....................... 46
Statements of Assets and Liabilities......................................... 54
Statements of Operations..................................................... 58
Statements of Changes in Net Assets.......................................... 62
Financial Highlights......................................................... 66
Notes to Financial Statements................................................ 71
Additional Information ...................................................... 80

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2013



Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Exchange-Traded Fund.

The report you hold contains detailed information about portfolios in First Trust Exchange-Traded Fund over the six months ended June 30, 2013. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 13.82% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING
The Federal Reserve has maintained an easy monetary policy since September 2007, when it began lowering the federal funds target rate from 5.25% to 0.25%. The target rate has stood at 0.25% since December 2008. In addition to lowering the benchmark lending rate to nearly zero, the Federal Reserve also increased the size of its balance sheet of securities from approximately $800 billion in 2008 to $3.46 trillion on July 10, 2013. That is a tremendous amount of stimulus. While economic growth has been modest in this recovery relative to previous recoveries that produced GDP growth rates ranging from 4% to 6% for extended periods of time, on a calendar quarter basis, U.S. GDP growth has exceeded 2.0% (annualized) in 9 out of the past 15 quarters through Q1'13, according to data from the Bureau of Economic Analysis. The growth rate reached the 4.0% (annualized) level on two occasions. In our opinion, this recovery has lacked consistency due to a multitude of challenges, including too much government spending and an excessive regulatory climate, especially for small businesses.

One silver lining is that CEOs seem ready to act. A recent global survey of chief executives from PricewaterhouseCoopers LLP revealed that 97% of the 246 CEOs polled see innovation as the top priority for their companies today. Thirty-seven percent of CEOs think that they need to be directly involved in driving innovation within their businesses, while 34% think their role also includes being a "visionary." The findings from this survey are vastly different than three years ago when only 12% of CEOs were spearheading an innovation strategy. We believe this change in sentiment could bode well for equity investors moving forward.

U.S. STOCKS AND BONDS
All of the major U.S. stock indices posted double-digit total returns in the first half of 2013. The S&P 500(R) Index ("S&P 500"), S&P MidCap 400 Index and S&P SmallCap 600 Index were up 13.82%, 14.59%, and 16.23%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains, and six posted double-digit gains. The top-performing sector was health care, up 20.26%, as measured by the S&P 500 Health Care Index. The sector with the poorest showing was materials, up 3.12%, as measured by the S&P 500 Materials Index. Materials and commodities, in general, have been out of favor with investors since the economic slowdown in Europe stemming from its sovereign debt crisis and the tempering of growth in China, which tends to be one of the most aggressive consumers of commodities.

The following insight is as of July 18, 2013, so it was released after 6/28/13. It is too good not to note, in our opinion. The S&P 500 is up 149.7% (price-only) from its closing low on 3/9/09 (1,592 days). The current bull market now ranks as the fifth strongest of all time, according to Bespoke Investment Group. The strongest bull market for the S&P 500 was the 582.1% gain posted from 12/4/87 to 3/24/00 (4,494 days). The S&P 500 closed July 17's trading session at an all-time high of 1689.37. The index level would need to rise from 1689.37 to 1743.30 without a 20% decline (closing basis) to move from fifth to fourth in the strongest bull rankings, according to Bespoke.

In the U.S. bond market, the top-performing major debt group in the first half of 2013 was, once again, high-yield corporate bonds. The Barclays U.S. Corporate High Yield Index posted a total return of 1.42%. The next closest domestic category was intermediate Treasuries, down 1.28%, as measured by the Barclays U.S. Treasury: Intermediate Index. The Barclays Municipal Bond: Long Bond (22+) Index posted the weakest return, down 4.07%.

FOREIGN STOCKS AND BONDS
Securities markets based in developed nations outperformed those in emerging nations in the first half of 2013. The Barclays Global Aggregate Index of higher-quality debt posted a total return of -4.83% (USD), compared to a decline of 6.04% (USD) for the Barclays Global Emerging Markets Index of debt securities. The MSCI World Index (ex U.S.) posted a total return of 3.43% (USD), compared to -9.51% for the MSCI Emerging Markets Index. The U.S. dollar provided some drag on returns from investments overseas for U.S. investors by appreciating 4.2% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND - QQEW

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------

                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years       Inception
                                                Ended        Ended       Ended      (04/19/2006)      Ended      (04/19/2006)
                                             06/30/2013    06/30/2013  06/30/2013   to 06/30/2013   06/30/2013   to 06/30/2013

FUND PERFORMANCE
NAV                                           15.60%       21.61%        9.82%         6.23%        59.72%        54.51%
Market Value                                  15.46%       21.54%        9.78%         6.22%        59.48%        54.35%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)           16.12%       22.48%       10.57%         6.90%        65.24%        61.69%
S&P 500(R) Index                              13.82%       20.60%        7.01%         5.11%        40.33%        43.12%
NASDAQ-100 Index(R)                           10.09%       12.86%       10.67%         8.32%        66.01%        77.77%
------------------------------------------------------------------------------------------------------------------------------

See Notes to Fund Performance Overview on page 24.)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
---------------------------------------------------------
                                         % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Information Technology                      45.74%
Consumer Discretionary                      24.10
Health Care                                 15.07
Industrials                                  6.06
Consumer Staples                             5.06
Telecommunication Services                   2.05
Materials                                    1.92
                                           -------
     Total                                 100.00%
                                           =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
---------------------------------------------------------
                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Biogen Idec, Inc.                            1.06%
Monster Beverage Corp.                       1.06
Seagate Technology PLC                       1.04
Sirius XM Radio, Inc.                        1.04
Liberty Global PLC, Class A                  1.04
Intuit, Inc.                                 1.04
Comcast Corp., Class A                       1.04
Vodafone Group PLC,                          1.04
Activision Blizzard, Inc.                    1.04
Vertex Pharmaceuticals, Inc.                 1.03
                                            ------
     Total                                  10.43%
                                            ======

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations)and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS
MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND - QQEW (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        APRIL 19, 2006 - JUNE 30, 2013

       First Trust NASDAQ-100 Equal        NASDAQ-100 Equal             S&P 500(R)            NASDAQ-100
         Weighted Index(SM) Fund           Weighted Index(SM)             Index                Index(R)
04/06      $10000                            $10000                      $10000                $10000
12/06       10060                             10097                       10975                 10168
06/07       11050                             11117                       11739                 11217
12/07       11040                             11142                       11579                 12124
06/08        9673                              9785                       10199                 10708
12/08        6187                              6292                        7295                  7084
06/09        7653                              7803                        7526                  8671
12/09        9871                             10100                        9224                 10954
06/10        9314                              9561                        8611                 10278
12/10       11968                             12321                       10615                 13161
06/11       12867                             13288                       11253                 13849
12/11       11636                             12063                       10839                 13645
06/12       12704                             13203                       11868                 15750
12/12       13365                             13927                       12574                 16145
06/13       15450                             16169                       14312                 17777

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%   >=2.00%
01/01/08 - 12/31/08        152            4              1           1
01/01/09 - 12/31/09        144            0              0           0
01/01/10 - 12/31/10        155            1              0           0
01/01/11 - 12/31/11        151            0              0           0
01/01/12 - 12/31/12        157            0              0           0
01/01/13 - 06/30/13        101            0              0           0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%   >=2.00%
01/01/08 - 12/31/08         94            1              0           0
01/01/09 - 12/31/09        104            3              1           0
01/01/10 - 12/31/10         95            1              0           0
01/01/11 - 12/31/11        101            0              0           0
01/01/12 - 12/31/12         92            1              0           0
01/01/13 - 06/30/13         23            0              0           0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND - QTEC

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was April 25, 2006.

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (4/19/2006)       Ended     (4/19/2006)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                          11.72%       15.42%        8.52%         5.48%        50.49%        46.81%
Market Value                                 12.09%       15.73%        8.59%         5.53%        50.96%        47.27%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)       12.08%       16.15%        9.24%         6.14%        55.59%        53.59%
S&P 500 Information Technology Index          6.35%        7.74%        7.83%         5.97%        45.78%        51.74%
S&P 500(R) Index                             13.82%       20.60%        7.01%         5.11%        40.33%        43.12%
----------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Information Technology                      93.18%
 Health Care                                  4.48
 Consumer Discretionary                       2.34
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Seagate Technology PLC                       2.39%
 Intuit, Inc.                                 2.37
 Akamai Technologies, Inc.                    2.35
 Garmin Ltd.                                  2.34
 CA, Inc.                                     2.34
 Microsoft Corp.                              2.34
 SanDisk Corp.                                2.33
 Equinix, Inc.                                2.33
 Western Digital Corp.                        2.32
 Micron Technology, Inc.                      2.32
                                             ------
      Total                                  23.43%
                                             ======

---------------
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS
MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND - QTEC (CONTINUED)


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        APRIL 19, 2006 - JUNE 30, 2013

      First Trust NASDAQ-100-Technology          NASDAQ-100 Technology         S&P 500 Information           S&P 500(R)
            Sector Index(SM) Fund                   Sector Index(SM)             Technology Index              Index
04/06            $10000                                 $10000                       $10000                   $10000
12/06              9985                                  10020                        10296                    10975
06/07             10925                                  10989                        11256                    11739
12/07             10750                                  10847                        11975                    11579
06/08              9755                                   9872                        10409                    10199
12/08              5885                                   5983                         6809                     7295
06/09              7890                                   8048                         8502                     7526
12/09             10587                                  10838                        11011                     9224
06/10              9782                                  10041                         9847                     8611
12/10             12907                                  13293                        12133                    10615
06/11             13006                                  13435                        12383                    11253
12/11             12165                                  12606                        12426                    10839
06/12             12720                                  13222                        14084                    11868
12/12             13141                                  13702                        14269                    12574
06/13             14681                                  15359                        15174                    14312

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%    0.50%-0.99%     1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08          138             6               1            1
01/01/09 - 12/31/09          151             4               0            0
01/01/10 - 12/31/10          188             0               0            0
01/01/11 - 12/31/11          161             0               0            0
01/01/12 - 12/31/12          132             0               0            0
01/01/13 - 06/30/13           74             0               0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD           0.00%-0.49%    0.50%-0.99%     1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08          104             2               1            0
01/01/09 - 12/31/09           94             3               0            0
01/01/10 - 12/31/10           63             1               0            0
01/01/11 - 12/31/11           91             0               0            0
01/01/12 - 12/31/12          117             1               0            0
01/01/13 - 06/30/13           50             0               0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND - QQXT

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was February 15, 2007.

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (2/8/2007)        Ended      (2/8/2007)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                          18.78%         26.73%       10.75%       6.65%           66.61%        50.89%
Market Value                                 18.80%         28.00%       10.77%       6.67%           66.75%        51.10%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)          19.35%         27.64%       11.49%       7.34%           72.28%        57.22%
Russell 1000(R) Index                        13.91%         21.24%        7.12%       4.04%           41.04%        28.78%
----------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Consumer Discretionary                      41.02%
 Health Care                                 23.32
 Industrials                                 10.76
 Consumer Staples                             8.98
 Information Technology                       8.85
 Telecommunication Services                   3.65
 Materials                                    3.42
                                            -------
      Total                                 100.00%
                                            =======


(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Biogen Idec, Inc.                            1.89%
 Monster Beverage Corp.                       1.89
 Sirius XM Radio, Inc.                        1.85
 Liberty Global PLC, Class A                  1.85
 Comcast Corp., Class A                       1.84
 Vodafone Group PLC, ADR                      1.84
 Activision Blizzard, Inc.                    1.84
 Vertex Pharmaceuticals, Inc.                 1.84
 Gilead Sciences, Inc.                        1.83
 Kraft Foods Group, Inc.                      1.83
                                             ------
      Total                                  18.50%
                                             ======

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS
MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND - QQXT (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 8, 2007 - JUNE 30, 2013

      First Trust NASDAQ-100
         Ex-Technology             NASDAQ-100 Ex-Tech           Russell 1000(R)
       Sector Index(SM) Fund        Sector Index(SM)                 Index
02/07       $10000                      $10000                     $10000
12/07        10595                       10653                      10282
06/08         9057                        9126                       9131
12/08         6029                        6102                       6417
06/09         7060                        7165                       6694
12/09         8848                        9009                       8241
06/10         8454                        8633                       7714
12/10        10674                       10935                       9568
06/11        11961                       12294                      10177
12/11        10558                       10894                       9711
06/12        11906                       12317                      10622
12/12        12703                       13172                      11306
06/13        15089                       15722                      12878

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK   MIDPOINT  VS.  NAV  AS  OF  JUNE  30,  2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         136              2               0             3
01/01/09 - 12/31/09         137              1               3             1
01/01/10 - 12/31/10         156              0               0             0
01/01/11 - 12/31/11         159              0               0             0
01/01/12 - 12/31/12         127              1               0             0
01/01/13 - 06/30/13          71              1               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         110              2               0             0
01/01/09 - 12/31/09         109              1               0             0
01/01/10 - 12/31/10          94              2               0             0
01/01/11 - 12/31/11          93              0               0             0
01/01/12 - 12/31/12         111             11               0             0
01/01/13 - 06/30/13          48              4               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND - QCLN

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was February 14, 2007.


----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (2/8/2007)        Ended      (2/8/2007)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                             49.49%       53.69%     -10.29%       -5.06%         -41.89%       -28.23%
Market Value                                    48.91%       52.62%     -10.46%       -5.19%         -42.44%       -28.88%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy Index      49.09%       52.33%      -10.05%        -4.71%       -41.10%       -26.55%
Russell 2000(R) Index                           15.86%       24.21%        8.77%         4.31%        52.25%        30.92%
----------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Information Technology                      76.54%
 Consumer Discretionary                       8.95
 Industrials                                  8.59
 Energy                                       4.88
 Materials                                    1.04
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Tesla Motors, Inc.                           8.95%
 Cree, Inc.                                   8.35
 Linear Technology Corp.                      8.00
 ON Semiconductor Corp.                       7.60
 First Solar, Inc.                            6.70
 SunPower Corp.                               4.37
 Microsemi Corp.                              4.23
 SunEdison, Inc.                              4.12
 AVX Corp.                                    4.00
 Hexcel Corp.                                 3.99
                                             ------
      Total                                  60.31%
                                             ======

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ OMX and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND - QCLN (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 8, 2007 - JUNE 30, 2013

       First Trust NASDAQ(R)
          Clean Edge(R)             NASDAQ(R) Clean Edge(R)     Russell 2000(R)
       Green Energy Index Fund        Green Energy Index             Index
02/07        $10000                        $10000                   $10000
12/07         15430                         15522                     9489
06/08         12350                         12472                     8599
12/08          5595                          5675                     6283
06/09          6920                          7038                     6449
12/09          8045                          8213                     7990
06/10          6665                          6824                     7834
12/10          8210                          8434                    10136
06/11          7640                          7879                    10765
12/11          4825                          4992                     9713
06/12          4670                          4822                    10542
12/12          4801                          4927                    11301
06/13          7177                          7345                    13092

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK   MIDPOINT  VS.  NAV  AS  OF  JUNE  30,  2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%    1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08          87             1              2              0
01/01/09 - 12/31/09          92             4              0              0
01/01/10 - 12/31/10          79             0              0              0
01/01/11 - 12/31/11         125             5              0              0
01/01/12 - 12/31/12          37             6              1              0
01/01/13 - 06/30/13          83             3              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%    1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08         156             3              4              0
01/01/09 - 12/31/09         152             3              1              0
01/01/10 - 12/31/10         173             0              0              0
01/01/11 - 12/31/11         116             6              0              0
01/01/12 - 12/31/12         153            52              1              0
01/01/13 - 06/30/13          34             4              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND - FRI

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (5/8/2007)        Ended      (5/8/2007)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                             6.09%        8.63%       7.03%         1.36%          40.43%        8.68%
Market Value                                    6.09%        8.81%       7.01%         1.37%          40.34%        8.69%

INDEX PERFORMANCE
S&P United States REIT Index*                   6.43%        9.26%       7.57%          N/A           44.05%         N/A
FTSE EPRA/NAREIT North America Index            4.70%        7.92%       7.17%         1.70%          41.40%       10.90%
Russell 3000(R) Index                          14.06%       21.46%       7.25%         3.53%          41.88%       23.73%
-----------------------------------------------------------------------------------------------------------------------------

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 24.)

----------------------------------------------------------
PORTFOLIO REIT CLASS ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 REIT CLASS                          LONG-TERM INVESTMENTS
 Specialized                                 30.19%
 Retail                                      26.03
 Residential                                 16.78
 Office                                      13.75
 Diversified                                  8.16
 Industrial                                   5.09
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Simon Property Group, Inc.                   9.75%
 Public Storage                               4.40
 HCP, Inc.                                    4.10
 Ventas, Inc.                                 4.05
 Health Care REIT, Inc.                       3.79
 Prologis, Inc.                               3.73
 Equity Residential                           3.70
 AvalonBay Communities, Inc.                  3.26
 Boston Properties, Inc.                      3.18
 Vornado Realty Trust                         2.80
                                             ------
     Total                                   42.76%
                                             ======

----------------
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND - FRI (CONTINUED)

                   PERFORMANCE OF A $10,000INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2013

         First Trust S&P          FTSE EPRA/NAREIT           Russell 3000(R)
         REIT Index Fund        North America Index               Index
05/07       $10000                   $10000                     $10000
12/07         8093                     8206                       9811
06/08         7739                     7843                       8728
12/08         4947                     4872                       6151
06/09         4319                     4381                       6405
12/09         6333                     6442                       7889
06/10         6679                     6772                       7412
12/10         8090                     8287                       9225
06/11         8899                     9163                       9811
12/11         8729                     8965                       9319
06/12        10007                    10276                      10188
12/12        10247                    10593                      10849
06/13        10868                    11090                      12373

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK   MIDPOINT  VS.  NAV  AS  OF  JUNE  30,  2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%S
01/01/08 - 12/31/08         91            15              9            11
01/01/09 - 12/31/09        136            16              1             0
01/01/10 - 12/31/10        185             0              0             0
01/01/11 - 12/31/11        149             1              0             0
01/01/12 - 12/31/12         37             6              1             0
01/01/13 - 06/30/13         88             0              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        109            12              4            2
01/01/09 - 12/31/09         84            14              1            0
01/01/10 - 12/31/10         67             0              0            0
01/01/11 - 12/31/11        102             0              0            0
01/01/12 - 12/31/12        153            52              1            0
01/01/13 - 06/30/13         36             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE WATER INDEX FUND - FIW

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (5/8/2007)        Ended      (5/8/2007)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                             7.09%       23.56%       5.82%         6.33%          32.68%       45.84%
Market Value                                    6.93%       22.28%       5.79%         6.32%          32.52%       45.73%

INDEX PERFORMANCE
ISE Water IndexTM                               7.54%       24.49%       6.60%         7.07%          37.65%       52.19%
Russell 3000(R) Index                          14.06%       21.46%       7.25%         3.53%          41.88%       23.73%
-----------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Industrials                                 64.26%
 Utilities                                   23.19
 Health Care                                  4.97
 Information Technology                       4.16
 Materials                                    3.42
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Badger Meter, Inc.                           4.16%
 American Water Works Co., Inc.               4.06
 Aqua America, Inc.                           4.03
 Xylem, Inc.                                  4.01
 California Water Service Group               3.96
 Pentair Ltd.                                 3.90
 Gorman-Rupp (The) Co.                        3.86
 Lindsay Corp.                                3.86
 Watts Water Technologies, Inc., Class A      3.85
 Rexnord Corp.                                3.80
                                             ------
      Total                                  39.49%
                                             ======

"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE WATER INDEX FUND - FIW (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2013

         First Trust ISE                                       Russell 3000(R)
         Water Index Fund        ISE Water Index(TM)               Index
05/07       $10000                    $10000                      $10000
12/07        11212                     11260                        9811
06/08        10992                     11056                        8728
12/08         7915                      7987                        6151
06/09         8168                      8276                        6405
12/09         9522                      9681                        7889
06/10         8989                      9168                        7412
12/10        11378                     11653                        9225
06/11        11910                     12243                        9811
12/11        10738                     11076                        9319
06/12        11803                     12225                       10188
12/12        13619                     14153                       10849
06/13        14584                     15219                       12373

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK   MIDPOINT  VS.  NAV  AS  OF  JUNE  30,  2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08         129             3              3            1
01/01/09 - 12/31/09         103             4              0            0
01/01/10 - 12/31/10         146             0              0            0
01/01/11 - 12/31/11         131             0              0            0
01/01/12 - 12/31/12         121             1              0            0
01/01/13 - 06/30/13          98             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08         106             8              3            0
01/01/09 - 12/31/09         131            13              1            0
01/01/10 - 12/31/10         105             1              0            0
01/01/11 - 12/31/11         121             0              0            0
01/01/12 - 12/31/12         127             1              0            0
01/01/13 - 06/30/13          26             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND - FCG

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (5/8/2007)        Ended      (5/8/2007)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                             2.97%       -1.62%      -12.06%       -3.01%         -47.39%      -17.11%
Market Value                                    2.84%       -1.74%      -12.06%       -3.02%         -47.40%      -17.16%

INDEX PERFORMANCE
ISE-REVERE Natural Gas Index(TM)                3.15%       -1.10%      -11.53%       -2.35%         -45.80%      -13.60%
Russell 3000(R) Index                          14.06%       21.46%        7.25%        3.53%          41.88%       23.73%
S&P Composite 1500 Energy Index                 9.72%       17.94%       -0.67%        4.53%          -3.31%       31.29%
----------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

-------------------------------------------------------------
PORTFOLIO SUB-INDUSTRY ALLOCATION AS OF JUNE 30, 2013
-------------------------------------------------------------
                                             % OF TOTAL
 SUB-INDUSTRY                           LONG-TERM INVESTMENTS
 Oil & Gas Exploration & Production             91.84%
 Gas Utilities                                   4.20
 Integrated Oil & Gas                            3.96
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
-------------------------------------------------------------
                                             % OF TOTAL
 SECURITY                               LONG-TERM INVESTMENTS
 Goodrich Petroleum Corp.                        4.51%
 Newfield Exploration Co.                        4.49
 Range Resources Corp.                           4.46
 Noble Energy, Inc.                              4.38
 Penn Virginia Corp.                             4.36
 Cabot Oil & Gas Corp.                           4.32
 EXCO Resources, Inc.                            4.24
 Southwestern Energy Co.                         4.23
 Anadarko Petroleum Corp.                        4.22
 Talisman Energy, Inc.                           4.21
                                                ------
      Total                                     43.42%
                                                ======

"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND - FCG (CONTINUED)

                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2013

        First Trust ISE-Revere     ISE-REVERE Natural     Russell 3000(R)     S&P Composite 1500
        Natural Gas Index Fund       Gas Index(TM)            Index               Energy Index
05/07          $10000                  $10000                $10000                $10000
12/07           11166                   11213                  9804                 12170
06/08           15755                   15942                  8721                 13578
12/08            5967                    6016                  6147                  7810
06/09            6454                    6518                  6405                  7740
12/09            8903                    9017                  7889                  9092
06/10            7752                    7891                  7412                  8016
12/10            9992                   10254                  9225                 11036
06/11           11012                   11342                  9811                 12304
12/11            9308                    9620                  9319                 11469
06/12            8426                    8735                 10188                 11132
12/12            8051                    8375                 10849                 11967
06/13            8289                    8640                 12373                 13129

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        131             6              1            2
01/01/09 - 12/31/09        174             1              0            0
01/01/10 - 12/31/10        124             0              0            0
01/01/11 - 12/31/11        151             0              0            0
01/01/12 - 12/31/12        151             0              0            0
01/01/13 - 06/30/13         78             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        101             8              4            0
01/01/09 - 12/31/09         77             0              0            0
01/01/10 - 12/31/10        127             1              0            0
01/01/11 - 12/31/11        101             0              0            0
01/01/12 - 12/31/12         99             0              0            0
01/01/13 - 06/30/13         46             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CHINDIA INDEX FUND - FNI

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (5/8/2007)        Ended      (5/8/2007)
                                              6/30/2013    6/30/2013   6/30/2013   to 6/30/2013     6/30/2013   to 6/30/2013

FUND PERFORMANCE
NAV                                             1.23%       11.81%       2.43%         1.95%         12.74%        12.58%
Market Value                                    1.04%       11.27%       2.37%         1.89%         12.42%        12.20%

INDEX PERFORMANCE
ISE ChIndia Index(TM)                           1.53%       12.38%       3.00%         2.53%         15.90%        16.58%
Russell 3000(R) Index                          14.06%       21.46%       7.25%         3.53%         41.88%        23.73%
MSCI Emerging Markets Index                    -9.57%        2.87%      -0.43%         1.54%         -2.12%         9.82%
----------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

--------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
--------------------------------------------------------------
                                              % OF TOTAL
 SECTOR                                  LONG-TERM INVESTMENTS
 Information Technology                          36.74%
 Consumer Discretionary                          20.20
 Financials                                      14.10
 Energy                                           9.64
 Telecommunication Services                       8.89
 Health Care                                      5.43
 Materials                                        2.74
 Industrials                                      1.49
 Utilities                                        0.77
                                                -------
      Total                                     100.00%
                                                =======

--------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
--------------------------------------------------------------
                                              % OF TOTAL
 SECURITY                                LONG-TERM INVESTMENTS
 China Mobile Ltd., ADR                           7.44%
 Michael Kors Holdings Ltd.                       7.23
 Infosys Ltd., ADR                                6.94
 Baidu, Inc., ADR                                 6.83
 HDFC Bank Ltd., ADR                              6.79
 ICICI Bank Ltd., ADR                             6.60
 PetroChina Co., Ltd., ADR                        4.24
 CNOOC Ltd., ADR                                  4.06
 Wipro Ltd., ADR                                  4.04
 Dr. Reddy's Laboratories Ltd., ADR               4.00
                                                 ------
     Total                                       58.17%
                                                 ======

--------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CHINDIA INDEX FUND - FNI (CONTINUED)

                      PERFORMANCE OF A $10,000INITIAL INVESTMENT
                             MAY 8, 2007 - JUNE 30, 2013

      First Trust ISE Chindia     ISE ChIndia      Russell 3000(R)       MSCI Emerging
            Index Fund             Index(TM)           Index             Markets Index
05/07       $10000                  $10000            $10000               $10000
12/07        13873                   13952              9804                12715
06/08         9985                   10059              8721                11220
12/08         5968                    6031              6147                 5934
06/09         8329                    8451              6405                 8071
12/09        10836                   11031              7889                10593
06/10        10540                   10767              7412                 9939
12/10        12836                   13175              9225                12592
06/11        13047                   13466              9811                12703
12/11         9497                    9771              9319                10273
06/12        10069                   10375             10188                10677
12/12        11121                   11483             10849                12145
06/13        11258                   11658             12373                10982

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED          0.00%-0.49%    0.50%-0.99%     1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08         87             8               2              0
01/01/09 - 12/31/09        131            15              10              1
01/01/10 - 12/31/10        151             2               0              0
01/01/11 - 12/31/11         65             1               0              0
01/01/12 - 12/31/12         63             1               0              0
01/01/13 - 06/30/13          7             0               0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED          0.00%-0.49%    0.50%-0.99%     1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08        138            11               5              2
01/01/09 - 12/31/09         95             0               0              0
01/01/10 - 12/31/10         99             0               0              0
01/01/11 - 12/31/11        186             0               0              0
01/01/12 - 12/31/12        175            11               0              0
01/01/13 - 06/30/13        116             1               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND - QABA

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on NASDAQ(R). The Index is jointly owned and was developed by NASDAQ OMX(R) and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R) excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the FDIC. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was July 1, 2009.


--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                              6 Months Ended      1 Year Ended    Inception (6/29/2009)   Inception (6/29/2009)
                                                 6/30/2013          6/30/2013         to 6/30/2013            to 6/30/2013

FUND PERFORMANCE
NAV                                               18.50%              22.36%              12.46%                  60.03%
Market Value                                      19.56%              22.98%              12.54%                  60.47%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)        18.89%              23.11%              13.21%                  64.30%
S&P Composite 1500 Financials Sector Index        18.76%              32.94%              15.14%                  75.84%
Russell 3000(R) Index                             14.06%              21.46%              17.66%                  91.74%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

--------------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF JUNE 30, 2013
--------------------------------------------------------------
                                              % OF TOTAL
 INDUSTRY                                LONG-TERM INVESTMENTS
 Commercial Banks                                86.99%
 Thrifts & Mortgage Finance                      12.58
 IT Services                                      0.43
                                                -------
      Total                                     100.00%
                                                =======

--------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
--------------------------------------------------------------
                                              % OF TOTAL
 SECURITY                                LONG-TERM INVESTMENTS
 Zions Bancorporation                             4.31%
 BOK Financial Corp.                              3.57
 Commerce Bancshares, Inc.                        3.20
 Signature Bank                                   3.18
 SVB Financial Group                              3.05
 East West Bancorp, Inc.                          3.04
 TFS Financial Corp.                              2.81
 FirstMerit Corp.                                 2.69
 Popular, Inc.                                    2.54
 Associated Banc-Corp.                            2.11
                                                 ------
      Total                                      30.50%
                                                 ======

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and American Bankers Association ("ABA") (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND - QABA (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         JUNE 29, 2009 - JUNE 30, 2013

        First Trust NASDAQ(R) ABA       NASDAQ OMX(R) ABA         S&P Composite 1500     Russell 3000(R)
        Community Bank Index Fund    Community Bank Index(SM)   Financials Sector Index      Index
06/09        $10000                        $10000                     $10000                $10000
12/09         11280                         11318                      12112                 12224
06/10         11438                         11505                      11744                 11484
12/10         12721                         12846                      13722                 14293
06/11         12520                         12688                      13420                 15201
12/11         11898                         12095                      11662                 14439
06/12         13081                         13343                      13227                 15785
12/12         13507                         13817                      14806                 16809
06/13         16003                         16430                      17584                 19174

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 1, 2009 (commencement of trading) through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%     >=2.00%
07/01/09 - 12/31/09         60             3              1             0
01/01/10 - 12/31/10        151             1              0             0
01/01/11 - 12/31/11        135             2              0             0
01/01/12 - 12/31/12        100            17              1             0
01/01/13 - 06/30/13         51             9              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%     >=2.00%
07/01/09 - 12/31/09         62             2              0             0
01/01/10 - 12/31/10         98             1              0             1
01/01/11 - 12/31/11        111             4              0             0
01/01/12 - 12/31/12        114            18              0             0
01/01/13 - 06/30/13         53            11              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

The First Trust CBOE S&P 500 VIX Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the CBOE VIX Tail Hedge Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks and call options included in the Index. The Index is composed of each of the equity securities comprising the S&P 500 and an out-of-the-money call option position on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by CBOE and is a way of measuring the market's expectation of volatility in the S&P 500 over the next 30-day period. The Index, and in turn the Fund, tracks the performance of an S&P 500 stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500, as measured by the closest to maturity VIX Index futures. The Index is designed to help cope with extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." The Index is reconstituted and rebalanced monthly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was August 30, 2012.

-------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                                       CUMULATIVE
                                                                                      TOTAL RETURNS
                                                             6 Months Ended       Inception (8/29/2012)
                                                                6/30/2013             to 6/30/2013
 FUND PERFORMANCE
 NAV                                                              8.34%                   6.86%
 Market Value                                                     8.86%                   7.32%

 INDEX PERFORMANCE
 CBOE VIX Tail Hedge Index(SM)                                    8.49%                   7.19%
 S&P 500(R) Index                                                13.82%                  16.02%
-------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Information Technology                      17.80%
 Financials                                  16.65
 Health Care                                 12.73
 Consumer Discretionary                      12.21
 Energy                                      10.53
 Consumer Staples                            10.49
 Industrials                                 10.16
 Utilities                                    3.31
 Materials                                    3.28
 Telecommunication Services                   2.84
                                            -------
      Total                                 100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2013
----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Exxon Mobil Corp.                            2.78%
 Apple, Inc.                                  2.58
 Microsoft Corp.                              1.80
 Johnson & Johnson                            1.67
 General Electric Co.                         1.66
 Google, Inc., Class A                        1.64
 Chevron Corp.                                1.59
 Procter & Gamble (The) Co.                   1.46
 Berkshire Hathaway, Inc., Class B            1.41
 Wells Fargo & Co.                            1.41
                                            -------
      Total                                  18.00%
                                            =======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH (CONTINUED)

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            AUGUST 29, 2012 - JUNE 30, 2013

            First Trust CBOE S&P 500            CBOE VIX                     S&P 500(R)
              VIX Tail Hedge Fund         Tail Hedge Index(SM)                 Index
08/12               $10000                       $10000                       $10000
12/12                 9863                         9880                        10193
06/13                10686                        10719                        11602

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2012 (commencement of trading) through June 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
08/30/12 - 12/31/12         57               3               0             0
01/01/13 - 06/30/13         70               2               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
08/30/12 - 12/31/12         21               1               1             0
01/01/13 - 06/30/13         52               0               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2013 (UNAUDITED)


As a shareholder of First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust NASDAQ(R) ABA Community Bank Index Fund, or CBOE S&P 500 VIX Tail Hedge Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO        EXPENSE PAID
                                                     BEGINNING            ENDING           BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  JANUARY 1, 2013      JUNE 30, 2013        PERIOD (a)          PERIOD (b)

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND - QQEW
Actual                                              $1,000.00           $1,156.00               0.60%              $3.21
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND - QTEC
Actual                                              $1,000.00           $1,117.20               0.60%              $3.15
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND - QQXT
Actual                                              $1,000.00           $1,187.80               0.60%              $3.25
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND - QCLN
Actual                                              $1,000.00           $1,494.90               0.60%              $3.71
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST S&P REIT INDEX FUND - FRI
Actual                                              $1,000.00           $1,060.90               0.50%              $2.55
Hypothetical (5% return before expenses)            $1,000.00           $1,022.32               0.50%              $2.51

FIRST TRUST ISE WATER INDEX FUND - FIW
Actual                                              $1,000.00           $1,070.90               0.60%              $3.08
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND - FCG
Actual                                              $1,000.00           $1,029.70               0.60%              $3.02
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO        EXPENSE PAID
                                                     BEGINNING            ENDING           BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  JANUARY 1, 2013      JUNE 30, 2013        PERIOD (a)          PERIOD (b)

FIRST TRUST ISE CHINDIA INDEX FUND - FNI
Actual                                              $1,000.00           $1,012.30               0.60%              $2.99
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND - QABA
Actual                                              $1,000.00           $1,185.00               0.60%              $3.25
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH
Actual                                              $1,000.00           $1,083.40               0.60%              $3.10
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82               0.60%              $3.01


(a) These expense ratios reflect expense caps for all Funds other than VIXH. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2013 through June 30, 2013), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND - QQEW

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AIR FREIGHT & LOGISTICS -- 2.0%
     25,422 C.H. Robinson Worldwide, Inc.      $  1,431,513
     37,547 Expeditors International of
               Washington, Inc.                   1,427,161
                                               ------------
                                                  2,858,674
                                               ------------
            BEVERAGES -- 1.1%
     24,766 Monster Beverage Corp. (a)            1,505,030
                                               ------------
            BIOTECHNOLOGY -- 7.2%
     15,708 Alexion Pharmaceuticals, Inc. (a)     1,448,906
     14,158 Amgen, Inc.                           1,396,828
      6,995 Biogen Idec, Inc. (a)                 1,505,324
     12,216 Celgene Corp. (a)                     1,428,172
     28,504 Gilead Sciences, Inc. (a)             1,459,690
      6,460 Regeneron Pharmaceuticals, Inc. (a)   1,452,725
     18,331 Vertex Pharmaceuticals, Inc. (a)      1,464,097
                                               ------------
                                                 10,155,742
                                               ------------
            CHEMICALS -- 1.0%
     17,234 Sigma-Aldrich Corp.                   1,384,924
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES --
               1.0%
     12,947 Stericycle, Inc. (a)                  1,429,737
                                               ------------
            COMMUNICATIONS EQUIPMENT -- 2.9%
     56,857 Cisco Systems, Inc.                   1,382,193
     19,626 F5 Networks, Inc. (a)                 1,350,269
     22,938 QUALCOMM, Inc.                        1,401,053
                                               ------------
                                                  4,133,515
                                               ------------
            COMPUTERS & PERIPHERALS -- 6.0%
      3,365 Apple, Inc.                           1,332,809
    104,260 Dell, Inc.                            1,391,871
     36,657 NetApp, Inc. (a)                      1,384,901
     23,648 SanDisk Corp. (a)                     1,444,893
     32,935 Seagate Technology PLC                1,476,476
     23,121 Western Digital Corp.                 1,435,583
                                               ------------
                                                  8,466,533
                                               ------------
            FOOD & STAPLES RETAILING -- 2.0%
     12,810 Costco Wholesale Corp.                1,416,402
     27,217 Whole Foods Market, Inc.              1,401,131
                                               ------------
                                                  2,817,533
                                               ------------
            FOOD PRODUCTS -- 2.0%
     26,016 Kraft Foods Group, Inc.               1,453,514
     48,261 Mondelez International, Inc.,
               Class A                            1,376,886
                                               ------------
                                                  2,830,400
                                               ------------
            HEALTH CARE EQUIPMENT & SUPPLIES --
               2.0%
     34,056 DENTSPLY International, Inc.          1,394,934
      2,767 Intuitive Surgical, Inc. (a)          1,401,707
                                               ------------
                                                  2,796,641
                                               ------------
SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES --
               2.9%
     27,843 Catamaran Corp. (a)                $  1,356,511
     22,464 Express Scripts Holding Co. (a)       1,385,804
     14,847 Henry Schein, Inc. (a)                1,421,600
                                               ------------
                                                  4,163,915
                                               ------------
            HEALTH CARE TECHNOLOGY -- 1.0%
     14,715 Cerner Corp. (a)                      1,413,964
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               2.0%
     21,516 Starbucks Corp.                       1,409,083
     10,732 Wynn Resorts Ltd.                     1,373,696
                                               ------------
                                                  2,782,779
                                               ------------
            HOUSEHOLD DURABLES -- 1.0%
     40,112 Garmin Ltd.                           1,450,450
                                               ------------
            INTERNET & CATALOG RETAIL -- 5.0%
      5,093 Amazon.com, Inc. (a)                  1,414,275
     23,644 Expedia, Inc.                         1,422,187
     62,923 Liberty Interactive Corp.,
               Class A (a)                        1,447,858
      6,414 Netflix, Inc. (a)                     1,353,931
      1,712 priceline.com, Inc. (a)               1,416,047
                                               ------------
                                                  7,054,298
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               7.0%
     34,148 Akamai Technologies, Inc. (a)         1,452,997
     14,891 Baidu, Inc., ADR (a)                  1,407,646
     27,223 eBay, Inc. (a)                        1,407,974
      7,810 Equinix, Inc. (a)                     1,442,663
     56,695 Facebook, Inc., Class A (a)           1,409,438
      1,580 Google, Inc., Class A (a)             1,390,985
     55,211 Yahoo!, Inc. (a)                      1,386,348
                                               ------------
                                                  9,898,051
                                               ------------
            IT SERVICES -- 3.9%
     20,266 Automatic Data Processing, Inc.       1,395,517
     22,342 Cognizant Technology Solutions
               Corp., Class A (a)                 1,398,833
     16,091 Fiserv, Inc. (a)                      1,406,514
     37,446 Paychex, Inc.                         1,367,528
                                               ------------
                                                  5,568,392
                                               ------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.0%
     31,548 Mattel, Inc.                          1,429,440
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               1.0%
     18,791 Life Technologies Corp. (a)           1,390,722
                                               ------------
            MACHINERY -- 1.0%
     26,583 PACCAR, Inc.                          1,426,444
                                               ------------
            MEDIA -- 8.2%
     34,998 Comcast Corp., Class A                1,465,716
     22,562 DIRECTV (a)                           1,390,271

                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND - QQEW

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MEDIA (CONTINUED)
     18,445 Discovery Communications, Inc.,
               Class A (a)                     $  1,424,139
     19,841 Liberty Global PLC, Class A (a)       1,469,821
     11,289 Liberty Media Corp., Class A (a)      1,430,994
     44,312 News Corp., Class A (a)               1,444,571
    440,464 Sirius XM Radio, Inc.                 1,475,554
     21,178 Viacom, Inc., Class B                 1,441,163
                                               ------------
                                                 11,542,229
                                               ------------
            METALS & MINING -- 0.9%
     20,861 Randgold Resources Ltd., ADR          1,336,147
                                               ------------
            MULTILINE RETAIL -- 2.0%
     28,164 Dollar Tree, Inc. (a)                 1,431,858
     31,626 Sears Holdings Corp. (a) (b)          1,330,822
                                               ------------
                                                  2,762,680
                                               ------------
            PHARMACEUTICALS -- 1.0%
     45,441 Mylan, Inc. (a)                       1,410,034
                                               ------------
            PROFESSIONAL SERVICES -- 1.0%
     24,101 Verisk Analytics, Inc., Class A (a)   1,438,830
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 13.9%
     43,496 Altera Corp.                          1,434,933
     30,807 Analog Devices, Inc.                  1,388,163
     92,361 Applied Materials, Inc.               1,377,103
     37,265 Avago Technologies Ltd.               1,392,966
     41,873 Broadcom Corp., Class A               1,413,632
     57,515 Intel Corp.                           1,393,013
     25,413 KLA-Tencor Corp.                      1,416,266
     38,290 Linear Technology Corp.               1,410,604
     49,888 Maxim Integrated Products, Inc.       1,385,889
     37,874 Microchip Technology, Inc.            1,410,807
    100,134 Micron Technology, Inc. (a)           1,434,920
     96,524 NVIDIA Corp.                          1,354,232
     39,814 Texas Instruments, Inc.               1,388,314
     35,707 Xilinx, Inc.                          1,414,354
                                               ------------
                                                 19,615,196
                                               ------------
            SOFTWARE -- 12.0%
    102,721 Activision Blizzard, Inc.             1,464,801
     31,090 Adobe Systems, Inc. (a)               1,416,460
     40,674 Autodesk, Inc. (a)                    1,380,475
     31,027 BMC Software, Inc. (a)                1,400,559
     50,577 CA, Inc.                              1,448,019
     28,301 Check Point Software Technologies
               Ltd. (a)                           1,405,994
     23,202 Citrix Systems, Inc. (a)              1,399,777
     24,044 Intuit, Inc.                          1,467,405
     41,873 Microsoft Corp.                       1,445,875
     75,236 Nuance Communications, Inc. (a)       1,382,838
     46,180 Oracle Corp.                          1,418,650
     62,612 Symantec Corp.                        1,406,892
                                               ------------
                                                 17,037,745
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPECIALTY RETAIL -- 4.0%
     19,875 Bed Bath & Beyond, Inc. (a)        $  1,409,138
     12,541 O'Reilly Automotive, Inc. (a)         1,412,367
     21,809 Ross Stores, Inc.                     1,413,441
     89,222 Staples, Inc.                         1,415,061
                                               ------------
                                                  5,650,007
                                               ------------
            TEXTILES, APPAREL & LUXURY GOODS --
               1.0%
     13,902 Fossil Group, Inc. (a)                1,436,216
                                               ------------
            TRADING COMPANIES & DISTRIBUTORS --
               1.0%
     30,883 Fastenal Co.                          1,415,986
                                               ------------
            WIRELESS TELECOMMUNICATION SERVICES
               -- 2.0%
     19,398 SBA Communications Corp.,
               Class A (a)                        1,437,780
     50,984 Vodafone Group PLC, ADR               1,465,280
                                               ------------
                                                  2,903,060
                                               ------------
            TOTAL COMMON STOCKS -- 100.0%       141,505,314
            (Cost $126,180,862)                ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 0.7%
            MONEY MARKET FUND -- 0.1%
    216,427 Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (c)     216,427
            (Cost $216,427)

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 0.6%
$   794,578 JPMorgan Chase & Co., 0.08% (c),
               dated 06/28/13, due 07/01/13,
               with a maturity value of
               $794,583. Collateralized by U.S.
               Treasury Bills, interest rate of
               0.000%, due 09/26/13 to
               10/03/13. The value of the
               collateral including accrued
               interest is $810,463.                794,578
            (Cost $794,578)                    ------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN - 0.7%                     1,011,005
            (Cost $1,011,005)                  ------------

            TOTAL INVESTMENTS -- 100.7%         142,516,319
            (Cost $127,191,867) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.7)%             (1,034,747)
                                               ------------
            NET ASSETS -- 100.0%               $141,481,572
                                               ============

Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND - QQEW

JUNE 30, 2013 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $990,211 and the total value of the collateral held by the Fund is $1,011,005.

(c)   Interest rate shown reflects yield as of June 30, 2013.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,225,232 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,900,780.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $141,505,314    $      --    $      --
Money Market Fund         216,427           --           --
Repurchase
   Agreement                   --      794,578           --
                     --------------------------------------
Total Investments    $ 141,721,741   $ 794,578   $       --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

The Fund's loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

SECURITIES LENDING AGREEMENTS
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $    990,211
Non-cash Collateral offsetting(1)                  (990,211)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the cash collateral received from each borrower exceeded the value of the related securities loaned.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENT
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $    794,578
Non-cash Collateral offsetting(1)                  (794,578)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the collateral received from the seller exceeded the value of the repurchase agreement.


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND - QTEC

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            COMMUNICATIONS EQUIPMENT -- 6.7%
    115,018 Cisco Systems, Inc.                $  2,796,087
     39,692 F5 Networks, Inc. (a)                 2,730,810
     46,398 QUALCOMM, Inc.                        2,833,990
                                               ------------
                                                  8,360,887
                                               ------------
            COMPUTERS & PERIPHERALS -- 13.7%
      6,806 Apple, Inc.                           2,695,721
    210,892 Dell, Inc.                            2,815,408
     74,161 NetApp, Inc. (a)                      2,801,803
     47,839 SanDisk Corp. (a)                     2,922,963
     66,628 Seagate Technology PLC                2,986,933
     46,771 Western Digital Corp.                 2,904,011
                                               ------------
                                                 17,126,839
                                               ------------
            HEALTH CARE PROVIDERS & SERVICES --
               2.2%
     56,324 Catamaran Corp. (a)                   2,744,105
                                               ------------
            HEALTH CARE TECHNOLOGY -- 2.3%
     29,763 Cerner Corp. (a)                      2,859,927
                                               ------------
            HOUSEHOLD DURABLES -- 2.3%
     81,144 Garmin Ltd.                           2,934,167
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               13.7%
     69,078 Akamai Technologies, Inc. (a)         2,939,269
     30,123 Baidu, Inc., ADR (a)                  2,847,527
     15,800 Equinix, Inc. (a)                     2,918,576
    114,705 Facebook, Inc., Class A (a)           2,851,566
      3,197 Google, Inc., Class A (a)             2,814,543
    111,682 Yahoo!, Inc. (a)                      2,804,335
                                               ------------
                                                 17,175,816
                                               ------------
            IT SERVICES -- 2.3%
     45,189 Cognizant Technology Solutions
               Corp., Class A (a)                 2,829,283
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 31.7%
     87,988 Altera Corp.                          2,902,724
     62,321 Analog Devices, Inc.                  2,808,184
    186,833 Applied Materials, Inc.               2,785,680
     75,386 Avago Technologies Ltd.               2,817,929
     84,697 Broadcom Corp., Class A               2,859,371
    116,354 Intel Corp.                           2,818,094
     51,410 KLA-Tencor Corp.                      2,865,079
     77,462 Linear Technology Corp.               2,853,700
    100,923 Maxim Integrated Products, Inc.       2,803,641
     76,616 Microchip Technology, Inc.            2,853,946
    202,625 Micron Technology, Inc. (a)           2,903,616
    195,304 NVIDIA Corp.                          2,740,115
     80,541 Texas Instruments, Inc.               2,808,465
     72,242 Xilinx, Inc.                          2,861,506
                                               ------------
                                                 39,682,050
                                               ------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOFTWARE -- 25.1%
     62,899 Adobe Systems, Inc. (a)            $  2,865,679
     82,294 Autodesk, Inc. (a)                    2,793,058
     62,767 BMC Software, Inc. (a)                2,833,302
    102,328 CA, Inc.                              2,929,651
     57,255 Check Point Software Technologies
               Ltd. (a)                           2,844,428
     46,933 Citrix Systems, Inc. (a)              2,831,468
     48,640 Intuit, Inc.                          2,968,499
     84,709 Microsoft Corp.                       2,925,002
    152,183 Nuance Communications, Inc. (a)       2,797,124
     93,399 Oracle Corp.                          2,869,217
    126,668 Symantec Corp.                        2,846,230
                                               ------------
                                                 31,503,658
                                               ------------
            TOTAL INVESTMENTS -- 100.0%         125,216,732
            (Cost $119,082,986) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                   22,136
                                               ------------
            NET ASSETS -- 100.0%               $125,238,868
                                               ============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,512,594 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,378,848.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $125,216,732    $      --    $      --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND - QQXT

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 100.0%
            AIR FREIGHT & LOGISTICS -- 3.6%
     19,175 C.H. Robinson Worldwide, Inc.    $    1,079,744
     28,321 Expeditors International of
               Washington, Inc.                   1,076,481
                                               ------------
                                                  2,156,225
                                               ------------
            BEVERAGES -- 1.9%
     18,680 Monster Beverage Corp. (b)            1,135,184
                                               ------------
            BIOTECHNOLOGY -- 12.8%
     11,848 Alexion Pharmaceuticals, Inc. (b)     1,092,860
     10,679 Amgen, Inc.                           1,053,590
      5,276 Biogen Idec, Inc. (b)                 1,135,395
      9,214 Celgene Corp. (b)                     1,077,209
     21,501 Gilead Sciences, Inc. (b)             1,101,066
      4,873 Regeneron Pharmaceuticals, Inc. (b)   1,095,840
     13,827 Vertex Pharmaceuticals, Inc. (b)      1,104,362
                                               ------------
                                                  7,660,322
                                               ------------
            CHEMICALS -- 1.7%
     13,000 Sigma-Aldrich Corp.                   1,044,680
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES --
               1.8%
      9,765 Stericycle, Inc. (b)                  1,078,349
                                               ------------
            FOOD & STAPLES RETAILING -- 3.5%
      9,662 Costco Wholesale Corp.                1,068,327
     20,529 Whole Foods Market, Inc.              1,056,833
                                               ------------
                                                  2,125,160
                                               ------------
            FOOD PRODUCTS -- 3.6%
     19,623 Kraft Foods Group, Inc.               1,096,337
     36,403 Mondelez International, Inc.,
               Class A                            1,038,578
                                               ------------
                                                  2,134,915
                                               ------------
            HEALTH CARE EQUIPMENT & SUPPLIES --
               3.5%
     25,687 DENTSPLY International, Inc.          1,052,139
      2,088 Intuitive Surgical, Inc. (b)          1,057,739
                                               ------------
                                                  2,109,878
                                               ------------
            HEALTH CARE PROVIDERS & SERVICES --
               3.5%
     16,944 Express Scripts Holding Co. (b)       1,045,276
     11,199 Henry Schein, Inc. (b)                1,072,304
                                               ------------
                                                  2,117,580
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               3.5%
     16,229 Starbucks Corp.                       1,062,837
      8,096 Wynn Resorts Ltd.                     1,036,288
                                               ------------
                                                  2,099,125
                                               ------------
            INTERNET & CATALOG RETAIL -- 8.9%
      3,842 Amazon.com, Inc. (b)                  1,066,885
     17,833 Expedia, Inc.                         1,072,655


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INTERNET & CATALOG RETAIL
               (CONTINUED)
     47,461 Liberty Interactive Corp.,
               Class A (b)                     $  1,092,078
      4,838 Netflix, Inc. (b)                     1,021,253
      1,292 priceline.com, Inc. (b)               1,068,652
                                               ------------
                                                  5,321,523
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               1.8%
     20,533 eBay, Inc. (b)                        1,061,967
                                               ------------
            IT SERVICES -- 5.2%
     15,286 Automatic Data Processing, Inc.       1,052,594
     12,137 Fiserv, Inc. (b)                      1,060,895
     28,245 Paychex, Inc.                         1,031,507
                                               ------------
                                                  3,144,996
                                               ------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.8%
     23,796 Mattel, Inc.                          1,078,197
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               1.7%
     14,174 Life Technologies Corp. (b)           1,049,018
                                               ------------
            MACHINERY -- 1.8%
     20,051 PACCAR, Inc.                          1,075,937
                                               ------------
            MEDIA -- 14.5%
     26,398 Comcast Corp., Class A                1,105,548
     17,018 DIRECTV (b)                           1,048,649
     13,913 Discovery Communications, Inc.,
               Class A (b)                        1,074,223
     14,966 Liberty Global PLC, Class A (b)       1,108,681
      8,515 Liberty Media Corp., Class A (b)      1,079,361
     33,424 News Corp., Class A (b)               1,089,622
    332,233 Sirius XM Radio, Inc.                 1,112,981
     15,974 Viacom, Inc., Class B                 1,087,031
                                               ------------
                                                  8,706,096
                                               ------------
            METALS & MINING -- 1.7%
     15,735 Randgold Resources Ltd., ADR          1,007,827
                                               ------------
            MULTILINE RETAIL -- 3.5%
     21,244 Dollar Tree, Inc. (b)                 1,080,045
     23,855 Sears Holdings Corp. (b) (c)          1,003,818
                                               ------------
                                                  2,083,863
                                               ------------
            PHARMACEUTICALS -- 1.8%
     34,275 Mylan, Inc. (b)                       1,063,553
                                               ------------
            PROFESSIONAL SERVICES -- 1.8%
     18,180 Verisk Analytics, Inc., Class A (b)   1,085,346
                                               ------------
            SOFTWARE -- 1.8%
     77,480 Activision Blizzard, Inc.             1,104,865
                                               ------------
            SPECIALTY RETAIL -- 7.1%
     14,991 Bed Bath & Beyond, Inc. (b)           1,062,862
      9,460 O'Reilly Automotive, Inc. (b)         1,065,385
     16,450 Ross Stores, Inc.                     1,066,125

                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND - QQXT

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            SPECIALTY RETAIL (CONTINUED)
     67,299 Staples, Inc.                      $  1,067,362
                                               ------------

                                                  4,261,734
                                               ------------
            TEXTILES, APPAREL & LUXURY GOODS --
               1.8%
     10,486 Fossil Group, Inc. (b)                1,083,309
                                               ------------
            TRADING COMPANIES & DISTRIBUTORS --
               1.8%
     23,294 Fastenal Co.                          1,068,030
                                               ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 3.6%
     14,632 SBA Communications Corp.,
               Class A (b)                        1,084,524
     38,456 Vodafone Group PLC, ADR               1,105,225
                                               ------------
                                                  2,189,749
                                               ------------
            TOTAL COMMON STOCKS -- 100.0%        60,047,428
            (Cost $49,576,717)                 ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 1.3%
            MONEY MARKET FUND -- 0.3%
    165,910 Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (d)     165,910
            (Cost $165,910)

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 1.0%
$   609,110 JPMorgan Chase & Co., 0.08% (d),
               dated 06/28/13, due 07/01/13,
               with a maturity value of
               $609,115. Collateralized by U.S.
               Treasury Bills, interest rate of
               0.000%, due 09/26/13 to
               10/03/13. The value of the
               collateral including accrued
               interest is $621,288.                609,110
            (Cost $609,110)                    ------------

            TOTAL COLLATERAL FOR SECURITIES ON
               LOAN - 1.3%                          775,020
            (Cost $775,020)                    ------------

            TOTAL INVESTMENTS -- 101.3%          60,822,448
            (Cost $50,351,737) (e)
            NET OTHER ASSETS AND
               LIABILITIES -- (1.3)%               (778,744)
                                               ------------
            NET ASSETS -- 100.0%               $ 60,043,704
                                               ============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $759,082 and the total value of the collateral held by the Fund is $775,020.

(d)   Interest rate shown reflects yield as of June 30, 2013.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,292,028 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $821,317.

ADR - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $60,047,428     $      --    $      --
Money Market Fund        165,910            --           --
Repurchase
   Agreement                  --       609,110           --
                     --------------------------------------
Total Investments    $60,213,338     $ 609,110    $      --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value.There were no transfers between Levels at June 30, 2013.

Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND - QQXT

JUNE 30, 2013 (UNAUDITED)

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

The Fund's loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

SECURITIES LENDING AGREEMENTS
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $    759,082
Non-cash Collateral offsetting(1)                  (759,082)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the cash collateral received from each borrower exceeded the value of the related securities loaned.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENT
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $    609,110
Non-cash Collateral offsetting(1)                  (609,110)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the collateral received from the seller exceeded the value of the repurchase agreement.

                        See Notes to Financial Statements                Page 33

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND - QCLN

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 4.0%
     59,562 Hexcel Corp. (a)                   $  2,028,086
                                               ------------
            AUTOMOBILES -- 9.0%
     42,368 Tesla Motors, Inc. (a)                4,551,594
                                               ------------
            CHEMICALS -- 1.0%
     40,834 Zoltek Cos., Inc. (a) (b)               527,167
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES --
               0.9%
     35,919 EnerNOC, Inc. (a)                       476,286
                                               ------------
            COMMUNICATIONS EQUIPMENT -- 0.2%
     31,724 EMCORE Corp. (a) (b)                    114,206
                                               ------------
            ELECTRICAL EQUIPMENT -- 1.7%
     68,332 American Superconductor
               Corp. (a) (b)                        180,396
     49,425 Enphase Energy, Inc. (a) (b)            382,055
    225,013 FuelCell Energy, Inc. (a) (b)           285,767
                                               ------------
                                                    848,218
                                               ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 13.2%
    172,871 AVX Corp.                             2,031,234
     46,947 Itron, Inc. (a)                       1,991,961
     34,656 Maxwell Technologies, Inc. (a)          247,791
    145,508 Power-One, Inc. (a)                     919,611
     54,803 Universal Display Corp. (a) (b)       1,540,512
                                               ------------
                                                  6,731,109
                                               ------------
            MACHINERY -- 2.0%
     31,395 ESCO Technologies, Inc.               1,016,570
                                               ------------
            OIL, GAS & CONSUMABLE FUELS -- 4.9%
     89,971 Amyris, Inc. (a) (b)                    260,016
     35,764 Green Plains Renewable Energy,
               Inc. (a)                             476,376
     63,839 KiOR, Inc., Class A (a) (b)             364,521
     36,398 Renewable Energy Group, Inc. (a)        517,944
     73,424 Solazyme, Inc. (a) (b)                  860,529
                                               ------------
                                                  2,479,386
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 63.1%
     46,621 Advanced Energy Industries,
               Inc. (a)                             811,672
     51,865 Canadian Solar, Inc. (a) (b)            569,996
     66,432 Cree, Inc. (a)                        4,242,347
    142,728 Fairchild Semiconductor
               International, Inc. (a)            1,969,646
     76,168 First Solar, Inc. (a)                 3,406,995
    141,801 GT Advanced Technologies,
               Inc. (a) (b)                         588,474
     82,474 International Rectifier Corp. (a)     1,727,006
    110,453 Linear Technology Corp.               4,069,089


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (CONTINUED)
     94,437 Microsemi Corp. (a)                $  2,148,442
    478,213 ON Semiconductor Corp. (a)            3,863,961
     34,418 Power Integrations, Inc.              1,395,994
    102,767 ReneSola Ltd., ADR (a) (b)              219,921
    256,628 SunEdison, Inc. (a)                   2,096,651
    107,305 SunPower Corp. (a) (b)                2,221,213
    158,024 Suntech Power Holdings Co., Ltd.,
               ADR (a) (b)                          162,765
     87,434 Trina Solar Ltd., ADR (a) (b)           521,107
     46,501 Veeco Instruments, Inc. (a)           1,647,065
    122,565 Yingli Green Energy Holding Co.,
               Ltd., ADR (a) (b)                    397,111
                                               ------------
                                                 32,059,455
                                               ------------
            TOTAL COMMON STOCKS -- 100.0%        50,832,077
            (Cost $46,790,991)                 ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 13.0%
            MONEY MARKET FUND -- 2.8%
  1,411,791 Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (c)   1,411,791
            (Cost $1,411,791)

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 10.2%
$ 5,183,163 JPMorgan Chase & Co., 0.08% (c),
               dated 06/28/13, due 07/01/13,
               with a maturity value of
               $5,183,197. Collateralized by
               U.S. Treasury Bills, interest
               rate of 0.000%, due 09/26/13 to
               10/03/13. The value of the
               collateral including accrued
               interest is $5,286,785.            5,183,163
            (Cost $5,183,163)                  ------------

            TOTAL COLLATERAL FOR SECURITIES ON
               LOAN - 13.0%                       6,594,954
            (Cost $6,594,954)                  ------------

            TOTAL INVESTMENTS -- 113.0%          57,427,031
            (Cost $53,385,945) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (13.0)%            (6,596,974)
                                               ------------
            NET ASSETS -- 100.0%               $ 50,830,057
                                               ============

Page 34                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND - QCLN

JUNE 30, 2013 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $6,413,438 and the total value of the collateral held by the Fund is $6,594,954.

(c)   Interest rate shown reflects yield as of June 30, 2013.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,179,506 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,138,420.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*        $50,832,077   $       --    $      --
Money Market Fund       1,411,791           --           --
Repurchase
   Agreement                   --    5,183,163           --
                      -------------------------------------
Total Investments     $52,243,868   $5,183,163    $      --
                      =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

The Fund's loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

SECURITIES LENDING AGREEMENTS
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $  6,413,438
Non-cash Collateral offsetting(1)                (6,413,438)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the cash collateral received from each borrower exceeded the value of the related securities loaned.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENT
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $  5,183,163
Non-cash Collateral offsetting(1)                (5,183,163)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the collateral received from the seller exceeded the value of the repurchase agreement.

                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND - FRI

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.8%
            DIVERSIFIED REITS -- 8.1%
     21,789 American Assets Trust, Inc.        $    672,409
     99,988 American Realty Capital
               Properties, Inc.                   1,525,817
     57,365 CapLease, Inc.                          484,161
     67,724 Cousins Properties, Inc.                684,012
    207,493 Duke Realty Corp.                     3,234,816
     36,929 First Potomac Realty Trust              482,293
      8,948 Gladstone Commercial Corp.              166,791
        811 Gyrodyne Co. of America, Inc.            57,987
     64,913 Investors Real Estate Trust             558,252
    118,812 Lexington Realty Trust                1,387,724
     77,634 Liberty Property Trust                2,869,353
      7,389 One Liberty Properties, Inc.            162,262
     11,666 PS Business Parks, Inc.                 841,935
     10,632 Select Income REIT                      298,121
    109,745 Vornado Realty Trust                  9,092,373
     42,897 Washington Real Estate
               Investment Trust                   1,154,358
     10,979 Whitestone REIT                         173,029
     18,802 Winthrop Realty Trust                   226,188
     36,476 WP Carey, Inc.                        2,413,617
                                               ------------
                                                 26,485,498
                                               ------------
            INDUSTRIAL REITS -- 5.1%
    187,934 DCT Industrial Trust, Inc.            1,343,728
     19,511 EastGroup Properties, Inc.            1,097,884
     63,082 First Industrial Realty Trust, Inc.     956,954
     27,052 Monmouth Real Estate Investment
               Corp., Class A                       267,003
    321,473 Prologis, Inc.                       12,125,962
     27,254 STAG Industrial, Inc.                   543,717
     10,780 Terreno Realty Corp.                    199,753
                                               ------------
                                                 16,535,001
                                               ------------
            OFFICE REITS -- 13.7%
     45,482 Alexandria Real Estate Equities,
               Inc.                               2,989,077
    120,228 BioMed Realty Trust, Inc.             2,432,212
     97,889 Boston Properties, Inc.              10,324,353
    101,033 Brandywine Realty Trust               1,365,966
     77,126 CommonWealth REIT                     1,783,153
     13,778 Coresite Realty Corp.                   438,278
     55,323 Corporate Office Properties Trust     1,410,737
     82,867 Digital Realty Trust, Inc.            5,054,887
     85,571 Douglas Emmett, Inc.                  2,134,996
     41,531 DuPont Fabros Technology, Inc.        1,002,974
     56,261 Franklin Street Properties Corp.        742,645
     35,279 Government Properties Income
               Trust                                889,736
     52,976 Highwoods Properties, Inc.            1,886,475
     27,748 Hudson Pacific Properties, Inc.         590,477
     48,665 Kilroy Realty Corp.                   2,579,732
     53,909 Mack-Cali Realty Corp.                1,320,231


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            OFFICE REITS -- (CONTINUED)
     33,679 MPG Office Trust, Inc. (b)         $    105,752
     27,050 Parkway Properties, Inc.                453,358
    108,070 Piedmont Office Realty Trust, Inc.,
               Class A                            1,932,292
     59,155 SL Green Realty Corp.                 5,216,879
                                               ------------
                                                 44,654,210
                                               ------------
            RESIDENTIAL REITS -- 16.8%
     67,556 American Campus Communities,
               Inc.                               2,746,827
     94,098 Apartment Investment &
               Management Co., Class A            2,826,704
     32,517 Associated Estates Realty Corp.         522,873
     78,443 AvalonBay Communities, Inc.          10,582,745
     49,745 BRE Properties, Inc.                  2,488,245
     54,713 Camden Property Trust                 3,782,857
     41,705 Campus Crest Communities, Inc.          481,276
     53,549 Colonial Properties Trust             1,291,602
     73,534 Education Realty Trust, Inc.            752,253
     25,291 Equity Lifestyle Properties, Inc.     1,987,620
    206,803 Equity Residential                   12,006,982
     24,557 Essex Property Trust, Inc.            3,902,598
     33,690 Home Properties, Inc.                 2,202,315
     27,563 Mid-America Apartment
               Communities, Inc.                  1,867,944
     35,206 Post Properties, Inc.                 1,742,345
     21,288 Sun Communities, Inc.                 1,059,291
    161,765 UDR, Inc.                             4,123,390
     10,306 UMH Properties, Inc.                    105,843
                                               ------------
                                                 54,473,710
                                               ------------
            RETAIL REITS -- 26.0%
     35,506 Acadia Realty Trust                     876,643
      8,158 Agree Realty Corp.                      240,824
      1,330 Alexander's, Inc.                       390,634
    105,429 CBL & Associates Properties, Inc.     2,258,289
     35,442 Cedar Realty Trust, Inc.                183,590
    159,655 DDR Corp.                             2,658,256
     39,974 Equity One, Inc.                        904,612
     30,880 Excel Trust, Inc.                       395,573
     42,040 Federal Realty Investment Trust       4,358,707
    290,798 General Growth Properties, Inc.       5,778,156
     17,297 Getty Realty Corp.                      357,183
     93,255 Glimcher Realty Trust                 1,018,345
     55,812 Inland Real Estate Corp.                570,399
    263,680 Kimco Realty Corp.                    5,650,662
     55,470 Kite Realty Group Trust                 334,484
     88,748 Macerich (The) Co.                    5,410,966
     76,342 National Retail Properties, Inc.      2,626,165
     40,320 Pennsylvania Real Estate
               Investment Trust                     761,242
     38,563 Ramco-Gershenson Properties
               Trust                                598,883
    126,577 Realty Income Corp.                   5,306,108
     59,156 Regency Centers Corp.                 3,005,716

Page 36                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND - FRI

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            RETAIL REITS (CONTINUED)
     37,265 Retail Opportunity Investments
               Corp.                           $    517,984
     20,786 Retail Properties of America, Inc.,
               Class A                              296,824
     14,768 Rouse Properties, Inc.                  289,748
      8,265 Saul Centers, Inc.                      367,462
    200,502 Simon Property Group, Inc.           31,663,276
     60,903 Tanger Factory Outlet Centers, Inc.   2,037,814
     41,126 Taubman Centers, Inc.                 3,090,619
     16,578 Urstadt Biddle Properties, Inc.,
               Class A                              334,378
     72,338 Weingarten Realty Investors           2,225,840
                                               ------------
                                                 84,509,382
                                               ------------
            SPECIALIZED REITS -- 30.1%
     46,644 Ashford Hospitality Trust               534,074
     14,281 Chatham Lodging Trust                   245,348
     30,899 Chesapeake Lodging Trust                642,390
     74,337 Corrections Corp. of America          2,517,794
     79,386 CubeSmart                             1,268,588
    126,160 DiamondRock Hospitality Co.           1,175,811
     30,345 EPR Properties                        1,525,443
     66,841 Extra Space Storage, Inc.             2,802,643
     71,308 FelCor Lodging Trust, Inc. (b)          421,430
     46,248 Geo Group (The), Inc.                 1,570,120
    293,275 HCP, Inc.                            13,326,416
    183,493 Health Care REIT, Inc.               12,299,536
     58,349 Healthcare Realty Trust, Inc.         1,487,900
     34,716 Healthcare Trust of America, Inc.,
               Class A                              389,861
    113,667 Hersha Hospitality Trust                641,082
     90,214 Hospitality Properties Trust          2,370,824
    480,472 Host Hotels & Resorts, Inc.           8,105,563
     61,586 LaSalle Hotel Properties              1,521,174
     22,115 LTC Properties, Inc.                    863,591
     96,841 Medical Properties Trust, Inc.        1,386,763
     15,621 National Health Investors, Inc.         935,073
     74,902 OMEGA Healthcare Investors, Inc.      2,323,460
     39,607 Pebblebrook Hotel Trust               1,023,841
     93,125 Public Storage                       14,278,856
     79,174 RLJ Lodging Trust                     1,780,623
     33,343 Ryman Hospitality Properties          1,300,710
     24,092 Sabra Health Care REIT, Inc.            629,042
    121,301 Senior Housing Properties Trust       3,145,335
     20,273 Sovran Self Storage, Inc.             1,313,488
    114,778 Strategic Hotels & Resorts,
               Inc. (b)                           1,016,933
     42,522 Summit Hotel Properties, Inc.           401,833
    105,058 Sunstone Hotel Investors, Inc. (b)    1,269,101
      8,204 Universal Health Realty Income
               Trust                                353,839
    189,151 Ventas, Inc.                         13,138,428
                                               ------------
                                                 98,006,913
                                               ------------
            TOTAL COMMON STOCKS -- 99.8%        324,664,714
            (Cost $307,115,295)                ------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MONEY MARKET FUND -- 0.1%
    227,868 Morgan Stanley Institutional
               Liquidity Fund - Treasury
               Portfolio - Institutional
               Class - 0.03% (c)               $    227,868
            (Cost $227,868)                    ------------

            TOTAL INVESTMENTS -- 99.9%          324,892,582
            (Cost $307,343,163) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                  379,609
                                               ------------
            NET ASSETS -- 100.0%               $325,272,191
                                               ============

(a) The industry classification is based upon Standard & Poor's Global Industry Classification Standard ("GICS") Sub-Industry.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2013.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,428,545 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,879,126.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $324,664,714    $      --    $      --
Money Market
   Fund                   227,868           --           --
                     --------------------------------------
Total Investments    $324,892,582    $      --    $      --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 37

FIRST TRUST ISE WATER INDEX FUND - FIW

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 97.0%
            CHEMICALS -- 3.3%
     49,549 Ashland, Inc.                      $  4,137,342
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES --
               2.6%
    139,657 Tetra Tech, Inc. (a)                  3,283,336
                                               ------------
            CONSTRUCTION & ENGINEERING -- 6.0%
     49,912 AECOM Technology Corp. (a)            1,586,702
     76,441 Layne Christensen Co. (a)             1,491,364
    157,585 Northwest Pipe Co. (a)                4,396,622
                                               ------------
                                                  7,474,688
                                               ------------
            ELECTRICAL EQUIPMENT -- 6.8%
     43,484 Emerson Electric Co.                  2,371,617
     71,027 Franklin Electric Co., Inc.           2,390,059
     30,396 Roper Industries, Inc.                3,775,791
                                               ------------
                                                  8,537,467
                                               ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 4.0%
    112,888 Badger Meter, Inc.                    5,029,160
                                               ------------
            HEALTH CARE EQUIPMENT & SUPPLIES --
               2.0%
     27,352 IDEXX Laboratories, Inc. (a)          2,455,663
                                               ------------
            INDUSTRIAL CONGLOMERATES -- 3.5%
     68,332 Danaher Corp.                         4,325,416
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               2.9%
     83,223 Agilent Technologies, Inc.            3,558,615
                                               ------------
            MACHINERY -- 43.4%
     41,216 Crane Co.                             2,469,663
    924,700 Energy Recovery, Inc. (a)             3,819,011
  1,220,607 Flow International Corp. (a)          4,504,040
     44,211 Flowserve Corp.                       2,387,836
    146,757 Gorman-Rupp (The) Co.                 4,672,743
     45,266 IDEX Corp.                            2,435,763
     51,320 ITT Corp.                             1,509,321
     62,260 Lindsay Corp.                         4,668,255
     29,592 Mueller Industries, Inc.              1,492,324
    360,060 Mueller Water Products, Inc.,
               Class A                            2,488,015
     35,753 Pall Corp.                            2,375,072
     81,755 Pentair Ltd.                          4,716,446
    272,466 Rexnord Corp. (a)                     4,591,052
     17,332 Valmont Industries, Inc.              2,480,036
    102,701 Watts Water Technologies, Inc.,
               Class A                            4,656,463
    180,030 Xylem, Inc.                           4,850,008
                                               ------------
                                                 54,116,048
                                               ------------
            MULTI-UTILITIES -- 1.1%
    124,247 Veolia Environnment, ADR              1,417,658
                                               ------------
            WATER UTILITIES -- 21.4%
     45,931 American States Water Co.             2,465,117
    119,054 American Water Works Co., Inc.        4,908,596
    155,789 Aqua America, Inc.                    4,874,638
    245,594 California Water Service Group        4,791,539


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            WATER UTILITIES (CONTINUED)
    420,535 Cia de Saneamento Basico do
               Estado de Sao Paulo, ADR        $  4,377,769
    324,629 Consolidated Water Co., Ltd.          3,710,510
     57,554 SJW Corp.                             1,507,915
                                               ------------
                                                 26,636,084
                                               ------------
            TOTAL COMMON STOCKS -- 97.0%        120,971,477
            (Cost $106,926,245)

            MONEY MARKET FUND -- 3.4%
  4,166,898 Morgan Stanley Institutional
               Liquidity Fund - Treasury
               Portfolio - Institutional
               Class - 0.03% (b)                  4,166,898
            (Cost $4,166,898)                  ------------

            TOTAL INVESTMENTS -- 100.4%         125,138,375
            (Cost $111,093,143) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.4)%               (465,886)
                                               ------------
            NET ASSETS -- 100.0%               $124,672,489
                                               ============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of June 30, 2013.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,404,961 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,359,729.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $120,971,477    $      --    $      --
Money Market
   Fund                 4,166,898           --           --
                     --------------------------------------
Total Investments    $125,138,375   $       --    $      --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value.There were no transfers between Levels at June 30, 2013.

Page 38                 See Notes to Financial Statements

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND - FCG

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            GAS UTILITIES -- 4.2%
    747,503 Questar Corp.                      $ 17,827,947
                                               ------------
            OIL, GAS & CONSUMABLE FUELS --
               95.8%
    208,426 Anadarko Petroleum Corp.             17,910,046
    211,421 Apache Corp.                         17,723,422
    812,474 Bill Barrett Corp. (a) (b)           16,428,224
    258,090 Cabot Oil & Gas Corp.                18,329,552
    867,870 Chesapeake Energy Corp. (a)          17,687,191
  1,081,829 Comstock Resources, Inc.             17,017,170
    330,404 Devon Energy Corp.                   17,141,360
  1,027,335 EnCana Corp.                         17,403,055
    225,217 EQT Corp.                            17,875,473
  2,355,321 EXCO Resources, Inc. (a)             17,994,652
  4,193,352 Forest Oil Corp. (a) (b)             17,150,810
  1,496,876 Goodrich Petroleum Corp. (a) (b)     19,160,013
  4,798,809 Magnum Hunter Resources
               Corp. (a) (b)                     17,515,653
    797,669 Newfield Exploration Co. (b)         19,056,312
    309,921 Noble Energy, Inc.                   18,607,657
  3,935,866 Penn Virginia Corp. (b)              18,498,570
    613,172 QEP Resources, Inc.                  17,033,918
  9,203,870 Quicksilver Resources, Inc. (a) (b)  15,462,502
    244,617 Range Resources Corp.                18,913,786
    491,175 Southwestern Energy Co. (b)          17,942,623
    813,210 Statoil ASA, ADR                     16,825,315
  1,564,738 Talisman Energy, Inc.                17,884,955
    859,557 Ultra Petroleum Corp. (a) (b)        17,036,420
                                               ------------
                                                406,598,679
                                               ------------
            TOTAL COMMON STOCKS -- 100.0%       424,426,626
            (Cost $509,261,871)                ------------

            COLLATERAL FOR SECURITIES ON
               LOAN -- 16.5%
            MONEY MARKET FUND -- 3.5%
 14,944,416 Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (c)  14,944,416
            (Cost $14,944,416)

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 13.0%
$54,866,013 JPMorgan Chase & Co., 0.08% (c),
               dated 06/28/13, due 07/01/13,
               with a maturity value of
               $54,866,378. Collateralized by
               U.S. Treasury Bills, interest
               rate of 0.000%, due 09/26/13 to
               10/03/13. The value of the
               collateral including accrued
               interest is $55,962,903.          54,866,013
            (Cost $54,866,013)                 ------------


            DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL COLLATERAL FOR SECURITIES ON
               LOAN - 16.5%                    $ 69,810,429
            (Cost $69,810,429)                 ------------


            TOTAL INVESTMENTS -- 116.5%         494,237,055
            (Cost $579,072,300) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (16.5)%           (69,845,076)
                                               ------------
            NET ASSETS -- 100.0%               $424,391,979
                                               ============

(a) All or a portion of this security is on loan. (See Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $68,217,353 and the total value of the collateral held by the Fund is $69,810,429.

(b)   Non-income producing security.

(c) Interest rate shown reflects yield as of June 30, 2013. (d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $29,128,538 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $113,963,783.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $424,426,626    $      --    $      --
Money Market
   Fund                14,944,416           --           --
Repurchase
   Agreement                   --   54,866,013           --
                     --------------------------------------
Total Investments    $439,371,042  $54,866,013    $      --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 39

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND - FCG

JUNE 30, 2013 (UNAUDITED)

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

The Fund's loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

SECURITIES LENDING AGREEMENTS
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $ 68,217,353
Non-cash Collateral offsetting(1)               (68,217,353)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the cash collateral received from each borrower exceeded the value of the related securities loaned.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENT
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $ 54,866,013
Non-cash Collateral offsetting(1)               (54,866,013)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the collateral received from the seller exceeded the value of the repurchase agreement.

Page 40                 See Notes to Financial Statements

FIRST TRUST ISE CHINDIA INDEX FUND - FNI

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.3%
            AUTOMOBILES -- 3.8%
     87,795 Tata Motors Ltd., ADR              $  2,057,915
                                               ------------
            COMMERCIAL BANKS -- 13.4%
    102,997 HDFC Bank Ltd., ADR                   3,732,611
     94,987 ICICI Bank Ltd., ADR                  3,633,253
                                               ------------
                                                  7,365,864
                                               ------------
            DIVERSIFIED CONSUMER SERVICES --
               0.7%
     18,342 New Oriental Education &
               Technology Group, Inc., ADR          406,275
                                               ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.5%
      8,441 China Telecom Corp., Ltd., ADR          400,947
     30,506 China Unicom (Hong Kong) Ltd.,
               ADR                                  400,849
                                               ------------
                                                    801,796
                                               ------------
            HEALTH CARE EQUIPMENT & SUPPLIES --
               0.7%
     10,238 Mindray Medical International Ltd.,
               ADR                                  383,413
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               5.2%
     27,297 China Lodging Group Ltd., ADR (a)       436,752
     14,003 Home Inns & Hotels Management,
               Inc., ADR (a) (b)                    374,020
     92,386 Melco Crown Entertainment Ltd.,
               ADR (a)                            2,065,751
                                               ------------
                                                  2,876,523
                                               ------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.8%
     11,048 Huaneng Power International, Inc.,
               ADR                                  424,796
                                               ------------
            INSURANCE -- 0.7%
     11,146 China Life Insurance Co., Ltd.,
               ADR (b)                              388,772
                                               ------------
            INTERNET & CATALOG RETAIL -- 3.3%
     32,839 Ctrip.com International Ltd.,
               ADR (a)                            1,071,537
     51,900 E-Commerce China Dangdang, Inc.,
               ADR (a) (b)                          360,186
     12,483 Vipshop Holdings Ltd., ADR (a) (b)      364,004
                                               ------------
                                                  1,795,727
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               15.2%
     39,759 Baidu, Inc., ADR (a)                  3,758,418
      6,636 NetEase, Inc., ADR                      419,196
     25,504 Qihoo 360 Technology Co. Ltd.,
               ADR (a)                            1,177,520
    126,111 Renren, Inc., ADR (a) (b)               377,072


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INTERNET SOFTWARE & SERVICES
               (CONTINUED)
     19,620 SINA Corp. (a)                     $  1,093,422
      6,239 Sohu.com, Inc. (a)                      384,447
     15,745 SouFun Holdings Ltd., ADR (b)           390,791
     19,932 Youku Tudou, Inc., ADR (a)              382,495
     14,214 YY, Inc., ADR (a)                       381,362
                                               ------------
                                                  8,364,723
                                               ------------
            IT SERVICES -- 13.1%
     92,660 Infosys Ltd., ADR (b)                 3,816,665
    304,999 Wipro Ltd., ADR (b)                   2,220,393
     68,130 WNS Holdings Ltd., ADR (a)            1,137,090
                                               ------------
                                                  7,174,148
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               0.7%
     18,961 WuXi PharmaTech Cayman, Inc.,
               ADR (a)                              398,181
                                               ------------
            MARINE -- 0.7%
     17,888 Seaspan Corp. (b)                       371,176
                                               ------------
            METALS & MINING -- 2.7%
     48,365 Aluminum Corp. of China Ltd.,
               ADR (a) (b)                          380,149
    192,603 Sterlite Industries (India) Ltd.,
               ADR                                1,124,801
                                               ------------
                                                  1,504,950
                                               ------------
            OIL, GAS & CONSUMABLE FUELS -- 9.7%
      4,396 China Petroleum & Chemical Corp.,
               ADR                                  402,234
     13,337 CNOOC Ltd., ADR                       2,233,681
     21,054 PetroChina Co., Ltd., ADR (b)         2,330,046
     47,625 Yanzhou Coal Mining Co., Ltd.,
               ADR (b)                              338,614
                                               ------------
                                                  5,304,575
                                               ------------
            PHARMACEUTICALS -- 4.0%
     58,239 Dr. Reddy's Laboratories Ltd.,
               ADR (a)                            2,202,599
                                               ------------
            PROFESSIONAL SERVICES -- 0.8%
      6,670 51job, Inc., ADR (a)                    450,292
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.3%
     58,925 JA Solar Holdings Co., Ltd.,
               ADR (a)                              424,260
     19,131 Spreadtrum Communications, Inc.,
               ADR                                  502,189
     68,266 Trina Solar Ltd., ADR (a) (b)           406,865
    141,051 Yingli Green Energy Holding Co.,
               Ltd., ADR (a) (b)                    457,005
                                               ------------
                                                  1,790,319
                                               ------------

                        See Notes to Financial Statements                Page 41

FIRST TRUST ISE CHINDIA INDEX FUND - FNI

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SOFTWARE -- 5.3%
     34,868 AsiaInfo-Linkage, Inc. (a)         $    402,377
     32,594 AutoNavi Holdings Ltd.,
               ADR (a) (b)                          393,410
     13,054 Changyou.com Ltd., ADR                  397,364
     53,265 Giant Interactive Group, Inc.,
               ADR (b)                              426,653
     50,288 NQ Mobile, Inc., ADR (a) (b)            406,327
     25,444 Perfect World Co., Ltd., ADR            443,234
    104,875 Shanda Games Ltd., ADR (a)              414,256
                                               ------------
                                                  2,883,621
                                               ------------
            TEXTILES, APPAREL & LUXURY GOODS --
               7.2%
     64,085 Michael Kors Holdings Ltd. (a)        3,974,552
                                               ------------
            WIRELESS TELECOMMUNICATION SERVICES
               -- 7.5%
     79,018 China Mobile Ltd., ADR                4,090,762
                                               ------------
            TOTAL COMMON STOCKS -- 100.3%        55,010,979
            (Cost $56,119,842)                 ------------

            COLLATERAL FOR SECURITIES ON
               LOAN -- 16.6%
            MONEY MARKET FUND -- 3.5%
  1,952,316 Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (c)   1,952,316
            (Cost $1,952,316)

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 13.1%
$ 7,167,613 JPMorgan Chase & Co., 0.08% (c),
               dated 06/28/13, due 07/01/13,
               with a maturity value of
               $7,167,661. Collateralized by
               U.S. Treasury Bills, interest
               rate of 0.000%, due 09/26/13 to
               10/03/13. The value of the
               collateral including accrued
               interest is $7,310,909.            7,167,613
            (Cost $7,167,613)                  ------------

            TOTAL COLLATERAL FOR SECURITIES ON
               LOAN - 16.6%                       9,119,929
            (Cost $9,119,929)                  ------------

            TOTAL INVESTMENTS -- 116.9%          64,130,908
            (Cost $65,239,771) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (16.9)%            (9,266,050)
                                               ------------
            NET ASSETS -- 100.0%               $ 54,864,858
                                               ============


(a) All or a portion of this security is on loan. (See Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $8,914,181 and the total value of the collateral held by the Fund is $9,119,929.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2013.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,280,600 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,389,463.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $55,010,979    $       --    $      --
Money Market Fund      1,952,316            --           --
Repurchase
   Agreement                  --     7,167,613           --
                     --------------------------------------
Total Investments    $56,963,295    $7,167,613   $       --
                     ======================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

COUNTRY ALLOCATIONS AS A PERCENTAGE OF NET ASSETS**:
-----------------------------------------------------------
     China                                44.1%
     India                                36.3
     Hong Kong                            19.9
     Net Other Assets and Liabilities     (0.3)
                                         ------
                                         100.0%
                                         ======

 * See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.

Page 42                 See Notes to Financial Statements

FIRST TRUST ISE CHINDIA INDEX FUND - FNI

JUNE 30, 2013 (UNAUDITED)

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

The Fund's loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

SECURITIES LENDING AGREEMENTS
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $  8,914,181
Non-cash Collateral offsetting(1)                (8,914,181)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the cash collateral received from each borrower exceeded the value of the related securities loaned.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENT
-----------------------------------------------------------
Total gross amount presented in Statements of
   Assets and Liabilities                      $  7,167,613
Non-cash Collateral offsetting(1)                (7,167,613)
                                               ------------
Net Amount                                     $         --
                                               ============

(1) At June 30, 2013 the value of the collateral received from the seller exceeded the value of the repurchase agreement.

                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND - QABA

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.1%
            COMMERCIAL BANKS -- 87.1%
      3,575 1st Source Corp.                   $     84,942
      3,503 Ameris Bancorp (a)                       59,026
      1,776 Arrow Financial Corp.                    43,956
     24,608 Associated Banc-Corp.                   382,654
      2,234 BancFirst Corp.                         103,993
      5,477 Bancorp (The), Inc. (a)                  82,100
      5,189 Bank of the Ozarks, Inc.                224,839
      2,856 Banner Corp.                             96,504
     11,589 BBCN Bancorp, Inc.                      164,796
     10,078 BOK Financial Corp.                     645,496
     11,695 Boston Private Financial Holdings,
               Inc.                                 124,435
      1,982 Bryn Mawr Bank Corp.                     47,429
      4,724 Capital Bank Financial Corp.,
               Class A (a)                           89,709
      4,441 Cardinal Financial Corp.                 65,016
     11,571 Cathay General Bancorp                  235,470
      4,040 Chemical Financial Corp.                105,000
      2,297 City Holding Co.                         89,468
      5,899 CoBiz Financial, Inc.                    48,962
      7,487 Columbia Banking System, Inc.           178,265
     13,305 Commerce Bancshares, Inc.               579,566
      2,297 Community Trust Bancorp, Inc.            81,819
     15,399 CVB Financial Corp.                     181,092
      3,775 Eagle Bancorp, Inc. (b)                  84,485
     19,980 East West Bancorp, Inc.                 549,450
     12,720 First Busey Corp.                        57,240
      1,260 First Citizens BancShares, Inc.,
               Class A                              241,983
      2,932 First Community Bancshares, Inc.         45,974
      2,492 First Connecticut Bancorp, Inc.          34,689
      8,488 First Financial Bancorp                 126,471
      4,627 First Financial Bankshares, Inc.        257,539
      1,953 First Financial Corp.                    60,523
      2,703 First Interstate BancSystem, Inc.        56,033
      4,223 First Merchants Corp.                    72,424
     11,015 First Midwest Bancorp, Inc.             151,126
      1,332 First of Long Island (The) Corp.         44,209
     24,317 FirstMerit Corp.                        487,070
      4,524 Flushing Financial Corp.                 74,420
     28,633 Fulton Financial Corp.                  328,707
     10,568 Glacier Bancorp, Inc.                   234,504
      1,999 Great Southern Bancorp, Inc.             53,893
     12,455 Hancock Holding Co.                     374,522
      4,635 Hanmi Financial Corp. (a)                81,900
      2,482 Heartland Financial USA, Inc.            68,230
      8,251 Home BancShares, Inc.                   214,278
      3,056 HomeTrust Bancshares, Inc. (a)           51,830
      4,356 IBERIABANK Corp.                        233,525
      3,358 Independent Bank Corp.                  115,851
      9,859 International Bancshares Corp.          222,616
     16,412 Investors Bancorp, Inc.                 345,965
      4,382 Lakeland Bancorp, Inc.                   45,704
      2,410 Lakeland Financial Corp.                 66,878
      8,040 MB Financial, Inc.                      215,472


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMERCIAL BANKS (CONTINUED)
     21,359 National Penn Bancshares, Inc.     $    217,007
      6,425 NBT Bancorp, Inc.                       136,017
      1,679 OmniAmerican Bancorp, Inc. (a)           36,988
      5,263 PacWest Bancorp                         161,311
      5,139 Pinnacle Financial Partners,
               Inc. (a)                             132,124
     15,149 Popular, Inc. (a)                       459,469
     10,871 PrivateBancorp, Inc.                    230,574
      3,700 Renasant Corp.                           90,058
      2,717 Republic Bancorp, Inc., Class A          59,557
      4,360 S&T Bancorp, Inc.                        85,456
      2,048 S.Y. Bancorp, Inc.                       50,237
      3,662 Sandy Spring Bancorp, Inc.               79,172
      2,498 SCBT Financial Corp.                    125,874
      6,934 Signature Bank (a)                      575,661
      2,423 Simmons First National Corp.,
               Class A                               63,216
      2,749 Southside Bancshares, Inc.               65,646
      2,890 Southwest Bancorp, Inc. (a)              38,148
      4,683 State Bank Financial Corp.               70,386
      3,333 StellarOne Corp.                         65,493
      9,141 Sterling Financial Corp.                217,373
     27,359 Susquehanna Bancshares, Inc.            351,563
      6,614 SVB Financial Group (a)                 551,079
      4,268 Taylor Capital Group, Inc. (a)           72,087
      5,984 Texas Capital Bancshares, Inc. (a)      265,450
      4,630 TowneBank                                68,154
      2,350 TriCo Bancshares                         50,126
      9,854 Trustmark Corp.                         242,211
      5,949 UMB Financial Corp.                     331,181
     16,428 Umpqua Holdings Corp.                   246,584
      3,647 Union First Market Bankshares Corp.      75,092
      7,387 United Bankshares, Inc.                 195,386
      6,320 United Community Banks, Inc. (a)         78,494
      5,861 ViewPoint Financial Group, Inc.         121,967
      2,413 Washington Trust Bancorp, Inc.           68,819
      4,286 WesBanco, Inc.                          113,279
      3,959 Westamerica Bancorporation              180,887
     10,461 Wilshire Bancorp, Inc.                   69,252
      5,435 Wintrust Financial Corp.                208,052
     27,034 Zions Bancorporation                    780,742
                                               ------------
                                                 15,742,220
                                               ------------
            IT SERVICES -- 0.4%
      1,685 Cass Information Systems, Inc.           77,678
                                               ------------
            THRIFTS & MORTGAGE FINANCE -- 12.6%
      6,811 Bank Mutual Corp.                        38,414
     11,577 Beneficial Mutual Bancorp, Inc. (a)      97,247
      2,004 Bofi Holding, Inc. (a)                   91,823
     10,285 Brookline Bancorp, Inc.                  89,274
     21,856 Capitol Federal Financial, Inc.         265,332
      3,338 Charter Financial Corp.                  33,647
      5,287 Dime Community Bancshares, Inc.          80,997
      1,433 First Defiance Financial Corp.           32,314
      2,113 HomeStreet, Inc.                         45,324

Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND - QABA

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            THRIFTS & MORTGAGE FINANCE
               (CONTINUED)
      8,540 Northfield Bancorp, Inc.           $    100,089
     13,753 Northwest Bancshares, Inc.              185,803
      2,591 OceanFirst Financial Corp.               40,290
      6,657 Oritani Financial Corp.                 104,382
      4,024 Rockville Financial, Inc.                52,634
      1,559 Territorial Bancorp, Inc.                35,249
     45,355 TFS Financial Corp. (a)                 507,976
     13,822 TrustCo Bank Corp.                       75,192
      2,887 United Financial Bancorp, Inc.           43,738
     15,287 Washington Federal, Inc.                288,618
      1,291 WSFS Financial Corp.                     67,635
                                               ------------
                                                  2,275,978
                                               ------------
            TOTAL INVESTMENTS -- 100.1%          18,095,876
            (Cost $16,293,031) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                (19,527)
                                               ------------
            NET ASSETS -- 100.0%               $ 18,076,349
                                               ============

(a)   Non-income producing security.

(b)   Non-income producing security which pays in-kind distributions.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,899,270 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $96,425.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1- Quoted Prices
Level 2- Other Significant Observable Inputs
Level 3- Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*        $18,095,876    $      --    $      --
                     ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

                        See Notes to Financial Statements                Page 45

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.1%
            AEROSPACE & DEFENSE -- 2.5%
        298 Boeing (The) Co.                   $     30,527
        145 General Dynamics Corp.                   11,358
        343 Honeywell International, Inc.            27,214
         39 L-3 Communications Holdings, Inc.         3,344
        116 Lockheed Martin Corp.                    12,581
        103 Northrop Grumman Corp.                    8,528
         64 Precision Castparts Corp.                14,465
        142 Raytheon Co.                              9,389
         59 Rockwell Collins, Inc.                    3,741
        121 Textron, Inc.                             3,152
        369 United Technologies Corp.                34,295
                                               ------------
                                                    158,594
                                               ------------
            AIR FREIGHT & LOGISTICS -- 0.7%
         70 C.H. Robinson Worldwide, Inc.             3,941
         90 Expeditors International of
               Washington, Inc.                       3,421
        129 FedEx Corp.                              12,717
        310 United Parcel Service, Inc.,
               Class B                               26,809
                                               ------------
                                                     46,888
                                               ------------
            AIRLINES -- 0.1%
        315 Southwest Airlines Co.                    4,060
                                               ------------
            AUTO COMPONENTS -- 0.4%
         50 BorgWarner, Inc. (a)                      4,307
        127 Delphi Automotive PLC                     6,438
        107 Goodyear Tire & Rubber (The)
               Co. (a)                                1,636
        299 Johnson Controls, Inc.                   10,701
                                               ------------
                                                     23,082
                                               ------------
            AUTOMOBILES -- 0.7%
      1,715 Ford Motor Co.                           26,531
        336 General Motors Co. (a)                   11,192
         98 Harley-Davidson, Inc.                     5,373
                                               ------------
                                                     43,096
                                               ------------
            BEVERAGES -- 2.4%
         70 Beam, Inc.                                4,418
         66 Brown-Forman Corp., Class B               4,458
      1,671 Coca-Cola (The) Co.                      67,024
        112 Coca-Cola Enterprises, Inc.               3,938
         67 Constellation Brands, Inc.,
               Class A (a)                            3,492
         89 Dr. Pepper Snapple Group, Inc.            4,088
         69 Molson Coors Brewing Co., Class B         3,302
         63 Monster Beverage Corp. (a)                3,829
        675 PepsiCo, Inc.                            55,208
                                               ------------
                                                    149,757
                                               ------------
            BIOTECHNOLOGY -- 2.0%
         85 Alexion Pharmaceuticals, Inc. (a)         7,840
        327 Amgen, Inc.                              32,262
        104 Biogen Idec, Inc. (a)                    22,381
        182 Celgene Corp. (a)                        21,278
        666 Gilead Sciences, Inc. (a)                34,106


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            BIOTECHNOLOGY (CONTINUED)
         33 Regeneron Pharmaceuticals,
               Inc. (a)                        $      7,421
                                               ------------
                                                    125,288
                                               ------------
            BUILDING PRODUCTS -- 0.0%
        156 Masco Corp.                               3,040
                                               ------------
            CAPITAL MARKETS -- 2.1%
         88 Ameriprise Financial, Inc.                7,117
        506 Bank of New York Mellon (The)
               Corp.                                 14,193
         54 BlackRock, Inc.                          13,870
        480 Charles Schwab (The) Corp.               10,190
        125 E*TRADE Financial Corp. (a)               1,583
         60 Franklin Resources, Inc.                  8,161
        188 Goldman Sachs Group (The), Inc.          28,435
        194 Invesco Ltd.                              6,169
         49 Legg Mason, Inc.                          1,519
        599 Morgan Stanley                           14,634
         95 Northern Trust Corp.                      5,501
        199 State Street Corp.                       12,977
        113 T. Rowe Price Group, Inc.                 8,266
                                               ------------
                                                    132,615
                                               ------------
            CHEMICALS -- 2.4%
         91 Air Products and Chemicals, Inc.          8,333
         29 Airgas, Inc.                              2,768
         26 CF Industries Holdings, Inc.              4,459
        528 Dow Chemical (The) Co.                   16,986
        402 E.I. du Pont de Nemours & Co.            21,105
         68 Eastman Chemical Co.                      4,761
        116 Ecolab, Inc.                              9,882
         59 FMC Corp.                                 3,603
         36 International Flavors & Fragrances,
               Inc.                                   2,706
        166 LyondellBasell Industries N.V.,
               Class A                               10,999
        233 Monsanto Co.                             23,020
        121 Mosaic (The) Co.                          6,511
         62 PPG Industries, Inc.                      9,077
        129 Praxair, Inc.                            14,856
         37 Sherwin-Williams (The) Co.                6,534
         53 Sigma-Aldrich Corp.                       4,259
                                               ------------
                                                    149,859
                                               ------------
            COMMERCIAL BANKS -- 2.9%
        306 BB&T Corp.                               10,367
         81 Comerica, Inc.                            3,226
        382 Fifth Third Bancorp                       6,895
        366 Huntington Bancshares, Inc.               2,884
        402 KeyCorp                                   4,438
         53 M&T Bank Corp.                            5,923
        231 PNC Financial Services Group, Inc.       16,845
        617 Regions Financial Corp.                   5,880
        235 SunTrust Banks, Inc.                      7,419
        807 U.S. Bancorp                             29,173
      2,149 Wells Fargo & Co.                        88,689

Page 46                 See Notes to Financial Statements

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMMERCIAL BANKS (CONTINUED)
         80 Zions Bancorporation               $      2,311
                                               ------------
                                                    184,050
                                               ------------
            COMMERCIAL SERVICES & SUPPLIES --
               0.5%
         95 ADT (The) Corp.                           3,786
         43 Avery Dennison Corp.                      1,839
         45 Cintas Corp.                              2,049
         73 Iron Mountain, Inc.                       1,943
         88 Pitney Bowes, Inc.                        1,292
        129 Republic Services, Inc.                   4,378
         38 Stericycle, Inc. (a)                      4,196
        202 Tyco International Ltd.                   6,656
        192 Waste Management, Inc.                    7,743
                                               ------------
                                                     33,882
                                               ------------
            COMMUNICATIONS EQUIPMENT -- 1.9%
      2,332 Cisco Systems, Inc.                      56,691
         34 F5 Networks, Inc. (a)                     2,339
         48 Harris Corp.                              2,364
        103 JDS Uniphase Corp. (a)                    1,481
        221 Juniper Networks, Inc. (a)                4,268
        119 Motorola Solutions, Inc.                  6,870
        754 QUALCOMM, Inc.                           46,054
                                               ------------
                                                    120,067
                                               ------------
            COMPUTERS & PERIPHERALS -- 3.8%
        410 Apple, Inc.                             162,393
        640 Dell, Inc.                                8,544
        917 EMC Corp.                                21,660
        841 Hewlett-Packard Co.                      20,857
        157 NetApp, Inc. (a)                          5,931
        106 SanDisk Corp. (a)                         6,477
        139 Seagate Technology PLC                    6,231
         93 Western Digital Corp.                     5,774
                                               ------------
                                                    237,867
                                               ------------
            CONSTRUCTION & ENGINEERING -- 0.2%
         71 Fluor Corp.                               4,211
         57 Jacobs Engineering Group, Inc. (a)        3,142
         93 Quanta Services, Inc. (a)                 2,461
                                               ------------
                                                      9,814
                                               ------------
            CONSTRUCTION MATERIALS -- 0.0%
         57 Vulcan Materials Co.                      2,759
                                               ------------
            CONSUMER FINANCE -- 1.0%
        417 American Express Co.                     31,175
        255 Capital One Financial Corp.              16,016
        214 Discover Financial Services              10,195
        194 SLM Corp.                                 4,435
                                               ------------
                                                     61,821
                                               ------------
            CONTAINERS & PACKAGING -- 0.2%
         65 Ball Corp.                                2,700


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CONTAINERS & PACKAGING (CONTINUED)
         45 Bemis Co., Inc.                    $      1,761
         77 MeadWestvaco Corp.                        2,626
         72 Owens-Illinois, Inc. (a)                  2,001
         85 Sealed Air Corp.                          2,036
                                               ------------
                                                     11,124
                                               ------------
            DISTRIBUTORS -- 0.1%
         68 Genuine Parts Co.                         5,309
                                               ------------
            DIVERSIFIED CONSUMER SERVICES --
               0.0%
        119 H&R Block, Inc.                           3,302
                                               ------------
            DIVERSIFIED FINANCIAL SERVICES --
               3.9%
      4,704 Bank of America Corp.                    60,494
      1,328 Citigroup, Inc.                          63,704
        134 CME Group, Inc.                          10,181
         32 IntercontinentalExchange, Inc. (a)        5,688
      1,649 JPMorgan Chase & Co.                     87,051
        129 Leucadia National Corp.                   3,382
        120 McGraw Hill Financial, Inc.               6,383
         85 Moody's Corp.                             5,179
         51 NASDAQ OMX Group (The), Inc.              1,672
        106 NYSE Euronext                             4,389
                                               ------------
                                                    248,123
                                               ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.5%
      2,347 AT&T, Inc.                               83,084
        266 CenturyLink, Inc.                         9,403
        435 Frontier Communications Corp.             1,762
      1,248 Verizon Communications, Inc.             62,824
        259 Windstream Corp.                          1,997
                                               ------------
                                                    159,070
                                               ------------
            ELECTRIC UTILITIES -- 1.9%
        212 American Electric Power Co., Inc.         9,493
        308 Duke Energy Corp.                        20,790
        142 Edison International                      6,839
         78 Entergy Corp.                             5,435
        373 Exelon Corp.                             11,518
        182 FirstEnergy Corp.                         6,796
        185 NextEra Energy, Inc.                     15,074
        137 Northeast Utilities                       5,757
        108 Pepco Holdings, Inc.                      2,177
         48 Pinnacle West Capital Corp.               2,663
        258 PPL Corp.                                 7,807
        380 Southern (The) Co.                       16,769
        217 Xcel Energy, Inc.                         6,150
                                               ------------
                                                    117,268
                                               ------------
            ELECTRICAL EQUIPMENT -- 0.7%
        206 Eaton Corp. PLC                          13,557

                        See Notes to Financial Statements                Page 47

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ELECTRICAL EQUIPMENT (CONTINUED)
        314 Emerson Electric Co.               $     17,126
         61 Rockwell Automation, Inc.                 5,071
         43 Roper Industries, Inc.                    5,341
                                               ------------
                                                     41,095
                                               ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.4%
         70 Amphenol Corp., Class A                   5,456
        644 Corning, Inc.                             9,164
         62 FLIR Systems, Inc.                        1,672
         80 Jabil Circuit, Inc.                       1,631
         60 Molex, Inc.                               1,760
        181 TE Connectivity Ltd.                      8,243
                                               ------------
                                                     27,926
                                               ------------
            ENERGY EQUIPMENT & SERVICES -- 1.8%
        193 Baker Hughes, Inc.                        8,903
        108 Cameron International Corp. (a)           6,605
         30 Diamond Offshore Drilling, Inc.           2,064
        102 Ensco PLC, Class A                        5,928
        103 FMC Technologies, Inc. (a)                5,735
        407 Halliburton Co.                          16,980
         46 Helmerich & Payne, Inc.                   2,873
        129 Nabors Industries Ltd.                    1,975
        186 National Oilwell Varco, Inc.             12,815
        111 Noble Corp.                               4,171
         54 Rowan Cos. PLC, Class A (a)               1,840
        580 Schlumberger Ltd.                        41,563
                                               ------------
                                                    111,452
                                               ------------
            FOOD & STAPLES RETAILING -- 2.4%
        191 Costco Wholesale Corp.                   21,119
        534 CVS Caremark Corp.                       30,534
        227 Kroger (The) Co.                          7,841
        105 Safeway, Inc.                             2,484
        259 Sysco Corp.                               8,848
        376 Walgreen Co.                             16,619
        715 Wal-Mart Stores, Inc.                    53,260
        150 Whole Foods Market, Inc.                  7,722
                                               ------------
                                                    148,427
                                               ------------
            FOOD PRODUCTS -- 1.7%
        288 Archer-Daniels-Midland Co.                9,766
         78 Campbell Soup Co.                         3,494
        182 ConAgra Foods, Inc.                       6,357
        281 General Mills, Inc.                      13,637
         65 Hershey (The) Co.                         5,803
         59 Hormel Foods Corp.                        2,276
         47 J.M. Smucker (The) Co.                    4,848
        111 Kellogg Co.                               7,130
        259 Kraft Foods Group, Inc.                  14,470
         58 McCormick & Co., Inc.                     4,081
         88 Mead Johnson Nutrition Co.                6,972
        779 Mondelez International, Inc.,
               Class A                               22,225


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            FOOD PRODUCTS (CONTINUED)
        124 Tyson Foods, Inc., Class A         $      3,184
                                               ------------
                                                    104,243
                                               ------------
            GAS UTILITIES -- 0.1%
         52 AGL Resources, Inc.                       2,229
         90 ONEOK, Inc.                               3,718
                                               ------------
                                                      5,947
                                               ------------
            HEALTH CARE EQUIPMENT & SUPPLIES --
               2.1%
        680 Abbott Laboratories                      23,718
        236 Baxter International, Inc.               16,348
         85 Becton, Dickinson & Co.                   8,401
        589 Boston Scientific Corp. (a)               5,460
         33 C. R. Bard, Inc.                          3,586
         96 CareFusion Corp. (a)                      3,538
        205 Covidien PLC                             12,882
         63 DENTSPLY International, Inc.              2,581
         49 Edwards Lifesciences Corp. (a)            3,293
         18 Intuitive Surgical, Inc. (a)              9,118
        441 Medtronic, Inc.                          22,698
        124 St. Jude Medical, Inc.                    5,658
        125 Stryker Corp.                             8,085
         47 Varian Medical Systems, Inc. (a)          3,170
         73 Zimmer Holdings, Inc.                     5,471
                                               ------------
                                                    134,007
                                               ------------
            HEALTH CARE PROVIDERS & SERVICES --
               2.0%
        165 Aetna, Inc.                              10,484
        101 AmerisourceBergen Corp.                   5,639
        149 Cardinal Health, Inc.                     7,033
        124 Cigna Corp.                               8,989
         37 DaVita HealthCare Partners,
               Inc. (a)                               4,470
        356 Express Scripts Holding Co. (a)          21,962
         69 Humana, Inc.                              5,822
         41 Laboratory Corp. of America
               Holdings (a)                           4,104
         99 McKesson Corp.                           11,335
         36 Patterson Cos., Inc.                      1,354
         69 Quest Diagnostics, Inc.                   4,183
         45 Tenet Healthcare Corp. (a)                2,074
        445 UnitedHealth Group, Inc.                 29,139
        131 WellPoint, Inc.                          10,721
                                               ------------
                                                    127,309
                                               ------------
            HEALTH CARE TECHNOLOGY -- 0.1%
         64 Cerner Corp. (a)                          6,150
                                               ------------
            HOTELS, RESTAURANTS & LEISURE --
               1.8%
        194 Carnival Corp.                            6,652
         13 Chipotle Mexican Grill, Inc. (a)          4,737
         57 Darden Restaurants, Inc.                  2,877
        114 International Game Technology             1,905
        105 Marriott International, Inc.,
               Class A                                4,239

Page 48                 See Notes to Financial Statements

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
        437 McDonald's Corp.                   $     43,263
        327 Starbucks Corp.                          21,415
         85 Starwood Hotels & Resorts
               Worldwide, Inc.                        5,371
         59 Wyndham Worldwide Corp.                   3,377
         35 Wynn Resorts Ltd.                         4,480
        196 Yum! Brands, Inc.                        13,591
                                               ------------
                                                    111,907
                                               ------------
            HOUSEHOLD DURABLES -- 0.3%
        122 D.R. Horton, Inc.                         2,596
         48 Garmin Ltd.                               1,736
         30 Harman International Industries,
               Inc.                                   1,626
         62 Leggett & Platt, Inc.                     1,928
         72 Lennar Corp., Class A                     2,595
        126 Newell Rubbermaid, Inc.                   3,307
        149 PulteGroup, Inc. (a)                      2,826
         35 Whirlpool Corp.                           4,003
                                               ------------
                                                     20,617
                                               ------------
            HOUSEHOLD PRODUCTS -- 2.1%
         57 Clorox (The) Co.                          4,739
        383 Colgate-Palmolive Co.                    21,942
        168 Kimberly-Clark Corp.                     16,320
      1,196 Procter & Gamble (The) Co.               92,080
                                               ------------
                                                    135,081
                                               ------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.1%
        270 AES (The) Corp.                           3,237
        141 NRG Energy, Inc.                          3,765
                                               ------------
                                                      7,002
                                               ------------
            INDUSTRIAL CONGLOMERATES -- 2.4%
        277 3M Co.                                   30,290
        254 Danaher Corp.                            16,078
      4,512 General Electric Co.                    104,633
                                               ------------
                                                    151,001
                                               ------------
            INSURANCE -- 4.4%
        148 ACE Ltd.                                 13,243
        203 Aflac, Inc.                              11,798
        204 Allstate (The) Corp.                      9,817
        644 American International Group,
               Inc. (a)                              28,787
        135 Aon PLC                                   8,687
         34 Assurant, Inc.                            1,731
        796 Berkshire Hathaway, Inc.,
               Class B (a)                           89,088
        113 Chubb (The) Corp.                         9,565
         64 Cincinnati Financial Corp.                2,938
        215 Genworth Financial, Inc.,
               Class A (a)                            2,453
        199 Hartford Financial Services Group
               (The), Inc.                            6,153
        117 Lincoln National Corp.                    4,267


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INSURANCE (CONTINUED)
        134 Loews Corp.                        $      5,950
        240 Marsh & McLennan Cos., Inc.               9,581
        478 MetLife, Inc.                            21,873
        120 Principal Financial Group, Inc.           4,494
        242 Progressive (The) Corp.                   6,152
        203 Prudential Financial, Inc.               14,825
         40 Torchmark Corp.                           2,606
        164 Travelers (The) Cos., Inc.               13,107
        116 Unum Group                                3,407
        126 XL Group PLC                              3,820
                                               ------------
                                                    274,342
                                               ------------
            INTERNET & CATALOG RETAIL -- 1.2%
        159 Amazon.com, Inc. (a)                     44,153
         41 Expedia, Inc.                             2,466
         24 Netflix, Inc. (a)                         5,066
         23 priceline.com, Inc. (a)                  19,024
         48 TripAdvisor, Inc. (a)                     2,922
                                               ------------
                                                     73,631
                                               ------------
            INTERNET SOFTWARE & SERVICES --
               2.3%
         78 Akamai Technologies, Inc. (a)             3,319
        510 eBay, Inc. (a)                           26,377
        117 Google, Inc., Class A (a)               103,003
         66 Verisign, Inc. (a)                        2,948
        416 Yahoo!, Inc. (a)                         10,446
                                               ------------
                                                    146,093
                                               ------------
            IT SERVICES -- 3.6%
        284 Accenture PLC, Class A                   20,437
        212 Automatic Data Processing, Inc.          14,598
        132 Cognizant Technology Solutions
               Corp., Class A (a)                     8,264
         66 Computer Sciences Corp.                   2,889
        128 Fidelity National Information
               Services, Inc.                         5,484
         58 Fiserv, Inc. (a)                          5,070
        455 International Business Machines
               Corp.                                 86,955
         46 MasterCard, Inc., Class A                26,427
        141 Paychex, Inc.                             5,149
        124 SAIC, Inc.                                1,727
         71 Teradata Corp. (a)                        3,566
         70 Total System Services, Inc.               1,714
        221 Visa, Inc., Class A                      40,388
        243 Western Union Co.                         4,158
                                               ------------
                                                    226,826
                                               ------------
            LEISURE EQUIPMENT & PRODUCTS --
               0.1%
         50 Hasbro, Inc.                              2,241
        151 Mattel, Inc.                              6,842
                                               ------------
                                                      9,083
                                               ------------
            LIFE SCIENCES TOOLS & SERVICES --
               0.5%
        150 Agilent Technologies, Inc.                6,414


                        See Notes to Financial Statements                Page 49

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            LIFE SCIENCES TOOLS & SERVICES
               (CONTINUED)
         75 Life Technologies Corp. (a)        $      5,551
         49 PerkinElmer, Inc.                         1,592
        157 Thermo Fisher Scientific, Inc.           13,287
         37 Waters Corp. (a)                          3,702
                                               ------------
                                                     30,546
                                               ------------
            MACHINERY -- 1.7%
        287 Caterpillar, Inc.                        23,675
         77 Cummins, Inc.                             8,351
        169 Deere & Co.                              13,731
         75 Dover Corp.                               5,825
         63 Flowserve Corp.                           3,403
        181 Illinois Tool Works, Inc.                12,520
        121 Ingersoll-Rand PLC                        6,718
         46 Joy Global, Inc.                          2,232
        154 PACCAR, Inc.                              8,264
         49 Pall Corp.                                3,255
         65 Parker Hannifin Corp.                     6,201
         89 Pentair Ltd.                              5,134
         25 Snap-on, Inc.                             2,235
         71 Stanley Black & Decker, Inc.              5,488
         81 Xylem, Inc.                               2,182
                                               ------------
                                                    109,214
                                               ------------
            MEDIA -- 3.6%
         94 Cablevision Systems Corp., Class A        1,581
        249 CBS Corp., Class B                       12,169
      1,149 Comcast Corp., Class A                   48,120
        244 DIRECTV (a)                              15,035
        107 Discovery Communications, Inc.,
               Class A (a)                            8,261
        100 Gannett Co., Inc.                         2,446
        187 Interpublic Group of Cos. (The),
               Inc.                                   2,721
        868 News Corp., Class A (a)                  28,297
        113 Omnicom Group, Inc.                       7,104
         37 Scripps Networks Interactive,
               Class A                                2,470
        127 Time Warner Cable, Inc.                  14,285
        407 Time Warner, Inc.                        23,533
        195 Viacom, Inc., Class B                    13,270
        786 Walt Disney (The) Co.                    49,636
          2 Washington Post (The) Co., Class B          968
                                               ------------
                                                    229,896
                                               ------------
            METALS & MINING -- 0.5%
        467 Alcoa, Inc.                               3,652
         47 Allegheny Technologies, Inc.              1,237
         67 Cliffs Natural Resources, Inc.            1,089
        453 Freeport-McMoRan Copper &
               Gold, Inc.                            12,507
        217 Newmont Mining Corp.                      6,499
        139 Nucor Corp.                               6,022
         63 United States Steel Corp.                 1,104
                                               ------------
                                                     32,110
                                               ------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MULTILINE RETAIL -- 0.8%
        131 Dollar General Corp. (a)           $      6,606
         98 Dollar Tree, Inc. (a)                     4,982
         42 Family Dollar Stores, Inc.                2,617
         62 J. C. Penney Co., Inc. (a)                1,059
         89 Kohl's Corp.                              4,496
        167 Macy's, Inc.                              8,016
         65 Nordstrom, Inc.                           3,896
        280 Target Corp.                             19,281
                                               ------------
                                                     50,953
                                               ------------
            MULTI-UTILITIES -- 1.2%
        106 Ameren Corp.                              3,651
        187 CenterPoint Energy, Inc.                  4,392
        116 CMS Energy Corp.                          3,152
        128 Consolidated Edison, Inc.                 7,464
        252 Dominion Resources, Inc.                 14,319
         76 DTE Energy Co.                            5,093
         35 Integrys Energy Group, Inc.               2,048
        136 NiSource, Inc.                            3,895
        193 PG&E Corp.                                8,826
        221 Public Service Enterprise Group,
               Inc.                                   7,218
         61 SCANA Corp.                               2,995
         98 Sempra Energy                             8,012
         89 TECO Energy, Inc.                         1,530
        100 Wisconsin Energy Corp.                    4,099
                                               ------------
                                                     76,694
                                               ------------
            OFFICE ELECTRONICS -- 0.1%
        536 Xerox Corp.                               4,861
                                               ------------
            OIL, GAS & CONSUMABLE FUELS -- 8.7%
        219 Anadarko Petroleum Corp.                 18,819
        171 Apache Corp.                             14,335
         92 Cabot Oil & Gas Corp.                     6,534
        226 Chesapeake Energy Corp.                   4,606
        846 Chevron Corp.                           100,116
        533 ConocoPhillips                           32,246
        100 CONSOL Energy, Inc.                       2,710
        163 Denbury Resources, Inc. (a)               2,823
        165 Devon Energy Corp.                        8,560
        119 EOG Resources, Inc.                      15,670
         66 EQT Corp.                                 5,238
      1,940 Exxon Mobil Corp.                       175,279
        130 Hess Corp.                                8,644
        276 Kinder Morgan, Inc.                      10,529
        309 Marathon Oil Corp.                       10,685
        142 Marathon Petroleum Corp.                 10,091
         79 Murphy Oil Corp.                          4,810
         59 Newfield Exploration Co. (a)              1,409
        157 Noble Energy, Inc.                        9,426
        352 Occidental Petroleum Corp.               31,409
        118 Peabody Energy Corp.                      1,728
        270 Phillips 66                              15,906
         60 Pioneer Natural Resources Co.             8,685
         78 QEP Resources, Inc.                       2,167
         71 Range Resources Corp.                     5,490

Page 50                 See Notes to Financial Statements

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
        153 Southwestern Energy Co. (a)        $      5,589
        292 Spectra Energy Corp.                     10,062
         59 Tesoro Corp.                              3,087
        238 Valero Energy Corp.                       8,275
        298 Williams (The) Cos., Inc.                 9,676
         87 WPX Energy, Inc. (a)                      1,648
                                               ------------
                                                    546,252
                                               ------------
            PAPER & FOREST PRODUCTS -- 0.1%
        194 International Paper Co.                   8,596
                                               ------------
            PERSONAL PRODUCTS -- 0.2%
        189 Avon Products, Inc.                       3,974
        105 Estee Lauder (The) Cos., Inc.,
               Class A                                6,906
                                               ------------
                                                     10,880
                                               ------------
            PHARMACEUTICALS -- 5.9%
        691 AbbVie, Inc.                             28,566
         56 Actavis, Inc. (a)                         7,068
        129 Allergan, Inc.                           10,867
        717 Bristol-Myers Squibb Co.                 32,043
        433 Eli Lilly & Co.                          21,269
        102 Forest Laboratories, Inc. (a)             4,182
         72 Hospira, Inc. (a)                         2,758
      1,226 Johnson & Johnson                       105,264
      1,317 Merck & Co., Inc.                        61,175
        166 Mylan, Inc. (a)                           5,151
         39 Perrigo Co.                               4,719
      2,912 Pfizer, Inc.                             81,565
        218 Zoetis, Inc.                              6,734
                                               ------------
                                                    371,361
                                               ------------
            PROFESSIONAL SERVICES -- 0.1%
         17 Dun & Bradstreet (The) Corp.              1,657
         53 Equifax, Inc.                             3,123
         61 Robert Half International, Inc.           2,027
                                               ------------
                                                      6,807
                                               ------------
            REAL ESTATE INVESTMENT TRUSTS --
               2.1%
        173 American Tower Corp.                     12,658
         64 Apartment Investment &
               Management Co., Class A                1,923
         53 AvalonBay Communities, Inc.               7,150
         66 Boston Properties, Inc.                   6,961
        140 Equity Residential                        8,128
        198 HCP, Inc.                                 8,997
        124 Health Care REIT, Inc.                    8,312
        325 Host Hotels & Resorts, Inc.               5,483
        178 Kimco Realty Corp.                        3,815
         60 Macerich (The) Co.                        3,658
         71 Plum Creek Timber Co., Inc.               3,314
        217 Prologis, Inc.                            8,185


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
               (CONTINUED)
         63 Public Storage                     $      9,660
        136 Simon Property Group, Inc.               21,477
        128 Ventas, Inc.                              8,891
         74 Vornado Realty Trust                      6,131
        239 Weyerhaeuser Co.                          6,809
                                               ------------
                                                    131,552
                                               ------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.0%
        132 CBRE Group, Inc., Class A (a)             3,083
                                               ------------
            ROAD & RAIL -- 0.9%
        446 CSX Corp.                                10,343
         48 Kansas City Southern                      5,086
        137 Norfolk Southern Corp.                    9,953
         23 Ryder System, Inc.                        1,398
        204 Union Pacific Corp.                      31,473
                                               ------------
                                                     58,253
                                               ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.1%
        265 Advanced Micro Devices, Inc. (a)          1,081
        140 Altera Corp.                              4,619
        134 Analog Devices, Inc.                      6,038
        524 Applied Materials, Inc.                   7,813
        229 Broadcom Corp., Class A                   7,731
         29 First Solar, Inc. (a)                     1,297
      2,169 Intel Corp.                              52,533
         72 KLA-Tencor Corp.                          4,012
         71 Lam Research Corp. (a)                    3,148
        102 Linear Technology Corp.                   3,758
        240 LSI Corp. (a)                             1,714
         86 Microchip Technology, Inc.                3,203
        449 Micron Technology, Inc. (a)               6,434
        252 NVIDIA Corp.                              3,536
         83 Teradyne, Inc. (a)                        1,458
        484 Texas Instruments, Inc.                  16,877
        115 Xilinx, Inc.                              4,555
                                               ------------
                                                    129,807
                                               ------------
            SOFTWARE -- 3.5%
        219 Adobe Systems, Inc. (a)                   9,978
         98 Autodesk, Inc. (a)                        3,326
         58 BMC Software, Inc. (a)                    2,618
        145 CA, Inc.                                  4,151
         82 Citrix Systems, Inc. (a)                  4,947
        132 Electronic Arts, Inc. (a)                 3,032
        122 Intuit, Inc.                              7,446
      3,279 Microsoft Corp.                         113,224
      1,603 Oracle Corp.                             49,244
         83 Red Hat, Inc. (a)                         3,969
        237 Salesforce.com, Inc. (a)                  9,049
        304 Symantec Corp.                            6,831
                                               ------------
                                                    217,815
                                               ------------

                        See Notes to Financial Statements                Page 51

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

JUNE 30, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SPECIALTY RETAIL -- 2.3%
         34 Abercrombie & Fitch Co., Class A   $      1,538
         17 AutoNation, Inc. (a)                        738
         16 AutoZone, Inc. (a)                        6,779
         95 Bed Bath & Beyond, Inc. (a)               6,735
        117 Best Buy Co., Inc.                        3,198
         98 CarMax, Inc. (a)                          4,524
         52 GameStop Corp., Class A                   2,186
        127 Gap (The), Inc.                           5,300
        637 Home Depot (The), Inc.                   49,348
        105 L Brands, Inc.                            5,171
        468 Lowe's Cos., Inc.                        19,141
         48 O'Reilly Automotive, Inc. (a)             5,406
         45 PetSmart, Inc.                            3,014
         96 Ross Stores, Inc.                         6,222
        290 Staples, Inc.                             4,599
         52 Tiffany & Co.                             3,788
        314 TJX (The) Cos., Inc.                     15,719
         48 Urban Outfitters, Inc. (a)                1,931
                                               ------------
                                                    145,337
                                               ------------
            TEXTILES, APPAREL & LUXURY GOODS --
               0.7%
        123 Coach, Inc.                               7,022
         23 Fossil Group, Inc. (a)                    2,376
        316 NIKE, Inc., Class B                      20,123
         35 PVH Corp.                                 4,377
         27 Ralph Lauren Corp.                        4,691
         38 VF Corp.                                  7,336
                                               ------------
                                                     45,925
                                               ------------
            THRIFTS & MORTGAGE FINANCE -- 0.1%
        207 Hudson City Bancorp, Inc.                 1,896
        148 People's United Financial, Inc.           2,205
                                               ------------
                                                      4,101
                                               ------------
            TOBACCO -- 1.7%
        876 Altria Group, Inc.                       30,651
        165 Lorillard, Inc.                           7,207
        714 Philip Morris International, Inc.        61,847
        139 Reynolds American, Inc.                   6,724
                                               ------------
                                                    106,429
                                               ------------
            TRADING COMPANIES & DISTRIBUTORS --
               0.2%
        118 Fastenal Co.                              5,410
         26 W.W. Grainger, Inc.                       6,557
                                               ------------
                                                     11,967
                                               ------------
            WIRELESS TELECOMMUNICATION SERVICES
               -- 0.3%
        128 Crown Castle International
               Corp. (a)                              9,266
      1,317 Sprint Nextel Corp. (a)                   9,245
                                               ------------
                                                     18,511
                                               ------------


CONTRACTS   DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL COMMON STOCKS -- 99.1%       $  6,243,824
            (Cost $5,582,795)

            OPTION PURCHASED -- 0.9%
            CALL OPTION
        813 VIX US, expiring 07/17/2013,
               Strike Price $22 (a)                  52,845
            (Cost $61,819)                     ------------

            TOTAL INVESTMENTS -- 100.0%           6,296,669
            (Cost $5,644,614) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                    1,655
                                               ------------
            NET ASSETS -- 100.0%               $  6,298,324
                                               ============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $769,322 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $117,267.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1- Quoted Prices
Level 2- Other Significant Observable Inputs
Level 3- Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*        $6,243,824     $      --    $      --
Option Purchased          52,845            --           --
                      -------------------------------------
Total Investments     $6,296,669     $      --    $      --
                      =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.

Page 52                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2013 (UNAUDITED)

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                            NASDAQ-100         NASDAQ-100-         NASDAQ-100
                                                                          EQUAL WEIGHTED    TECHNOLOGY SECTOR  EX-TECHNOLOGY SECTOR
                                                                          INDEX(SM) FUND     INDEX(SM) FUND       INDEX(SM) FUND
                                                                              (QQEW)             (QTEC)              (QQXT)
                                                                          --------------    -----------------  -------------------
ASSETS:
Investments, at value.................................................    $  142,516,319     $   125,216,732     $    60,822,448
Repurchase agreement, at value........................................                --                  --                  --
Cash..................................................................            22,219             153,321                  --
Receivables:
      Capital shares sold.............................................         1,506,765                  --                  --
      Investment securities sold......................................                --                  --                  --
      Dividends.......................................................           110,103              28,564              74,383
      Securities lending income.......................................             1,570                  --                 905
      Reclaims........................................................                --                  --                  --
      Interest........................................................                --                  --                   1
      Due from authorized participant.................................                --                 143                  --
Prepaid expenses......................................................             2,359               3,184               1,062
                                                                          --------------     ---------------     ---------------
      TOTAL ASSETS....................................................       144,159,335         125,401,944          60,898,799
                                                                          --------------     ---------------     ---------------
LIABILITIES:
Due to custodian......................................................                --                  --               1,282
Payables:
      Capital shares purchased........................................                --                  --                  --
      Investment securities purchased.................................         1,506,494                  --                  --
      Collateral for securities on loan...............................         1,011,005                  --             775,020
      Investment advisory fees........................................            43,629              46,621              17,103
      Licensing fees..................................................            33,591              29,079              14,730
      Audit and tax fees..............................................            14,618              14,618              14,618
      Printing fees...................................................             6,948              12,326               3,738
      Trustees' fees..................................................                --                  --                  --
      Due to authorized participant...................................                --                  --                  --
Other liabilities.....................................................            61,478              60,432              28,604
                                                                          --------------     ---------------     ---------------
      TOTAL LIABILITIES...............................................         2,677,763             163,076             855,095
                                                                          --------------     ---------------     ---------------
NET ASSETS............................................................    $  141,481,572     $   125,238,868     $    60,043,704
                                                                          ==============     ===============     ===============

NET ASSETS CONSIST OF:
Paid-in capital.......................................................    $  138,596,174     $   140,710,101     $    52,235,416
Par value.............................................................            47,000              43,500              20,500
Accumulated net investment income (loss)..............................            15,244              12,785               8,693
Accumulated net realized gain (loss) on investments...................       (12,501,298)        (21,661,264)         (2,691,616)
Net unrealized appreciation (depreciation) on investments.............        15,324,452           6,133,746          10,470,711
                                                                          --------------     ---------------     ---------------
NET ASSETS............................................................    $  141,481,572     $   125,238,868     $    60,043,704
                                                                          ==============     ===============     ===============
NET ASSET VALUE, per share............................................    $        30.10     $         28.79     $         29.29
                                                                          ==============     ===============     ===============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).........................................         4,700,002           4,350,002           2,050,002
                                                                          --------------     ---------------     ---------------
Investments, at cost..................................................     $ 127,191,867     $   119,082,986     $    50,351,737
                                                                          ==============     ===============     ===============
Repurchase agreement, at cost.........................................    $           --     $            --     $            --
                                                                          ==============     ===============     ===============
Securities on loan, at value..........................................    $      990,211     $            --     $       759,082
                                                                          ==============     ===============     ===============

Page 54                 See Notes to Financial Statements

       FIRST TRUST                                                                                           FIRST TRUST
        NASDAQ(R)          FIRST TRUST          FIRST TRUST          FIRST TRUST         FIRST TRUST        NASDAQ(R) ABA
      CLEAN EDGE(R)            S&P                  ISE              ISE-REVERE              ISE              COMMUNITY
      GREEN ENERGY            REIT                 WATER             NATURAL GAS           CHINDIA              BANK
       INDEX FUND          INDEX FUND           INDEX FUND           INDEX FUND          INDEX FUND          INDEX FUND
         (QCLN)               (FRI)                (FIW)                (FCG)               (FNI)              (QABA)
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------

     $    57,427,031     $   324,892,582      $   125,138,375      $   439,371,042     $    56,963,295     $    18,095,876
                  --                  --                   --           54,866,013           7,167,613                  --
                  --                  --                   --                   --                  --              17,038

             705,972                  --                   --                   --                  --           1,486,516
             125,977         137,592,870               76,061            1,589,903                  --                  --
                  --           1,275,269              141,968              218,251             276,037              23,994
              24,154                  --                   --               33,393               8,761                  --
                  --                  --               70,242               58,479                  --                  --
                  --                   7                   12                   13                  --                  --
                  --                  --                   --                   --                  --                  --
                 830               5,478                3,078                6,507               3,511                 264
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
          58,283,964         463,766,206          125,429,736          496,143,601          64,419,217          19,623,688
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------

              88,159                 110                   29            1,415,932             318,145                  --

                  --         137,864,322                   --                   --                  --                  --
             710,563             140,674              630,501                   --                  --           1,520,990
           6,594,954                  --                   --           69,810,429           9,119,929                  --
              13,486             126,404               46,628              154,029              47,335                 698
               9,540              86,587               14,722              106,422              11,925               3,501
              14,618              14,618               14,618               14,618              14,618              14,618
               2,534              36,859                4,004               18,627               4,412                 833
                  --               2,022                   --                2,916                  --                  --
                  --                  14                   --               26,114                  --                  --
              20,053             222,405               46,745              202,535              37,995               6,699
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
           7,453,907         138,494,015              757,247           71,751,622           9,554,359           1,547,339
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
     $    50,830,057     $   325,272,191      $   124,672,489      $   424,391,979     $    54,864,858     $    18,076,349
     ===============     ===============      ===============      ===============     ===============     ===============


     $    76,858,304     $   286,823,615      $   123,016,761      $   632,376,137     $   104,684,550     $    16,822,871
              36,000             174,500               45,000              264,000              26,000               6,000
             (19,838)          3,100,620               12,337              (80,877)             15,839               8,564
         (30,085,495)         17,624,037          (12,446,841)        (123,332,036)        (48,752,668)           (563,931)
           4,041,086          17,549,419           14,045,232         (84,835,245)         (1,108,863)           1,802,845
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
     $    50,830,057     $   325,272,191      $   124,672,489      $   424,391,979     $    54,864,858     $    18,076,349
     ===============     ===============      ===============      ===============     ===============     ===============
     $         14.12             $ 18.64              $ 27.70      $         16.08     $         21.10     $         30.13
     ===============     ===============      ===============      ===============     ===============     ===============

           3,600,002          17,450,002            4,500,002           26,400,002           2,600,002             600,002
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
     $    53,385,945     $   307,343,163      $   111,093,143      $   524,206,287     $    58,072,158     $    16,293,031
     ===============     ===============      ===============      ===============     ===============     ===============
     $            --     $            --      $            --      $    54,866,013     $     7,167,613     $            --
     ===============     ===============      ===============      ===============     ===============     ===============
     $     6,413,438     $            --      $            --      $    68,217,353     $     8,914,181     $            --
     ===============     ===============      ===============      ===============     ===============     ===============

                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

                                                                            FIRST TRUST
                                                                               CBOE
                                                                              S&P 500
                                                                                VIX
                                                                          TAIL HEDGE FUND
                                                                              (VIXH)
                                                                          ---------------
ASSETS:
Investments, at value.................................................    $     6,296,669
Repurchase agreement, at value........................................                 --
Cash..................................................................                 --
Receivables:
      Capital shares sold.............................................                 --
      Investment securities sold......................................                779
      Dividends.......................................................              7,725
      Securities lending income.......................................                 --
      Reclaims........................................................                 --
      Interest........................................................                 --
      Due from authorized participant.................................                 --
Prepaid expenses......................................................                 --
                                                                          ---------------
      TOTAL ASSETS....................................................          6,305,173
                                                                          ---------------
LIABILITIES:
Due to custodian......................................................              3,683
Payables:
      Capital shares purchased........................................                 --
      Investment securities purchased.................................                 --
      Collateral for securities on loan...............................                 --
      Investment advisory fees........................................              3,166
      Licensing fees..................................................                 --
      Audit and tax fees..............................................                 --
      Printing fees...................................................                 --
      Trustees' fees..................................................                 --
      Due to authorized participant...................................                 --
Other liabilities.....................................................                 --
                                                                          ---------------
      TOTAL LIABILITIES...............................................              6,849
                                                                          ---------------
NET ASSETS............................................................    $     6,298,324
                                                                          ===============

NET ASSETS CONSIST OF:
Paid-in capital.......................................................    $     5,915,956
Par value.............................................................              3,000
Accumulated net investment income (loss)..............................              2,477
Accumulated net realized gain (loss) on investments...................           (275,164)
Net unrealized appreciation (depreciation) on investments.............            652,055
                                                                          ---------------
NET ASSETS............................................................    $     6,298,324
                                                                          ===============
NET ASSET VALUE, per share............................................    $         20.99
                                                                          ===============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).........................................            300,002
                                                                          ---------------
Investments, at cost..................................................    $     5,644,614
                                                                          ===============
Repurchase agreement, at cost.........................................    $            --
                                                                          ===============
Securities on loan, at value..........................................    $            --
                                                                          ===============

Page 56                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)

                                                                          FIRST TRUST         FIRST TRUST           FIRST TRUST
                                                                          NASDAQ-100          NASDAQ-100-            NASDAQ-100
                                                                        EQUAL WEIGHTED     TECHNOLOGY SECTOR    EX-TECHNOLOGY SECTOR
                                                                         INDEX(SM) FUND      INDEX(SM) FUND       INDEX(SM) FUND
                                                                            (QQEW)              (QTEC)                 (QQXT)
                                                                       ----------------    ------------------    -----------------
INVESTMENT INCOME:
Dividends............................................................. $       677,258     $       772,976        $      242,838
Securities lending income (net of fees)...............................          17,915                  --                 6,395
Foreign tax withholding...............................................              --                  --                    --
Interest..............................................................              --                  --                     5
                                                                       ---------------     ---------------        --------------
      Total investment income.........................................         695,173             772,976               249,238
                                                                       ---------------     ---------------        --------------
EXPENSES:
Investment advisory fees..............................................         240,663             226,724               108,256
Licensing fees........................................................          60,166              56,681                27,065
Accounting and administration fees....................................          33,194              29,279                15,781
Audit and tax fees....................................................          11,368              11,368                11,368
Printing fees.........................................................           8,680               7,600                 5,270
Legal fees............................................................           8,256              10,789                 4,024
Custodian fees........................................................           7,521               7,085                 3,383
Listing fees..........................................................           4,365               4,552                 3,542
Trustees' fees and expenses...........................................           4,137               3,904                 2,088
Transfer agent fees...................................................           3,008               2,834                 1,353
Registration and filing fees..........................................           1,727                  --                    24
Expenses previously waived or reimbursed..............................              --                  --                    --
Other expenses........................................................           2,172               3,258                 1,110
                                                                       ---------------     ---------------        --------------
      Total expenses..................................................         385,257             364,074               183,264

      Less fees waived and expenses reimbursed by the investment
         advisor                                                               (24,263)            (23,988)              (20,839)
                                                                       ---------------     ---------------        --------------
      Net expenses....................................................         360,994             340,086               162,425
                                                                       ---------------     ---------------        --------------
NET INVESTMENT INCOME (LOSS)..........................................         334,179             432,890                86,813
                                                                       ---------------     ---------------        --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.....................................................       1,078,925             446,794               399,665
      Options.........................................................              --                  --                    --
      In-kind redemptions.............................................       1,347,542           1,467,148             1,300,236
                                                                       ---------------     ---------------        --------------
Net realized gain (loss)..............................................       2,426,467           1,913,942             1,699,901
                                                                       ---------------     ---------------        --------------
Net change in unrealized appreciation (depreciation) on:
      Investments.....................................................      12,792,959           9,954,562             6,818,987
      Options.........................................................              --                  --                    --
                                                                       ---------------     ---------------        --------------
Net change in unrealized appreciation (depreciation)..................      12,792,959           9,954,562             6,818,987
                                                                       ---------------     ---------------        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................      15,219,426          11,868,504             8,518,888
                                                                       ---------------     ---------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................... $    15,553,605     $    12,301,394         $   8,605,701
                                                                       ===============     ===============         =============

Page 58                   See Notes to Financial Statements

      FIRST TRUST                                                                                            FIRST TRUST
        NASDAQ(R)            FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         NASDAQ(R) ABA
      CLEAN EDGE(R)             S&P                 ISE              ISE-REVERE              ISE               COMMUNITY
      GREEN ENERGY              REIT                WATER             NATURAL GAS           CHINDIA               BANK
       INDEX FUND            INDEX FUND          INDEX FUND           INDEX FUND          INDEX FUND           INDEX FUND
         (QCLN)                (FRI)               (FIW)                (FCG)               (FNI)               (QABA)
     ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
      $      36,294       $   8,826,311        $     944,836        $   2,434,459       $     513,766       $     130,950
            192,589                  --                   --              317,795              54,394                  --
                 --                  --              (44,975)            (195,856)            (20,641)                 --
                 --                  43                   25                   50                  --                  --
      -------------       -------------        -------------        -------------       -------------       -------------
            228,883           8,826,354              899,886            2,556,448             547,519             130,950
      -------------       -------------        -------------        -------------       -------------       -------------

             56,819             699,400              207,440              838,287             125,619              26,397
             14,205             186,507               25,930              209,572              25,123               5,939
             10,875             118,096               26,876              105,979               5,290               4,694
             11,368              11,368               11,368               11,368              11,368              11,368
              2,737              41,898                6,511               23,295               1,947               1,148
              1,494              38,283                6,582               34,105               5,476                 776
              1,776              29,142                6,482               26,196               3,926                 825
              3,391               3,870                3,870                4,043               4,043               4,142
              2,418              12,291                3,088               12,081               2,716               2,186
                710              11,656                2,593               10,479               1,570                 330
              1,024               2,452                2,208              (13,289)                 --                 371
                 --               1,506                6,417                   --                  --                  --
                909               9,197                1,794               10,412               2,097                 539
      -------------       -------------        -------------        -------------       -------------       -------------
            107,726           1,165,666              311,159            1,272,528             189,175              58,715


            (22,497)                 --                   --              (15,097)               (746)            (19,119)
      -------------       -------------        -------------        -------------       -------------       -------------
             85,229           1,165,666              311,159            1,257,431             188,429              39,596
      -------------       -------------        -------------        -------------       -------------       -------------
            143,654           7,660,688              588,727            1,299,017             359,090              91,354
      -------------       -------------        -------------        -------------       -------------       -------------



         (1,873,083)         (1,275,358)          (1,368,106)         (15,656,498)            (14,677)            (15,796)
                 --                  --                   --                   --                  --                  --
          4,085,628          23,841,008            1,562,628            7,982,838           2,405,451             284,278
      -------------       -------------        -------------        -------------       -------------       -------------
          2,212,545          22,565,650              194,522          (7,673,660)           2,390,774             268,482
      -------------       -------------        -------------        -------------       -------------       -------------
          8,822,186          (8,207,674)           4,199,290           15,026,765          (1,813,242)          1,795,082
                 --                  --                   --                   --                  --                  --
      -------------       -------------        -------------        -------------       -------------       -------------
          8,822,186         (8,207,674)            4,199,290           15,026,765          (1,813,242)          1,795,082
      -------------       -------------        -------------        -------------       -------------       -------------
         11,034,731          14,357,976            4,393,812            7,353,105             577,532           2,063,564
      -------------       -------------        -------------        -------------       -------------       -------------

      $  11,178,385       $  22,018,664        $   4,982,539        $   8,652,122       $     936,622       $   2,154,918
      =============       =============        =============        =============       =============       =============


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)

                                                                          FIRST TRUST
                                                                             CBOE
                                                                            S&P 500
                                                                              VIX
                                                                        TAIL HEDGE FUND
                                                                            (VIXH)
                                                                        ---------------
INVESTMENT INCOME:
Dividends.............................................................  $        64,425
Securities lending income (net of fees)...............................               --
Foreign tax withholding...............................................              (23)
Interest..............................................................               --
                                                                        ---------------
      Total investment income.........................................           64,402
                                                                        ---------------
EXPENSES:
Investment advisory fees..............................................           17,825
Licensing fees........................................................               --
Accounting and administration fees....................................               --
Audit and tax fees....................................................               --
Printing fees.........................................................               --
Legal fees............................................................               --
Custodian fees........................................................               --
Listing fees..........................................................               --
Trustees' fees and expenses...........................................               --
Transfer agent fees...................................................               --
Registration and filing fees..........................................               --
Expenses previously waived or reimbursed..............................               --
Other expenses........................................................               --
                                                                        ---------------
      Total expenses..................................................           17,825
      Less fees waived and expenses reimbursed by the investment
         advisor                                                                     --
                                                                        ---------------
      Net expenses....................................................           17,825
                                                                        ---------------
NET INVESTMENT INCOME (LOSS)..........................................           46,577
                                                                        ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.....................................................           16,160
      Options.........................................................         (208,340)
      In-kind redemptions.............................................               --
                                                                        ---------------
Net realized gain (loss)..............................................        (192,180)
                                                                        ---------------
Net change in unrealized appreciation (depreciation) on:
      Investments.....................................................          614,082
      Options.........................................................         (26,289)
                                                                        ---------------
Net change in unrealized appreciation (depreciation)..................          587,793
                                                                        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................          395,613
                                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................................  $       442,190
                                                                        ===============

Page 60                     See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                        FIRST TRUST
                                                                        NASDAQ-100                         NASDAQ-100-
                                                                      EQUAL WEIGHTED                    TECHNOLOGY SECTOR
                                                                      INDEX(SM) FUND                     INDEX(SM) FUND
                                                                          (QQEW)                             (QTEC)
                                                             ---------------------------------  ---------------------------------
                                                                  For the                           For the
                                                             Six Months Ended  For the Year     Six Months Ended  For the Year
                                                                 6/30/2013         Ended           6/30/2013          Ended
                                                                (Unaudited)     12/31/2012        (Unaudited)      12/31/2012
                                                               -------------   -------------      -------------   -------------
OPERATIONS:
   Net investment income (loss)............................    $     334,179   $     862,757      $     432,890   $     895,040
   Net realized gain (loss)................................        2,426,467        (534,059)         1,913,942      (8,492,271)
   Net change in unrealized appreciation (depreciation) ...       12,792,959       9,707,786          9,954,562      17,868,037
                                                               -------------   -------------      -------------   -------------
   Net increase (decrease) in net assets resulting from
       operations..........................................       15,553,605      10,036,484         12,301,394      10,270,806
                                                               -------------   -------------      -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...................................         (318,935)       (930,480)          (420,105)       (991,450)
   Net realized gain ......................................               --              --                 --              --
                                                               -------------   -------------      -------------   -------------
   Total distributions to shareholders.....................         (318,935)       (930,480)          (420,105)       (991,450)
                                                               -------------   -------------      -------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...............................       47,326,015      40,706,241         18,660,224      17,786,464
   Cost of shares redeemed.................................       (5,893,917)    (38,536,793)       (11,310,626)    (70,717,904)
                                                               -------------   -------------      -------------   -------------

   Net increase (decrease) in net assets resulting
       from shareholder transactions.......................       41,432,098       2,169,448          7,349,598     (52,931,440)
                                                               -------------   -------------      -------------   -------------

   Total increase (decrease) in net assets.................       56,666,768      11,275,452         19,230,887     (43,652,084)

NET ASSETS:
   Beginning of period.....................................       84,814,804      73,539,352        106,007,981     149,660,065
                                                               -------------   -------------      -------------   -------------

   End of period...........................................    $ 141,481,572   $  84,814,804      $ 125,238,868   $ 106,007,981
                                                               =============   =============      =============   =============
   Accumulated net investment income (loss)
       at end of period....................................    $      15,244   $          --      $      12,785   $          --
                                                               =============   =============      =============   =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.................        3,250,002       3,200,002          4,100,002       6,200,002
   Shares sold.............................................        1,650,000       1,600,000            650,000         650,000
   Shares redeemed.........................................         (200,000)     (1,550,000)          (400,000)     (2,750,000)
                                                               -------------   -------------      -------------   -------------
   Shares outstanding, end of period.......................        4,700,002       3,250,002          4,350,002       4,100,002
                                                               =============   =============      =============   =============

Page 62                 See Notes to Financial Statements

            FIRST TRUST                       FIRST TRUST                      FIRST TRUST
            NASDAQ-100                          NASDAQ(R)                          S&P                         FIRST TRUST
       EX-TECHNOLOGY SECTOR            CLEAN EDGE(R) GREEN ENERGY                 REIT                          ISE WATER
           INDEX(SM) FUND                       INDEX FUND                       INDEX FUND                       INDEX FUND
              (QQXT)                            (QCLN)                            (FRI)                            (FIW)
------------------------------   ------------------------------   ------------------------------   ------------------------------
      For the                        For the                          For the                           For the
Six Months Ended  For the Year  Six Months Ended  For the Year   Six Months Ended  For the Year   Six Months Ended  For the Year
   6/30/2013        Ended           6/30/2013        Ended           6/30/2013        Ended           6/30/2013        Ended
  (Unaudited)    12/31/2012        (Unaudited)    12/31/2012        (Unaudited)    12/31/2012        (Unaudited)    12/31/2012
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------

 $      86,813  $     492,647     $     143,654  $     199,848     $   7,660,688  $   8,527,048     $     588,727  $     668,604
     1,699,901      1,456,905         2,212,545     (5,438,105)       22,565,650      9,469,758           194,522      2,743,835
     6,818,987      4,359,118         8,822,186      5,063,832        (8,207,674)    41,021,892         4,199,290     11,704,734
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------

     8,605,701      6,308,670        11,178,385       (174,425)       22,018,664     59,018,698         4,982,539     15,117,173
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------


       (78,120)      (530,821)         (177,130)      (186,210)       (4,822,815)    (8,264,301)         (576,390)      (716,105)
            --             --                --             --                --       (771,210)               --             --
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------
       (78,120)      (530,821)         (177,130)      (186,210)       (4,822,815)    (9,035,511)         (576,390)      (716,105)
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------


    13,715,065     19,895,486        32,197,720             --        77,466,459    116,759,773        51,838,260     19,286,737
    (4,180,667)   (13,848,505)       (6,109,033)    (6,638,877)     (172,278,388)   (88,815,487)       (4,341,307)   (18,904,444)
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------


     9,534,398      6,046,981        26,088,687     (6,638,877)      (94,811,929)    27,944,286        47,496,953        382,293
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------

    18,061,979     11,824,830        37,089,942     (6,999,512)      (77,616,080)    77,927,473        51,903,102     14,783,361


    41,981,725     30,156,895        13,740,115     20,739,627       402,888,271    324,960,798        72,769,387     57,986,026
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------

 $  60,043,704  $  41,981,725     $  50,830,057  $  13,740,115     $ 325,272,191  $ 402,888,271     $ 124,672,489  $  72,769,387
 =============  =============     =============  =============     =============  =============     =============  =============

 $       8,693  $          --     $     (19,838) $      13,638     $   3,100,620  $     262,747     $      12,337  $          --
 =============  =============     =============  =============     =============  =============     =============  =============


     1,700,002      1,450,002         1,450,002      2,150,002        22,700,002     21,000,002         2,800,002      2,800,002
       500,000        850,000         2,600,000             --         4,050,000      7,000,000         1,850,000        750,000
      (150,000)      (600,000)         (450,000)      (700,000)       (9,300,000)    (5,300,000)         (150,000)      (750,000)
 -------------  -------------     -------------  -------------     -------------  -------------     -------------  -------------
     2,050,002      1,700,002         3,600,002      1,450,002        17,450,002     22,700,002         4,500,002      2,800,002
 =============  =============     =============  =============     =============  =============     =============  =============


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   FIRST TRUST
                                                                   ISE-REVERE                                 FIRST TRUST
                                                                   NATURAL GAS                                ISE CHINDIA
                                                                   INDEX FUND                                 INDEX FUND
                                                                      (FCG)                                      (FNI)
                                                      ----------------------------------     -------------------------------------
                                                            For the                               For the
                                                       Six Months Ended     For the Year       Six Months Ended     For the Year
                                                          6/30/2013             Ended             6/30/2013            Ended
                                                         (Unaudited)         12/31/2012          (Unaudited)        12/31/2012
                                                      ----------------   ---------------     -----------------   -----------------
OPERATIONS:
   Net investment income (loss)...................    $     1,299,017    $     1,574,437      $       359,090     $     1,217,729
   Net realized gain (loss).......................         (7,673,660)       (16,189,085)           2,390,774          (3,470,292)
   Net change in unrealized appreciation (depreciation)    15,026,765        (39,813,093)          (1,813,242)         14,368,597
                                                      ----------------   ----------------     ----------------    ----------------
   Net increase (decrease) in net assets resulting
       from operations............................          8,652,122        (54,427,741)             936,622          12,116,034
                                                      ----------------   ----------------     ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................         (1,437,975)        (1,601,915)            (334,100)         (1,226,880)
   Net realized gain .............................                 --                 --                   --                  --
                                                      ----------------   ----------------     ----------------    ----------------

   Total distributions to shareholders............         (1,437,975)        (1,601,915)            (334,100)         (1,226,880)
                                                      ----------------   ----------------     ----------------    ----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................        111,442,952        297,966,521                   --           2,017,518
   Cost of shares redeemed........................        (82,164,422)      (200,593,951)         (11,804,010)        (26,127,668)
                                                      ----------------   ----------------     ----------------    ----------------
   Net increase (decrease) in net assets resulting
       from shareholder transactions..............         29,278,530         97,372,570          (11,804,010)        (24,110,150)
                                                      ----------------   ----------------     ----------------    ----------------
   Total increase (decrease) in net assets........         36,492,677         41,342,914          (11,201,488)        (13,220,996)

NET ASSETS:
   Beginning of period............................        387,899,302        346,556,388           66,066,346          79,287,342
                                                      ----------------   ----------------     ----------------    ----------------

   End of period..................................    $   424,391,979    $   387,899,302      $    54,864,858     $    66,066,346
                                                      ================   ================     ================    ================

   Accumulated net investment income (loss)
       at end of period...........................    $       (80,877)   $        58,081      $        15,839     $        (9,151)
                                                      ================   ================     ================    ================


CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period........         24,750,002         19,050,002            3,150,002           4,350,002
   Shares sold....................................          6,700,000         17,550,000                   --             100,000
   Shares redeemed................................         (5,050,000)       (11,850,000)            (550,000)         (1,300,000)
                                                      ----------------   ----------------     ----------------    ----------------
   Shares outstanding, end of period..............         26,400,002         24,750,002            2,600,002           3,150,002
                                                      ================   ================     ================    ================

(a) Inception date is August 29, 2012, which is consistent with the commencement of investment operations and is the date the intial creation units were established.

Page 64                 See Notes to Financial Statements

            FIRST TRUST                       FIRST TRUST
           NASDAQ(R) ABA                      CBOE S&P 500
          COMMUNITY BANK                        VIX TAIL
            INDEX FUND                         HEDGE FUND
              (QABA)                             (VIXH)
-----------------------------------   ----------------------------------
      For the                             For the        For the Period
Six Months Ended    For the Year      Six Months Ended     8/29/2012 (a)
    6/30/2013          Ended             6/30/2013           through
   (Unaudited)      12/31/2012           (Unaudited)        12/31/2012
----------------   ----------------   ----------------  ----------------

 $       91,354    $      204,704      $      46,577     $      15,302
        268,482           764,258           (192,180)          (82,984)
      1,795,082           426,602            587,793            64,262
 --------------    --------------      -------------     -------------

      2,154,918         1,395,564            442,190            (3,420)
 --------------    --------------      -------------     -------------

        (82,790)         (217,066)           (44,100           (15,480)
             --                --                 --                --
 --------------    --------------      -------------     -------------
        (82,790)         (217,066)           (44,100           (15,480)
 --------------    --------------      -------------     -------------


      8,522,597         5,084,903          2,973,493         2,945,641
     (1,463,445)       (9,952,509)                --                --
 --------------    --------------      -------------     -------------

      7,059,152        (4,867,606)         2,973,493         2,945,641
 --------------    --------------      -------------     -------------
      9,131,280        (3,689,108)         3,371,583         2,926,741


      8,945,069        12,634,177          2,926,741                --
 --------------    --------------      -------------     -------------
 $   18,076,349    $    8,945,069      $   6,298,324     $   2,926,741
 ==============    ==============      =============     =============


 $        8,564    $           --      $       2,477     $          --
 ==============    ==============      =============     =============



        350,002           550,002            150,002                --
        300,000           200,000            150,000           150,002
        (50,000)         (400,000)                --                --
 --------------    --------------      -------------     -------------
        600,002           350,002            300,002           150,002
 ==============    ==============      =============     =============


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND - QQEW

                                            FOR THE
                                       SIX MONTHS ENDED    FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    26.10     $    22.98     $    23.74     $    19.69     $    12.37     $    22.08
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.07           0.27           0.05           0.15           0.05           0.00 (a)
Net realized and unrealized gain (loss)         4.00           3.14          (0.70)          4.02           7.32          (9.70)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                4.07           3.41          (0.65)          4.17           7.37          (9.70)
                                          ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.07)         (0.29)         (0.11)         (0.12)         (0.05)         (0.00) (a)
Return of capital                                 --             --             --             --             --          (0.01)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                            (0.07)         (0.29)         (0.11)         (0.12)         (0.05)         (0.01)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    30.10     $    26.10     $    22.98     $    23.74     $    19.69     $    12.37
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                               15.60%         14.86%         (2.77)%        21.25%         59.54%        (43.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  141,482     $   84,815     $   73,539     $   75,955     $   40,369     $   14,848
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.64% (c)      0.68%          0.68%          0.75%          0.67%          0.88%
Ratio of net expenses to average
   net assets                                   0.60% (c)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                        0.56% (c)      1.01%          0.23%          0.79%          0.35%          0.01%
Portfolio turnover rate (d)                       13%            34%            27%            24%            36%            39%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND - QTEC

                                           FOR THE
                                       SIX MONTHS ENDED   FOR THE       FOR THE         FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012    12/31/2011      12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------  ------------    ------------   ------------   ------------
Net asset value, beginning of period      $    25.86     $    24.14   $    25.69       $    21.16     $    11.77     $    21.50
                                          ----------     ----------   ----------       ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.10           0.19         0.00 (a) (e)     0.10           0.01             --
Net realized and unrealized gain (loss)         2.93           1.74        (1.47)            4.53           9.39          (9.73)
                                          ----------     ----------   ----------       ----------     ----------     ----------
Total from investment operations                3.03           1.93       (1.47)              4.63           9.40          (9.73)
                                          ----------     ----------   ----------       ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.10)         (0.21)       (0.08)           (0.10)         (0.01)            --
Return of capital                                 --           0.00           --               --          (0.00) (a)        --
                                          ----------     ----------   ----------       ----------     ----------     ----------
Total distributions                            (0.10)         (0.21)       (0.08)           (0.10)         (0.01)            --
                                          ----------     ----------   ----------       ----------     ----------     ----------
Net asset value, end of period            $    28.79     $    25.86   $    24.14       $    25.69     $    21.16     $    11.77
                                          ==========     ==========   ==========       ==========     ==========     ==========

TOTAL RETURN (b)                               11.72%          8.02%       (5.75)%          21.92%         79.89%        (45.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  125,239     $  106,008   $  149,660       $  453,416     $   86,766     $    9,414
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.64% (c)      0.65%        0.63%            0.70%          0.67%          0.88%
Ratio of net expenses to average
   net assets                                   0.60% (c)      0.60%        0.60%            0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                        0.76% (c)      0.63%       (0.02)%           0.71%          0.16%         (0.01)%
Portfolio turnover rate (d)                       10%            26%          21%              26%            35%            33%

(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Per share amounts have been calculated using the average share method.


Page 66                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND - QQXT

                                           FOR THE
                                       SIX MONTHS ENDED   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    24.70     $    20.80     $    21.10     $    17.63     $    12.05     $    21.19
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.04           0.31           0.06           0.17           0.05           0.01
Net realized and unrealized gain (loss)         4.59           3.92          (0.28)          3.46           5.58          (9.14)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                4.63           4.23          (0.22)          3.63           5.63          (9.13)
                                          ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.04)         (0.33)         (0.08)         (0.16)         (0.05)         (0.01)
Return of capital                                 --             --             --             --          (0.00) (a)     (0.00) (a)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                            (0.04)         (0.33)         (0.08)         (0.16)         (0.05)         (0.01)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    29.29     $    24.70     $    20.80     $    21.10     $    17.63     $    12.05
                                          ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                               18.78%         20.31%         (1.08)%        20.64%         46.74%        (43.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   60,044     $   41,982     $   30,157     $   22,151     $   10,579     $    7,232
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.68% (c)      0.76%          0.78%          0.94%          1.28%          1.86%
Ratio of net expenses to average
   net assets                                   0.60% (c)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                        0.32% (c)      1.34%          0.31%          1.02%          0.48%          0.03%
Portfolio turnover rate (d)                       13%            40%            37%            19%            43%            67%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND - QCLN

                                           FOR THE
                                       SIX MONTHS ENDED   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $     9.48     $     9.65     $    16.42     $    16.09     $    11.19     $    30.86
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.03           0.13          (0.03)         (0.01)         (0.02)         (0.04)
Net realized and unrealized gain (loss)         4.66          (0.18)         (6.74)          0.34           4.92         (19.63)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                4.69          (0.05)         (6.77)          0.33           4.90         (19.67)
                                          ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.05)         (0.12)            --             --             --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    14.12     $     9.48     $     9.65     $    16.42     $    16.09     $    11.19
                                          ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                               49.49%         (0.50)%       (41.23)%         2.05%         43.79%        (63.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   50,830     $   13,740     $   20,740     $   36,120     $   43,449     $   23,504
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.76% (c)      0.98%          0.77%          0.78%          0.81%          0.83%
Ratio of net expenses to average
   net assets                                   0.60% (c)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                        1.01% (c)      1.19%         (0.18)%        (0.07)%        (0.12)%        (0.21)%
Portfolio turnover rate (d)                       16%            24%            22%            22%            40%            32%


(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND - FRI

                                           FOR THE
                                       SIX MONTHS ENDED   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    17.75     $    15.47     $    14.65     $    11.72     $     9.43     $    15.81
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.36           0.38           0.28           0.29           0.25           0.31
Net realized and unrealized gain (loss)         0.72           2.30           0.88           2.94           2.31          (6.38)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                1.08           2.68           1.16           3.23           2.56          (6.07)
                                          ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.19)         (0.37)         (0.34)         (0.30)         (0.25)         (0.31)
Net realized gain                                 --          (0.03)            --             --             --             --
Return of capital                                 --             --             --             --          (0.02)            --
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                            (0.19)         (0.40)         (0.34)         (0.30)         (0.27)         (0.31)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    18.64     $    17.75     $    15.47     $    14.65     $    11.72     $     9.43
                                          ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a)                                6.09%         17.39%          7.90%         27.73%         28.00%        (38.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  325,272     $  402,888     $  324,961     $   71,066     $   21,087     $    5,187
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.50% (b)      0.50%          0.57%          0.69%          1.95%          5.30%
Ratio of net expenses to average
   net assets                                   0.50% (b)      0.50%          0.50%          0.50%          0.50%          0.50%
Ratio of net investment income (loss)
   to average net assets                        3.29% (b)      2.15%          2.03%          2.60%          3.39%          3.40%
Portfolio turnover rate (c)                        5%             8%             9%            16%            13%            20%


FIRST TRUST ISE WATER INDEX FUND - FIW

                                           FOR THE
                                       SIX MONTHS ENDED   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    25.99     $    20.71     $    22.13     $    18.66     $    15.69     $    22.38
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.14           0.23           0.16           0.18           0.19           0.12
Net realized and unrealized gain (loss)         1.70           5.30          (1.39)          3.43           2.97          (6.69)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                1.84           5.53          (1.23)          3.61           3.16          (6.57)
                                          ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.13)         (0.25)         (0.19)         (0.14)         (0.19)         (0.12)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    27.70     $    25.99     $    20.71     $    22.13     $    18.66     $    15.69
                                          ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a)                                7.09%         26.83%         (5.62)%        19.49%         20.29%        (29.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  124,672     $   72,769     $   57,986     $   53,111     $   37,314     $   32,157
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.60% (b)      0.63%          0.64%          0.69%          0.72%          0.77%
Ratio of net expenses to average
   net assets                                   0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                        1.14% (b)      1.02%          0.79%          0.96%          1.20%          0.76%
Portfolio turnover rate (c)                       32%            31%            31%            38%            44%            45%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 68                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND - FCG

                                           FOR THE
                                       SIX MONTHS ENDED   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    15.67     $    18.19     $    19.60     $    17.52     $    11.80     $    22.31
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.05           0.07           0.08           0.03           0.07           0.14
Net realized and unrealized gain (loss)         0.42          (2.52)         (1.41)          2.10           5.72         (10.51)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                0.47          (2.45)         (1.33)          2.13           5.79         (10.37)
                                          ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.06)         (0.07)         (0.08)         (0.05)         (0.07)         (0.14)
Return of capital                                 --             --             --          (0.00) (a)     (0.00) (a)        --
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                            (0.06)         (0.07)         (0.08)         (0.05)         (0.07)         (0.14)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    16.08     $    15.67     $    18.19     $    19.60     $    17.52     $    11.80
                                          ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                2.97%        (13.51)%        (6.85)%        12.22%         49.21%        (46.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  424,392     $  387,899     $  346,556     $  396,893     $  464,339     $   37,179
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.61% (c)      0.63%          0.63%          0.65%          0.72%          0.77%
Ratio of net expenses to average
   net assets                                   0.60% (c)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                        0.62% (c)      0.40%          0.39%          0.19%          0.53%          0.77%
Portfolio turnover rate (d)                       30%            41%            43%            93%            71%           116%


FIRST TRUST ISE CHINDIA INDEX FUND - FNI

                                           FOR THE
                                       SIX MONTHS ENDED   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    20.97     $    18.23     $    25.01     $    21.28     $    11.78     $    27.73
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.14           0.35           0.27           0.17           0.09           0.17
Net realized and unrealized gain (loss)         0.12           2.74          (6.75)          3.73           9.50         (15.92)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                0.26           3.09          (6.48)          3.90           9.59         (15.75)
                                          ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.13)         (0.35)         (0.30)         (0.17)         (0.09)         (0.20)
Return of capital                                 --             --             --             --          (0.00) (a)     (0.00)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                            (0.13)         (0.35)         (0.30)         (0.17)         (0.09)         (0.20)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    21.10     $    20.97     $    18.23     $    25.01     $    21.28     $    11.78
                                          ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                1.23%         17.11%        (26.02)%        18.46%         81.58%        (56.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   54,865     $   66,066     $   79,287     $  176,352     $  120,240     $   35,937
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.60% (c)      0.73%          0.66%          0.66%          0.73%          0.73%
Ratio of net expenses to average
   net assets                                   0.60% (c)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                        1.14% (c)      1.60%          1.00%          0.74%          0.58%          0.90%
Portfolio turnover rate (d)                       14%            29%            23%            34%            47%            39%


(a)   Amount represents less than $0.01 share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND - QABA

                                           FOR THE                                                  FOR THE PERIOD
                                       SIX MONTHS ENDED   FOR THE        FOR THE        FOR THE      6/29/2009 (a)
                                          6/30/2013      YEAR ENDED     YEAR ENDED     YEAR ENDED      THROUGH
                                         (UNAUDITED)     12/31/2012     12/31/2011     12/31/2010     12/31/2009
                                         ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    25.56     $    22.97     $    24.95     $    22.41     $    20.00
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.17           0.48           0.37           0.30           0.16
Net realized and unrealized gain (loss)         4.56           2.62          (1.98)          2.55           2.40
                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations                4.73           3.10          (1.61)          2.85           2.56
                                          ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.16)         (0.51)         (0.37)         (0.31)         (0.15)
                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    30.13     $    25.56     $    22.97     $    24.95     $    22.41
                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                               18.50%         13.52%         (6.48)%        12.77%         12.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   18,076     $    8,945     $   12,634     $    9,979     $    5,604
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.89% (c)      1.04%          0.96%          1.16%          2.67% (c)
Ratio of net expenses to average
   net assets                                   0.60% (c)      0.60%          0.60%          0.60%          0.60% (c)
Ratio of net investment income (loss)
   to average net assets                        1.38% (c)      1.90%          1.62%          1.40%          1.92% (c)
Portfolio turnover rate (d)                        8%            17%            29%            26%            15%


FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND - VIXH

                                           FOR THE       FOR THE PERIOD
                                       SIX MONTHS ENDED   8/29/2012 (a)
                                          6/30/2013         THROUGH
                                         (UNAUDITED)       12/31/2012
                                         ------------     ------------
Net asset value, beginning of period      $    19.51       $    19.89
                                          ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.16             0.11
Net realized and unrealized gain (loss)         1.47            (0.38)
                                          ----------       ----------
Total from investment operations                1.63            (0.27)
                                          ----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.15)           (0.11)
                                          ----------       ----------
Net asset value, end of period            $    20.99       $    19.51
                                          ==========       ==========

TOTAL RETURN (b)                                8.34%           (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    6,298       $    2,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                   0.60% (c)        0.60% (c)
Ratio of net expenses to average
   net assets                                   0.60% (c)        0.60% (c)
Ratio of net investment income (loss)
   to average net assets                        1.57% (c)        1.97% (c)
Portfolio turnover rate (d)                         2%              2%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust NASDAQ(R) ABA Community Bank Index Fund would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 70                 See Notes to Financial Statements

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the ten funds listed below:

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (The NASDAQ(R)
   Stock Market, LLC ("NASDAQ") ticker "QQEW")
First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker "QTEC") First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund -
   (NASDAQ ticker "QQXT")
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (NASDAQ
   ticker "QCLN")
First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker "FRI") First Trust ISE Water Index Fund - (NYSE Arca ticker "FIW")
First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca ticker "FCG")
First Trust ISE Chindia Index Fund - (NYSE Arca ticker "FNI")
First Trust NASDAQ(R) ABA Community Bank Index Fund - (NASDAQ ticker "QABA") First Trust CBOE S&P 500 VIX Tail Hedge Fund - (NYSE Arca ticker "VIXH")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                  INDEX
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             NASDAQ(R) Clean Edge(R) Green Energy Index
First Trust S&P REIT Index Fund                                         S&P REIT United States Index
First Trust ISE Water Index Fund                                        ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                           ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                      ISE ChIndia Index(TM)
First Trust NASDAQ(R) ABA Community Bank Index Fund                     NASDAQ OMX(R) ABA Community Bank Index(SM)
First Trust CBOE S&P 500 VIX Tail Hedge Fund                            CBOE VIX Tail Hedge Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

      Securities traded in an over-the-counter market are valued at the closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

        1) the type of security;
        2) the size of the holding;
        3) the initial cost of the security;
        4) transactions in comparable securities;
        5) price quotes from dealers and/or pricing services;
        6) relationships among various securities;
        7) information obtained by contacting the issuer, analysts,or the appropriate stock exchange;
        8) an analysis of the issuer's financial statements; and
        9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between the Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in market that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2013, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

B. Call Options

The First Trust CBOE S&P 500 VIX Tail Hedge Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase out-of-the-money call options on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index") to hedge against changes in the value of equities. Also, the Fund may sell call options on the VIX Index in order to close out existing positions. The purchase of call options involves the risk of loss of all or a part of the cash paid for the call options (the premium). The market risk associated with purchasing options on the VIX Index is limited to the premium paid. When the Fund purchases a call option, the premium paid represents the cost of the call option. Options are marked-to-market daily and their value will be affected by changes in the market value of the stocks included in the stock index.

If the Fund elects to exercise a call option on the VIX Index, settlement does not occur by the delivery of the securities comprising the VIX Index. The Fund, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a call option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is presented separately as "Net realized gain (loss) on options" on the Statements of Operations.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. Offsetting on the Statements of Assets and Liabilities

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Funds adopted the disclosure requirement on netting for the current reporting period. This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

E. Securities Lending

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. Thedividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2013, QQEW, QQXT, QCLN, FCG and FNI have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the Funds sustain losses as a result of a borrower's default, BBH indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

G. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2012 was as follows:


                                                                                             Distributions       Distributions
                                                                     Distributions paid           paid                paid
                                                                       from Ordinary          from Capital        from Return
                                                                           Income                Gains             of Capital
                                                                     -----------------      ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     $ 930,480               $     --             $    --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                    991,450                     --                  --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 530,821                     --                  --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                186,210                     --                  --
First Trust S&P REIT Index Fund                                          8,264,301                771,210                  --
First Trust ISE Water Index Fund                                           716,105                     --                  --
First Trust ISE-Revere Natural Gas Index Fund                            1,601,915                     --                  --
First Trust ISE Chindia Index Fund                                       1,226,880                     --                  --
First Trust NASDAQ(R) ABA Community Bank Index Fund                        217,066                     --                  --
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                15,480                     --                  --


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--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

As of December 31, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                            Accumulated
                                                                       Undistributed        Capital and        Net Unrealized
                                                                          Ordinary             Other            Appreciation
                                                                           Income           Gain (Loss)        (Depreciation)
                                                                       -------------      ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     $      --          $ (14,173,859)       $  1,777,587
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                         --            (22,139,253)         (5,256,769)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                      --             (4,062,166)          3,322,373
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 13,638            (30,115,977)         (6,963,163)
First Trust S&P REIT Index Fund                                            262,747                     --          20,815,480
First Trust ISE Water Index Fund                                                --            (10,667,406)          7,871,985
First Trust ISE-Revere Natural Gas Index Fund                               58,081           (105,595,762)       (109,924,624)
First Trust ISE Chindia Index Fund                                           2,356            (49,891,896)           (547,167)
First Trust NASDAQ(R) ABA Community Bank Index Fund                             --               (697,260)           (127,390)
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                    --                (62,831)             44,109

H. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011 and 2012 remain open to federal and state audit. As of June 30, 2013, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Funds, except for First Trust S&P REIT Index Fund, had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                       Capital      Capital      Capital      Capital
                                                        Loss         Loss         Loss         Loss          Post-         Total
                                                      Available    Available    Available    Available    Enactment -     Capital
                                                       Through      Through      Through      Through         No           Loss
                                                        2015         2016         2017         2018       Expiration     Available
                                                     -----------  -----------   ----------   ---------  -------------   -----------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund  $   54,385  $ 1,957,170  $ 4,681,103    $     --   $ 7,481,201   $14,173,859
First Trust NASDAQ-100-Technology Sector
     Index(SM) Fund                                      311,155    1,421,664    2,016,911          --    18,389,523    22,139,253
First Trust NASDAQ-100 Ex-Technology Secto
     Index(SM) Fund                                        7,779      143,597    1,051,894      80,899     2,777,997     4,062,166
First Trust NASDAQ(R) Clean Edge(R) Green Energy
     Index Fund                                          141,332    4,246,707    7,483,633   5,884,801    12,359,504    30,115,977
First Trust S&P REIT Index Fund                               --           --            --         --            --            --
First Trust ISE Water Index Fund                             592      318,246    5,768,328   2,198,674     2,381,566    10,667,406
First Trust ISE-Revere Natural Gas Index Fund              5,274    7,364,703   32,569,413  40,089,981    25,666,391   105,695,762
First Trust ISE Chindia Index Fund                            --   11,116,593   11,686,955   7,245,147    19,843,201    49,891,896
First Trust NASDAQ(R) ABA Community Bank Index Fund           --           --        4,787     116,604       575,869       697,260
First Trust CBOE S&P 500 VIX Tail Hedge Fund                  --           --           --          --        62,831        62,831

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

I. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust CBOE S&P 500 VIX Tail Hedge Fund (the "Unitary Fee Fund"), for which expenses other than excluded expenses (discussed in Note 3) are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

The Advisor has entered into licensing agreements with each of the following "Licensors" for the respective Funds:


FUND                                                               LICENSOR
First Trust NASDAQ-100 Equal Weighted Index(SM)Fund                The NASDAQ Stock Market, LLC
First Trust NASDAQ-100-Technology Sector Index(SM) Fund            The NASDAQ Stock Market, LLC
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund         The NASDAQ Stock Market, LLC
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund        The NASDAQ Stock Market, LLC /Clean Edge(R), Inc.
First Trust S&P REIT Index Fund                                    Standard & Poor's Financial Services, LLC
First Trust ISE Water Index Fund                                   International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                      International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                                 International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund                 The NASDAQ Stock Market, LLC First Trust
CBOE S&P 500 VIX Tail Hedge Fund                                   Standard & Poor's Financial Services, LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. With the exception of the First Trust CBOE S&P 500 VIX Tail Hedge Fund, the respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust CBOE S&P 500 VIX Tail Hedge Fund, First Trust is paid an annual unitary management fee of 0.60% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses.

First Trust is entitled to receive monthly fees from the remaining Funds calculated at the following annual rates:

                                                                                  % of Average
                                                                                Daily Net Assets
                                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                 0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                              0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                           0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          0.40%
First Trust S&P REIT Index Fund                                                      0.30%
First Trust ISE Water Index Fund                                                     0.40%
First Trust ISE-Revere Natural Gas Index Fund                                        0.40%
First Trust ISE Chindia Index Fund                                                   0.40%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                  0.40%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

For such funds, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2014.

                                                                                   Expense Cap
                                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                  0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                               0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                            0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                           0.60%
First Trust S&P REIT Index Fund                                                       0.50%
First Trust ISE Water Index Fund                                                      0.60%
First Trust ISE-Revere Natural Gas Index Fund                                         0.60%
First Trust ISE Chindia Index Fund                                                    0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                                    0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2013 and the expenses borne by the Advisor subject to recovery from each applicable Fund for the periods indicated were as follows:

                                                                             Expenses Borne by Advisor Subject to Recovery
                                                                       ---------------------------------------------------------
                                               Advisory      Expense      Year        Year         Year      Period
                                                  Fee         Reim-       Ended       Ended        Ended     Ended
                                                Waivers     bursement  12/31/2010  12/31/2011   12/31/2012  12/31/2013   Total

                                               ---------    ---------   ---------   ---------    ---------  --------   ---------
First Trust NASDAQ-100 Equal Weighted
   Index(SM) Fund                               $ 24,263     $   --     $ 36,307    $ 65,568     $ 66,409   $ 24,263    $ 192,547
First Trust NASDAQ-100-Technology Sector
   Index(SM) Fund                                 23,988         --      124,554     114,729       71,070     23,988      334,341
First Trust NASDAQ-100 Ex-Technology Sector
   Index(SM) Fund                                 20,839         --       28,635      50,938       58,392     20,839      158,804
First Trust NASDAQ(R) Clean Edge(R) Green
   Energy Index Fund                              22,497         --       27,753      54,545       63,185     22,497      167,980
First Trust S&P REIT Index Fund                       --         --       42,397     130,777        4,444         --      177,618
First Trust ISE Water Index Fund                      --         --       11,011      25,829       19,978         --       56,818
First Trust ISE-Revere Natural Gas Index Fund     15,097         --       59,731     139,394      100,098     15,097      314,320
First Trust ISE Chindia Index Fund                   746         --       33,603      76,490       97,245        746      208,084
First Trust NASDAQ(R) ABA Community Bank
   Index Fund                                     19,119         --       19,431      45,663       46,863     19,119      131,076

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                        Purchases             Sales
                                                                                   ------------------   ------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                  $ 15,872,344         $ 15,801,293
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                 11,084,302           11,071,930
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                               7,182,092            7,150,278
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                              4,625,642            4,656,838
First Trust S&P REIT Index Fund                                                         27,111,403           23,739,236
First Trust ISE Water Index Fund                                                        33,221,611           36,548,859
First Trust ISE-Revere Natural Gas Index Fund                                          126,189,688          126,161,391
First Trust ISE Chindia Index Fund                                                       8,747,570            8,589,307
First Trust NASDAQ(R) ABA Community Bank Index Fund                                      1,093,555            1,059,407
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                95,496              327,484

For the six months ended June 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                       Purchases              Sales
                                                                                   ------------------   ------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                  $ 47,300,969         $ 5,894,527
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                 18,637,239          11,304,123
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              13,715,298           4,192,922
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                             32,153,288           6,066,610
First Trust S&P REIT Index Fund                                                         77,339,787         171,992,319
First Trust ISE Water Index Fund                                                        51,750,632           4,324,551
First Trust ISE-Revere Natural Gas Index Fund                                          111,389,169          82,143,822
First Trust ISE Chindia Index Fund                                                              --          11,791,014
First Trust NASDAQ(R) ABA Community Bank Index Fund                                      8,515,700           1,462,215
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                             2,969,757                  --

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                             1-100                      $500
                           101-200                    $1,000
                           201-300                    $1,500
                           301-400                    $2,000
                           401-500                    $2,500
                           501-600                    $3,000
                           601-700                    $3,500

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                              1-100                     $500
                            101-200                   $1,000
                            201-300                   $1,500
                            301-400                   $2,000
                            401-500                   $2,500
                            501-600                   $3,000
                            601-700                   $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2014.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2013 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              BOARD CONSIDERATIONS

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following eighteen series of the Trust (each a "Fund" and collectively, the "Funds"):

     First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)
     First Trust Value Line(R) Dividend Index Fund (FVD)
     First Trust Dow Jones Select MicroCap Index(SM) Fund (FDM)
     First Trust Morningstar Dividend Leaders(SM) Index Fund (FDL) First Trust US IPO Index Fund (FPX)
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (QQEW)
     First Trust NASDAQ-100-Technology Sector Index(SM) Fund (QTEC) First Trust NYSE Arca Biotechnology Index Fund (FBT)
     First Trust Dow Jones Internet Index(SM) Fund (FDN)
     First Trust Strategic Value Index Fund (FDV)
     First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (QQXT) First Trust Value Line(R) Equity Allocation Index Fund (FVI)
     First Trust ISE Chindia Index Fund (FNI)
     First Trust ISE Water Index Fund (FIW)
     First Trust ISE-Revere Natural Gas Index Fund (FCG)
     First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
     First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2014, for each Fund at a meeting held on March 10-11, 2013. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's investment advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2014. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds. The Board also reviewed data prepared by Lipper showing the advisory fees and expense ratios of each Fund as compared to each Fund's Lipper Expense Group. Because each Fund's Lipper Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the more relevant data point. Based on the information provided, the Board noted that the total (net) expense ratios of QTEC, FDN, QCLN, FIW, FCG and FNI were at or below the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group and that the total
(net) expense ratios of FDL, FVD, FBT, QABA, FDV, FRI, FVL, FVI, FDM, FPX, QQEW and QQXT were above the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group. The Independent Trustees discussed with representatives of the Advisor the Advisor's philosophy regarding expense ratios of ETFs it manages, and the limitations in creating a relevant peer group for each Fund, including that (i) some of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and
(ii) differences in the net assets of the peer funds as compared to the Funds caused the Funds' fixed expenses to differ on a percentage basis as compared to the peer funds and in some instances caused otherwise relevant peer funds to be omitted from a Fund's peer group. The Board took these limitations into account in considering the Lipper data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. With respect to FDV, the Board noted that the Advisor was proposing at the March 10-11, 2013 meeting that the Board approve a change in the Fund's underlying index from the Credit Suisse U.S. Value Index to the NASDAQ Capital Strength Index. The Board considered performance information with respect to the NASDAQ Capital Strength Index and estimated expense information for the Fund with a new index, and noted, among other things, the lower licensing fee for the NASDAQ Capital Strength Index versus the current licensing fee for the Credit Suisse U.S. Value Index. In addition, the Board reviewed data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board considered the Advisor's statement that no material economies of scale exist at current Fund asset levels. The Board also considered the costs of the services provided and profits realized by

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits (if any) estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2012 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

Each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund and the First Trust NASDAQ-100-Technology Sector Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

First Trust S&P REIT Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust CBOE S&P 500 VIX Tail Hedge Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund and First Trust NASDAQ-100 Equal Weighted Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

The First Trust ISE Water Index Fund invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust ISE Water Index Fund involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.

The First Trust CBOE S&P 500 VIX Tail Hedge Fund's use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the First Trust CBOE S&P 500 VIX Tail Hedge Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller,

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2013 (UNAUDITED)

and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

Unlike most exchange-traded funds, the First Trust CBOE S&P 500 VIX Tail Hedge Fund may effect a portion of creations and redemptions for cash, rather than in-kind securities. Particularly, the call option portion of the Fund's portfolio, if applicable, may be redeemed for cash. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Because the Fund may effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

         NOT FDIC INSURED      NOT BANK GUARANTEED     MAY LOSE VALUE

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              FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

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ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 9, 2013
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 9, 2013
     -----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 9, 2013
     -----------------

* Print the name and title of each signing officer under his or her signature.